UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.®

Hartford Active Fixed Income ETFs

Semi-Annual Report

January 31, 2020 (Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (hartfordfunds.com). You will be notified by mail each time a report is posted and provided with a website link to access the report. You may at any time elect to receive paper copies of all shareholder reports free of charge by contacting your financial intermediary. Your election to receive reports in paper will apply to all Hartford Funds held in your account.

If you previously elected to receive shareholder reports and other communications electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically anytime by contacting your financial intermediary.

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Semi-Annual Report that covers the period from August 1, 2019 through January 31, 2020.

Market Review

During the six months ended January 31, 2020, U.S. stocks, as measured by the S&P 500 Index,1 gained 9.31%. Those returns came on the heels of a robust 12-month gain for the S&P 500 of 31.49% for calendar year 2019 that initially carried into early January 2020.

For the period, geopolitical issues provided a mixed picture. The new United States-Mexico-Canada Agreement signed in January was seen as a potential positive for North American trade. Tensions around the U.S.-China trade dispute subsided with the signing in January of a Phase One agreement on tariffs and trade reforms, while military tensions between the U.S. and Iran briefly rattled markets. In the U.S., investors appeared to take the impeachment trial of President Trump in stride.

Equities got off to a strong start in early- and mid-January before running into late-period headwinds arising from the initial effects of the emergence of the new coronavirus strain, COVID-19, originating in China. As the period ended, volatility had returned to global markets as investors began to digest the outbreak’s anticipated negative impact on economic growth and global supply chains.

Prior to the coronavirus outbreak, the overall U.S. economy had begun the year in a good place, with unemployment at a 50-year low, inflation only a touch below the 2% target rate set by the U.S. Federal Reserve (Fed), and most growth forecasts optimistic for continued expansion. But the impact of the coronavirus outbreak on the global economy continued to cast a cloud over what had initially appeared to be an otherwise healthy investment environment. As a result, global markets have become volatile.

The Fed had been expected to leave rates unchanged for 2020, but was forced to dramatically change course as the dimensions of the COVID-19 pandemic began to take shape. On March 3, 2020 the Fed reduced its key interest rate by a full half-percent in an effort to preserve liquidity. Another reduction later in March took interest rates to near zero.

Needless to say, a global pandemic of unknown duration suggests a need to make careful decisions regarding your investment portfolio. As always, you should maintain a strong relationship with your financial advisor, who can guide you through shifting markets while helping you find a good fit within our family of funds.

Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our complete selection of ETFs, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.

Hartford Active Fixed Income ETFs

Hartford Municipal Opportunities ETF

Fund Overview

January 31, 2020 (Unaudited)

Inception 12/13/2017 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Average Annual Total Returns

for the Periods Ending 1/31/20

	6 Months[1]	1 Year	Since Inception[2]
Municipal Opportunities ETF (NAV Return)	3.23%	8.82%	5.38%
Municipal Opportunities ETF (Market Price Return)	3.27%	9.03%	5.43%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.71%	7.16%	4.49%

[1]	Not Annualized
[2]	Inception: 12/13/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended January 31, 2020.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition of Municipal Bonds(1)

as of January 31, 2020

Municipal Bonds	Percentage of Net Assets
Airport	6.6%
Development	1.1
Education	1.8
General Obligation	11.8
Higher Education	2.9
Housing	0.9
Medical	6.4
Mello-Roos District	0.1
Multifamily Housing	0.5
Nursing Homes	6.0
Other(2)	18.6
Pollution	1.1
Power	5.4
School District	12.1
Single Family Housing	6.5
Student Loan	1.0
Tobacco	2.9
Transportation	7.7
Utilities	1.5
Water	5.3
Short-Term Investments	0.1
Other Assets & Liabilities	(0.3)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.

(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

2

Hartford Schroders Tax-Aware Bond ETF

Fund Overview

January 31, 2020 (Unaudited)

Inception 04/18/2018 (Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks total return on an after-tax basis.

Average Annual Total Returns

for the Periods Ending 1/31/20

	6 Months[1]	1 Year	Since Inception[2]
Tax-Aware Bond ETF (NAV Return)	2.60%	7.76%	5.91%
Tax-Aware Bond ETF (Market Price Return)	2.74%	8.33%	6.05%
Bloomberg Barclays Municipal Bond Index	3.33%	8.65%	6.52%

[1]	Not Annualized
[2]	Inception: 04/18/2018.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended January 31, 2020.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Mortgage related- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of January 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	17.8%
Municipal Bonds	57.4
U.S. Government Agencies(2)	9.7
U.S. Government Securities	1.3

Total	86.2%

Short-Term Investments	15.9
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of January 31, 2020.

3

Hartford Short Duration ETF

Fund Overview

January 31, 2020 (Unaudited)

Inception 05/30/2018 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

Average Annual Total Returns

for the Periods Ending 1/31/20

	6 Months[1]	1 Year	Since Inception[2]
Short Duration ETF (NAV Return)	2.51%	6.17%	4.80%
Short Duration ETF (Market Price Return)	2.58%	6.16%	4.89%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	1.91%	4.20%	3.66%

[1]	Not Annualized
[2]	Inception: 05/30/2018.

Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended January 31, 2020.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of January 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	10.7%
Corporate Bonds	59.3
Foreign Government Obligations	0.5
Municipal Bonds	0.2
Senior Floating Rate Interests	20.1
U.S. Government Agencies(2)	9.9

Total	100.7%

Short-Term Investments	0.5
Other Assets & Liabilities	(1.2)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage backed securities as of January 31, 2020.

4

Hartford Total Return Bond ETF

Fund Overview

January 31, 2020 (Unaudited)

Inception 09/27/2017 (Sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

Average Annual Total Returns

for the Periods Ending 1/31/20

	6 Months[1]	1 Year	Since Inception[2]
Total Return Bond ETF (NAV Return)	4.59%	10.63%	5.07%
Total Return Bond ETF (Market Price Return)	4.69%	11.00%	5.14%
Bloomberg Barclays U.S. Aggregate Bond Index	4.20%	9.64%	4.68%

[1]	Not Annualized
[2]	Inception: 09/27/2017.

Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com/activeETFs.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The table does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com/activeETFs.

Total returns are calculated using the daily 4:00 pm net asset value (NAV). Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times.

The Fund’s shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 50,000 shares.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

See “Benchmark Glossary” for benchmark descriptions.

The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus, was 0.30%. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended January 31, 2020.

Important Risks

Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage related- and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market, can result in additional price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk.

• Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

Composition by Security Type(1)

as of January 31, 2020

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	16.7%
Corporate Bonds	29.0
Foreign Government Obligations	6.1
Municipal Bonds	1.0
Senior Floating Rate Interests	4.2
U.S. Government Agencies(2)	48.4
U.S. Government Securities	23.6

Total	129.0%

Short-Term Investments	2.2
Purchased Options	0.1
Other Assets & Liabilities	(31.3)

Total	100.0%

(1)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

(2)	All or a portion of the securities categorized as U.S. Government Agencies were agency mortgage backed securities as of January 31, 2020.

5

Hartford Active Fixed Income ETFs

Benchmark Glossary

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax exempt bond market.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that are Securities and Exchange Commission registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

6

Hartford Active Fixed Income ETFs

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of August 1, 2019 through January 31, 2020. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund’s annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses paid during the period August 1, 2019 through January 31, 2020	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses paid during the period August 1, 2019 through January 31, 2020	Annualized expense ratio
Hartford Municipal Opportunities ETF	$1,000.00	$1,032.30	$1.48	$1,000.00	$1,023.68	$1.48	0.29%

Hartford Schroders Tax-Aware Bond ETF	$1,000.00	$1,026.00	$1.99	$1,000.00	$1,023.18	$1.98	0.39%

Hartford Short Duration ETF	$1,000.00	$1,025.10	$1.48	$1,000.00	$1,023.68	$1.48	0.29%

Hartford Total Return Bond ETF	$1,000.00	$1,045.90	$1.49	$1,000.00	$1,023.68	$1.48	0.29%

7

Hartford Municipal Opportunities ETF

Schedule of Investments

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2%
	Alabama - 3.7%
$1,100,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2027	$1,385,307
100,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	120,559
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	104,081
1,000,000	Lower Alabama Gas Dist 5.00%, 09/01/2031	1,294,640
1,590,000	State of Alabama Docks Department 5.00%, 10/01/2026	1,933,456
665,000	State of Alabama, Troy University 5.00%, 11/01/2023	759,384

		5,597,427

	Arizona - 2.4%
1,990,000	Arizona Transportation Board Rev 5.00%, 07/01/2020	2,023,571
480,000	Coconino County, AZ, Pollution Control Corp. 1.80%, 09/01/2032(1)	480,691
185,000	Maricopa County, AZ, Industrial Dev Auth 5.00%, 09/01/2031	234,425
750,000	Maricopa County, AZ, Pollution Control Corp. 5.00%, 06/01/2035	760,080
110,000	Tempe, AZ, Industrial Dev Auth 4.00%, 10/01/2023(2)	110,953

		3,609,720

	California - 4.9%
205,000	Alameda County, Oakland, CA, Unified School Dist 4.00%, 08/01/2034	238,878
145,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	146,573
1,000,000	California State, GO Taxable 5.00%, 04/01/2035	1,307,540
	City of Los Angeles, CA, Department of Airports
1,450,000	5.00%, 05/15/2035	1,816,400
1,500,000	5.00%, 05/15/2040	1,517,385
150,000	Fresno, CA, Unified School Dist 0.00%, 08/01/2032(3)	104,364
500,000	Golden State Tobacco Securitization Corp., CA 5.00%, 06/01/2032	610,205
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	116,469
	San Joaquin Hills, CA, Transportation Corridor Agency
80,000	0.00%, 01/15/2026(3)	70,852
215,000	0.00%, 01/15/2032(3)	157,733
70,000	0.00%, 01/15/2035(3)	46,600
1,300,000	Tender Option Bond Trust Receipts/Certificates 0.97%, 12/01/2022(1)(2)	1,300,000

		7,432,999

	Colorado - 1.6%
835,000	Colorado Health Facs Auth Rev 5.00%, 08/01/2044	1,022,073
175,000	Denver, CO, Urban Renewal Auth 5.25%, 12/01/2039(2)	188,295
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,302,239

		2,512,607

	Connecticut - 2.6%
100,000	City of Bridgeport, CT, GO 5.00%, 07/15/2034	122,384
970,000	Connecticut Housing Finance Auth Rev 4.25%, 05/15/2042	1,072,742
320,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2026	387,994
	State of Connecticut, GO
500,000	5.00%, 04/15/2029	622,205
380,000	5.00%, 11/15/2025	465,173
1,000,000	5.00%, 09/15/2027	1,268,790

		3,939,288

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	District of Columbia - 1.4%
$250,000	Dist of Columbia Rev 5.00%, 07/01/2037	$271,625
	Dist of Columbia, GO
1,100,000	5.00%, 06/01/2042	1,346,268
455,000	5.00%, 07/01/2042	490,845

		2,108,738

	Florida - 5.4%
270,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	305,389
125,000	City of Atlantic Beach, FL, Health Care Facs Auth 5.00%, 11/15/2043	143,974
1,235,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2050	1,373,184
1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2037	1,218,090
	JEA, FL, Electric System Rev
1,550,000	5.00%, 10/01/2022	1,716,981
1,500,000	5.00%, 10/01/2028	1,894,350
	Polk County, FL, Industrial Dev Auth
705,000	5.00%, 01/01/2029	814,268
190,000	5.00%, 01/01/2055	212,051
35,000	Putnam County, FL, Dev Auth 5.00%, 03/15/2042	42,214
500,000	Seminole County, FL, Industrial Dev Auth 3.75%, 11/15/2025	501,390

		8,221,891

	Georgia - 1.9%
	Burke County, GA, Dev Auth Rev
1,000,000	2.05%, 10/01/2032(1)	1,011,580
200,000	3.00%, 11/01/2045(1)	206,526
200,000	Main Street, GA, Natural Gas, Inc. 5.50%, 09/15/2023	229,286
	Municipal Electric Auth, GA
1,000,000	5.00%, 01/01/2028	1,200,330
215,000	5.00%, 01/01/2056	252,769

		2,900,491

	Hawaii - 0.1%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	125,569

	Illinois - 13.2%
	Chicago, IL, Board of Education, GO
105,000	0.00%, 12/01/2023(3)	97,798
110,000	0.00%, 12/01/2026(3)	95,161
65,000	5.00%, 12/01/2020	66,732
250,000	5.00%, 12/01/2024	285,137
500,000	5.00%, 12/01/2028	610,990
250,000	5.00%, 04/01/2033	297,952
	Chicago, IL, Transit Auth
1,490,000	5.00%, 12/01/2021	1,591,320
445,000	5.00%, 06/01/2024	510,847
130,000	5.25%, 12/01/2024	139,776
105,000	5.25%, 12/01/2025	112,890
	City of Chicago, IL, GO
500,000	0.00%, 01/01/2026(3)	438,305
400,000	5.00%, 01/01/2024	448,284
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	102,127
50,000	5.50%, 01/01/2030	63,150
1,075,000	City of Decatur, IL, GO 5.00%, 03/01/2035	1,256,234
100,000	Cook County, IL, GO 5.00%, 11/15/2021	106,146
195,000	Illinois Housing Dev Auth 4.00%, 02/01/2035	201,798
150,000	Illinois State Finance Auth Rev 5.00%, 11/15/2045	172,119
150,000	Illinois State Toll Highway Auth 5.00%, 01/01/2030	189,518
1,700,000	Illinois State Toll Highway Auth, Taxable Rev 5.00%, 01/01/2030	2,253,214

The accompanying notes are an integral part of these financial statements.

8

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Illinois - 13.2% - (continued)
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO
$1,000,000	5.00%, 01/01/2021	$1,036,440
100,000	5.00%, 01/01/2032	119,779
150,000	Kendall Kane & Will Counties, IL, Unified School Dist, GO 0.00%, 02/01/2027(3)	132,255
205,000	Metropolitan Pier & Exposition Auth, IL 0.00%, 12/15/2025(3)	183,368
	Railsplitter, IL, Tobacco Settlement Auth
150,000	5.00%, 06/01/2022	163,103
75,000	5.25%, 06/01/2021	79,022
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	173,424
1,000,000	6.00%, 07/01/2024	1,156,950
	Sales Tax Securitization Corp., IL
500,000	5.00%, 01/01/2029	623,340
985,000	5.00%, 01/01/2037	1,198,449
455,000	Sales Tax Securitization Corp., IL Rev 5.00%, 01/01/2030	589,280
	State of Illinois, GO
1,040,000	5.00%, 03/01/2021	1,079,458
1,250,000	5.00%, 06/15/2022	1,340,862
450,000	5.00%, 12/01/2024	514,750
1,000,000	5.00%, 02/01/2027	1,196,360
115,000	5.00%, 06/15/2027	135,952
300,000	5.00%, 11/01/2027	360,576
750,000	5.25%, 12/01/2030	910,305
100,000	Village of Bolingbrook, IL, GO 5.00%, 01/01/2028	125,513

		20,158,684

	Indiana - 0.2%
283,270	City of Evansville, IN 3.00%, 06/01/2034	300,230

	Iowa - 1.2%
	Iowa Student Loan Liquidity Corp.
400,000	5.00%, 12/01/2020	411,664
350,000	5.00%, 12/01/2025	414,424
	State of Iowa, Finance Auth
215,000	2.88%, 05/15/2049	217,217
575,000	5.00%, 02/15/2027	719,572

		1,762,877

	Kentucky - 1.0%
110,000	Kentucky Bond Dev Corp. 5.00%, 09/01/2023	124,727
100,000	Kentucky Public Energy Auth 4.00%, 01/01/2049(1)	111,648
1,250,000	Louisville, KY, Regional Airport Auth 5.00%, 07/01/2021	1,320,100

		1,556,475

	Maine - 0.2%
305,000	Finance Auth of Maine 5.00%, 12/01/2021	325,353

	Maryland - 2.8%
40,000	Maryland Health & Higher Educational Facs Auth 2.88%, 07/01/2023	42,100
1,000,000	State of Maryland, GO 5.00%, 03/15/2028	1,269,900
3,000,000	Washington Suburban Sanitary Commission 0.95%, 06/01/2023(1)	3,000,000

		4,312,000

	Massachusetts - 3.4%
1,500,000	Commonwealth of Massachusetts, GO 5.00%, 01/01/2042	1,849,890
	Massachusetts Dev Finance Agency
100,000	5.00%, 07/01/2034	117,737
100,000	5.00%, 07/01/2048	120,404
	Massachusetts Dev Finance Agency, Rev
250,000	5.00%, 07/01/2020	253,793
255,000	5.00%, 07/01/2031	302,300

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Massachusetts - 3.4% - (continued)
$575,000	5.00%, 07/01/2034	$721,504
350,000	5.00%, 07/01/2044	397,208
855,000	Massachusetts Housing Finance Agency 3.30%, 06/01/2024	917,090
405,000	Massachusetts State Dev Finance Agency 5.00%, 07/01/2031	506,286

		5,186,212

	Michigan - 4.1%
345,000	City of Detroit, MI, GO 5.00%, 04/01/2022	364,654
1,250,000	Lincoln Park School Dist, GO 5.00%, 05/01/2032	1,598,725
1,100,000	Michigan Finance Auth 5.00%, 07/01/2035	1,285,658
	Michigan State Housing Dev Auth
1,200,000	4.25%, 06/01/2049	1,326,744
670,000	4.25%, 12/01/2049	747,720
275,000	New Haven Community Schools 5.00%, 05/01/2032	347,427
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	605,630

		6,276,558

	Minnesota - 1.4%
	Duluth, MN, Independent School Dist No. 709
750,000	5.00%, 02/01/2022	805,657
575,000	5.00%, 02/01/2025	678,811
404,100	Freddie Mac Multifamily, ML, Certificates 2.54%, 06/25/2037	426,990
200,000	St. Francis, MN, Independent School Dist No. 15 4.00%, 02/01/2030	214,838

		2,126,296

	Mississippi - 0.8%
1,000,000	State of Mississippi 5.00%, 10/15/2029	1,285,850

	Missouri - 2.4%
990,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist 4.00%, 10/01/2036	1,176,991
400,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	507,916
510,000	Kansas City Industrial Dev Auth 5.00%, 03/01/2032	643,906
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community 5.25%, 05/15/2042	566,770
650,000	St. Louis County, MO, Industrial Dev Auth 5.00%, 09/01/2028	753,265

		3,648,848

	Nevada - 2.3%
275,000	City of North Las Vegas, NV 4.50%, 06/01/2039	297,534
280,000	City of Reno, NV 5.00%, 06/01/2033	349,639
175,000	City of Sparks, NV 2.50%, 06/15/2024(2)	178,057
	Clark County, NV, School Dist, GO
1,000,000	5.00%, 06/15/2026	1,222,450
1,000,000	5.00%, 06/15/2029	1,297,720
200,000	Las Vegas, NV, New Convention Center Auth 5.00%, 07/01/2029	231,864

		3,577,264

	New Hampshire - 0.2%
215,000	New Hampshire Health and Education Facs Auth Act Rev 5.00%, 08/01/2059	330,049

	New Jersey - 1.9%
1,000,000	City of Bayonne, NJ 0.00%, 07/01/2023(3)	954,700
	New Jersey Economic Dev Auth
400,000	5.00%, 06/15/2022	434,440
150,000	5.00%, 06/15/2023	167,972
255,000	New Jersey Educational Facs Auth 5.00%, 06/01/2020	258,264

The accompanying notes are an integral part of these financial statements.

9

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	New Jersey - 1.9% - (continued)
$125,000	New Jersey Transportation Trust Fund Auth 5.00%, 12/15/2023	$142,138
250,000	New Jersey Turnpike Auth 4.00%, 01/01/2033	293,192
	Tobacco Settlement Financing Corp., NJ
340,000	5.00%, 06/01/2024	389,718
250,000	5.00%, 06/01/2029	310,605

		2,951,029

	New Mexico - 0.2%
155,000	City of Santa Fe, NM 5.00%, 05/15/2049	172,019
95,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	103,922

		275,941

	New York - 7.6%
480,000	Metropolitan Transportation Auth, NY, Rev 5.00%, 11/15/2020	494,923
	New York City Transitional Finance Auth Future Tax Secured Rev
165,000	5.00%, 11/01/2021	170,049
2,000,000	5.00%, 08/01/2035	2,544,920
2,000,000	New York City, NY, Water & Sewer System 1.18%, 06/15/2050(1)	2,000,000
	New York State Dormitory Auth Rev
200,000	5.00%, 02/15/2031	252,632
1,000,000	5.00%, 03/15/2035	1,283,960
1,000,000	5.00%, 02/15/2038	1,223,510
1,000,000	5.00%, 03/15/2048	1,241,680
1,395,000	State of New York Mortgage Agency 3.25%, 04/01/2025	1,475,952
390,000	Syracuse, NY, Industrial Dev Agency 5.00%, 01/01/2031	437,537
500,000	Town of Oyster Bay, NY, GO 4.00%, 02/15/2020	500,415

		11,625,578

	North Carolina - 0.8%
	North Carolina Medical Care Commission
255,000	4.00%, 01/01/2025	278,103
395,000	5.00%, 01/01/2038	468,316
	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge
145,000	5.00%, 01/01/2039	168,397
210,000	5.00%, 01/01/2044	246,528

		1,161,344

	Ohio - 2.3%
1,000,000	American Municipal Power, Inc., OH 2.30%, 02/15/2038(1)	1,017,580
2,200,000	Buckeye, OH, Tobacco Settlement Finance Auth 5.88%, 06/01/2047	2,209,438
100,000	Cleveland, OH, Department of Public Utilities 5.00%, 11/15/2030	125,635
100,000	County of Lucas, OH 5.00%, 11/15/2020	102,712

		3,455,365

	Oklahoma - 1.0%
	Oklahoma Dev Finance Auth
30,000	5.25%, 08/15/2048	36,104
30,000	5.50%, 08/15/2057	36,426
905,000	Oklahoma Dev Finance Auth Rev 1.63%, 07/06/2023	906,701
550,000	Oklahoma Housing Finance Agency 5.00%, 09/01/2043	568,926

		1,548,157

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Oregon - 0.4%
$30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis 0.00%, 06/15/2038(4)	$36,975
60,000	Clackamas County, OR, Hospital Facs Auth 2.60%, 11/15/2023	60,020
20,000	Marion County, OR, School Dist No. 15 North Marion 0.00%, 06/15/2037(3)	11,357
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10JT Gresham-Barlow 0.00%, 06/15/2038(3)	68,125
	Salem Hospital Facs Auth, OR
40,000	5.00%, 05/15/2038	46,996
30,000	5.00%, 05/15/2048	34,784
105,000	State of Oregon Housing & Community Services Department 4.50%, 01/01/2049	115,849
180,000	State of Oregon, GO 4.00%, 12/01/2048	194,560
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J 0.00%, 06/15/2034(3)	66,472

		635,138

	Pennsylvania - 7.2%
585,000	Allegheny County, PA, Airport Auth 5.00%, 01/01/2026	627,500
135,000	Armstrong School Dist 4.00%, 03/15/2035	157,060
565,000	City of Philadelphia, PA, Airport Rev 5.00%, 02/01/2035	719,149
	Commonwealth Finance Auth, PA
490,000	5.00%, 06/01/2020	496,140
100,000	5.00%, 06/01/2027	124,680
590,000	Erie, PA, City School Dist, GO 5.00%, 04/01/2028	744,668
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	266,140
240,000	5.00%, 12/01/2044	283,464
100,000	5.00%, 12/01/2046	111,954
1,000,000	Pennsylvania Economic Dev Financing Auth 2.63%, 11/01/2021	1,022,560
	Pennsylvania Higher Educational Facs Auth
250,000	5.00%, 05/01/2025	299,088
750,000	5.00%, 05/01/2037	911,775
	Pennsylvania Housing Finance Agency
445,000	3.10%, 04/01/2023	455,551
1,565,000	4.00%, 10/01/2038	1,650,856
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	188,187
1,095,000	5.00%, 12/01/2032	1,370,874
95,000	5.00%, 12/01/2037	105,868
540,000	Philadelphia, PA, School Dist, GO 5.00%, 09/01/2032	687,236
265,000	Pittsburgh Water & Sewer Auth 5.00%, 09/01/2034	341,188
375,000	Wilkes-Barre Area, PA, School Dist 5.00%, 04/15/2059	451,425

		11,015,363

	Puerto Rico - 0.6%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
675,000	0.00%, 07/01/2051(3)	142,708
625,000	5.00%, 07/01/2058	702,750

		845,458

	Rhode Island - 0.2%
200,000	Rhode Island Student Loan Auth 5.00%, 12/01/2027	247,814

	South Carolina - 1.6%
390,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC 5.00%, 12/01/2029	462,809
1,000,000	South Carolina Jobs-Economic Dev Auth 5.00%, 05/01/2028	1,273,120

The accompanying notes are an integral part of these financial statements.

10

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	South Carolina - 1.6% - (continued)
	South Carolina State Public Service Auth
$500,000	5.00%, 12/01/2034	$576,945
125,000	5.00%, 12/01/2050	142,483

		2,455,357

	South Dakota - 0.7%
980,000	South Dakota Housing Dev Auth 4.50%, 11/01/2048	1,095,356

	Tennessee - 1.5%
110,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	134,644
125,000	Metropolitan Nashville Airport Auth 5.00%, 07/01/2027	149,195
	Tennessee Energy Acquisition Corp.
500,000	5.00%, 02/01/2022	536,900
300,000	5.00%, 02/01/2023	331,968
295,000	5.00%, 02/01/2025	344,522
455,000	5.00%, 02/01/2027	550,618
155,000	Tennessee Housing Dev Agency 4.00%, 01/01/2049	169,183

		2,217,030

	Texas - 9.3%
1,000,000	Alamo Heights, TX, Independent School Dist 5.00%, 02/01/2022	1,081,580
1,125,000	Arlington, TX, Independent School Dist 5.00%, 02/15/2028	1,382,704
405,000	Austin, TX, Independent School Dist 4.00%, 08/01/2033	480,950
750,000	City of Houston, TX 0.00%, 09/01/2025(3)	693,255
	City of San Antonio, TX, Electric & Gas Systems Rev
555,000	1.75%, 02/01/2049(1)	573,065
1,385,000	5.00%, 02/01/2028	1,720,031
1,650,000	Frenship Independent School Dist, GO 4.00%, 02/15/2020	1,651,584
100,000	Harris County - Houston, TX, Sports Auth 5.00%, 11/15/2020	103,021
1,085,000	Harris County, TX, Flood Control Dist Rev 5.00%, 10/01/2039	1,114,262
115,000	Jefferson Railport Terminal II LLC 4.00%, 01/01/2050(2)	118,133
100,000	Kerrville, TX, Health Facs Dev Corp. 5.00%, 08/15/2024	115,955
500,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2046	542,380
1,720,000	North East Texas Independent School Dist 5.00%, 02/01/2020	1,720,000
300,000	North East Texas Regional Mobility Auth 5.00%, 01/01/2021	309,048
70,000	North Texas Tollway Auth Rev 6.25%, 02/01/2023	70,270
1,000,000	Rockwall, TX, Independent School Dist 5.00%, 02/15/2028	1,290,290
200,000	Texas Transportation Commission 0.00%, 08/01/2038(3)	99,446
1,000,000	Wylie, TX, Independent School Dist 4.00%, 08/15/2035	1,191,580

		14,257,554

	Utah - 2.4%
1,000,000	Salt Lake City, UT, Corp. Airport Rev 5.00%, 07/01/2029	1,263,620
590,000	Salt Lake County, UT 5.13%, 02/15/2033	703,162
1,250,000	Utah Transit Auth 5.25%, 06/15/2029	1,654,262

		3,621,044

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 100.2% - (continued)
	Virginia - 0.8%
$1,295,000	Virginia College Building Auth 5.00%, 02/01/2020	$1,295,000

	Washington - 0.9%
	Port of Seattle, WA
1,000,000	5.00%, 06/01/2030	1,013,000
160,000	5.50%, 09/01/2020	164,163
240,000	Washington State Housing Finance Commission 5.00%, 01/01/2055(2)	264,360

		1,441,523

	West Virginia - 0.3%
390,000	West Virginia State Economic Dev Auth 2.55%, 03/01/2040(1)	409,126

	Wisconsin - 3.3%
	Public Finance Auth, WI
100,000	5.00%, 09/01/2025(2)	110,876
1,000,000	5.00%, 07/01/2036	1,221,080
100,000	5.00%, 10/01/2043(2)	111,585
465,000	5.00%, 10/01/2044	567,867
700,000	5.00%, 10/01/2048(2)	779,156
1,000,000	Univ. of Wisconsin Hospitals & Clinics 5.00%, 04/01/2030	1,274,020
	Wisconsin Health & Educational Facs Auth
430,000	5.00%, 11/01/2039	478,070
410,000	5.00%, 11/01/2046	451,648

		4,994,302

	Total Municipal Bonds (cost $144,188,566)	$152,842,905

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
190,767	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.49%(5)	190,767

	Total Short-Term Investments (cost $190,767)	$190,767

Total Investments (cost $144,379,333)	100.3%	$153,033,672
Other Assets & Liabilities	(0.3)%	(410,170)

Total Net Assets	100.0%	$152,623,502

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities was $3,161,415, representing 2.1% of net assets.

The accompanying notes are an integral part of these financial statements.

11

Hartford Municipal Opportunities ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

(3)	Security is a zero-coupon bond.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$152,842,905	$—	$152,842,905	$—
Short-Term Investments	190,767	190,767	—	—

Total	$153,033,672	$190,767	$152,842,905	$—

(1)	For the six-month period ended January 31, 2020, there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

12

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.8%
	Agriculture - 0.3%
$176,000	Altria Group, Inc. 3.80%, 02/14/2024	$187,291

	Commercial Banks - 12.3%
284,000	Bank of New York Mellon Corp. 1.95%, 08/23/2022	286,339
431,000	Bank of Nova Scotia 2.38%, 01/18/2023	439,657
748,000	Canadian Imperial Bank of Commerce 2.61%, 07/22/2023, (2.61% fixed rate until 07/22/2022; 3 mo. USD LIBOR + 0.785% thereafter)(1)	760,402
511,000	Capital One NA 2.15%, 09/06/2022	514,970
209,000	Fifth Third Bancorp 3.65%, 01/25/2024	222,363
409,000	HSBC Holdings plc 3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(1)	449,812
1,377,000	National Bank of Canada 2.10%, 02/01/2023	1,385,466
486,000	PNC Financial Services Group, Inc. 3.50%, 01/23/2024	518,291
229,000	Regions Financial Corp. 3.80%, 08/14/2023	244,124
855,000	Royal Bank of Canada 2.80%, 04/29/2022	876,200
517,000	SunTrust Bank 2.80%, 05/17/2022	528,682
966,000	Toronto-Dominion Bank 2.65%, 06/12/2024	1,000,924
844,000	Truist Financial Corp. 2.20%, 03/16/2023	854,350
354,000	Wells Fargo & Co. 3.75%, 01/24/2024	378,073

		8,459,653

	Diversified Financial Services - 0.3%
187,000	Air Lease Corp. 2.25%, 01/15/2023	188,611

	Healthcare - Services - 0.8%
142,000	CommonSpirit Health 2.76%, 10/01/2024	146,700
443,000	UnitedHealth Group, Inc. 2.38%, 08/15/2024	452,721

		599,421

	Pharmaceuticals - 1.0%
685,000	Bristol-Myers Squibb Co. 2.90%, 07/26/2024(2)	715,135

	Real Estate Investment Trusts - 1.7%
504,000	Boston Properties L.P. 3.40%, 06/21/2029	542,869
265,000	ERP Operating L.P. 3.00%, 07/01/2029	281,480
326,000	Ventas Realty L.P. 2.65%, 01/15/2025	333,829

		1,158,178

	Retail - 1.1%
309,000	Home Depot, Inc. 2.95%, 06/15/2029	328,964
390,000	Walmart, Inc. 2.85%, 07/08/2024	409,565

		738,529

	Transportation - 0.3%
242,000	United Parcel Service, Inc. 2.20%, 09/01/2024	246,777

	Total Corporate Bonds (cost $11,985,264)	$12,293,595

MUNICIPAL BONDS - 57.4%
	California - 0.6%
135,000	MSR Public Power Agency, CA 6.00%, 07/01/2022	145,427
290,000	Pasadena, CA, Independent School Dist, GO 0.95%, 02/01/2035(3)	290,000

		435,427

	Colorado - 1.3%
690,000	Adams County, CO, School Dist, GO 5.00%, 12/01/2029	924,455

	Connecticut - 0.4%
270,000	Connecticut Housing Finance Auth Rev 4.25%, 05/15/2042	298,598

	District of Columbia - 2.7%
	Dist of Columbia, GO
590,000	5.00%, 10/01/2030	787,337
505,000	5.00%, 06/01/2036	627,059

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 57.4% - (continued)
	District of Columbia - 2.7% - (continued)
$340,000	Metropolitan Washington Airports Auth. Dulles Toll Road Rev 5.00%, 10/01/2034	$437,043

		1,851,439

	Florida - 0.2%
95,000	Florida Housing Finance Corp. Rev 4.00%, 07/01/2049	103,450

	Georgia - 3.3%
220,000	Georgia Municipal Association, Inc. 5.00%, 12/01/2029	278,802
	Main Street, GA, Natural Gas, Inc. Rev
435,000	4.00%, 08/01/2048(3)	478,891
1,320,000	4.00%, 03/01/2050(3)	1,523,808

		2,281,501

	Hawaii - 0.3%
170,000	State of Hawaii State Highway Fund Rev 5.00%, 01/01/2030	223,745

	Illinois - 4.3%
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	89,892
	Illinois Housing Dev Auth
2,055,000	3.75%, 04/01/2050	2,279,016
145,000	4.50%, 10/01/2048	161,881
175,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2027	213,741
195,000	State of Illinois, GO 5.00%, 11/01/2028	233,417

		2,977,947

	Indiana - 0.2%
150,000	Indiana Housing & Community Dev Auth 4.00%, 07/01/2048	163,473

	Iowa - 0.1%
80,000	Iowa Finance Auth 4.00%, 07/01/2048	87,368

	Kentucky - 3.6%
	Kentucky Public Energy Auth
600,000	4.00%, 12/01/2049(3)	673,692
1,370,000	4.00%, 02/01/2050(3)	1,598,447
	Kentucky State Property & Building Commission Rev
60,000	5.00%, 05/01/2024	69,221
105,000	5.00%, 08/01/2024	122,061
40,000	5.00%, 05/01/2025	47,473

		2,510,894

	Louisiana - 0.2%
40,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	44,538
95,000	Parish of Saint John the Baptist, LA 2.10%, 06/01/2037(3)	97,442

		141,980

	Maine - 0.3%
185,000	Maine State Housing Auth 4.00%, 11/15/2048	202,151

	Maryland - 1.1%
205,000	Maryland Community Dev Administration Rev 4.50%, 09/01/2048	228,569
550,000	Maryland Health & Higher Educational Facs Auth 0.95%, 07/01/2034(3)	550,000

		778,569

	Massachusetts - 1.9%
1,050,000	Commonwealth of Massachusetts, GO 0.90%, 01/01/2021(3)	1,050,000
	Massachusetts Educational Financing Auth
60,000	3.17%, 07/01/2025	63,698
45,000	3.27%, 07/01/2026	48,208
50,000	3.38%, 07/01/2027	54,121

The accompanying notes are an integral part of these financial statements.

13

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 57.4% - (continued)
	Massachusetts - 1.9% - (continued)
$55,000	3.46%, 07/01/2028	$60,194

		1,276,221

	Michigan - 0.2%
95,000	Michigan State Housing Dev Auth 3.75%, 06/01/2050	104,888

	Minnesota - 0.2%
145,000	Coon Rapids, MN, Multi-Family Housing Auth Rev 2.20%, 04/01/2021(3)	145,241

	Missouri - 1.2%
	Missouri Housing Dev Commission Rev
385,000	3.88%, 05/01/2050	428,251
195,000	4.25%, 05/01/2049	216,288
165,000	4.75%, 05/01/2049	186,203

		830,742

	Montana - 1.5%
930,000	Montana Board of Housing 3.50%, 06/01/2050	1,021,661

	Nebraska - 0.2%
120,000	Nebraska Investment Finance Auth Rev 4.00%, 09/01/2048	131,117

	Nevada - 0.3%
155,000	Nevada Housing Division 4.00%, 10/01/2049	172,416

	New Jersey - 1.5%
	New Jersey Economic Dev Auth
160,000	5.00%, 03/01/2026	177,275
90,000	5.00%, 11/01/2026	108,793
	New Jersey Transportation Trust Fund Auth
40,000	5.00%, 06/15/2024	46,190
410,000	5.00%, 12/15/2028	509,712
175,000	Tobacco Settlement Financing Corp., NJ 5.00%, 06/01/2029	217,424

		1,059,394

	New Mexico - 0.2%
100,000	New Mexico Mortgage Finance Auth 4.00%, 01/01/2049	109,640

	New York - 1.4%
785,000	City of New York, NY, GO 0.93%, 04/01/2042(3)	785,000
155,000	New York City Water & Sewer System 0.95%, 06/15/2041(3)	155,000

		940,000

	North Carolina - 1.6%
1,000,000	North Dakota Housing Finance Agency 4.00%, 07/01/2050	1,122,530

	North Dakota - 1.1%
675,000	North Dakota Housing Finance Agency 3.75%, 07/01/2050	748,129

	Ohio - 0.5%
170,000	Ohio Housing Finance Agency 4.50%, 09/01/2048	189,203
295,000	Ohio Turnpike & Infrastructure Commission Rev 0.00%, 02/15/2041(4)	171,080

		360,283

	Pennsylvania - 0.9%
110,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	134,916
480,000	Pennsylvania Housing Finance Agency 3.50%, 04/01/2049	517,546

		652,462

	Rhode Island - 2.6%
	Rhode Island Housing & Mortgage Finance Corp.
1,400,000	3.75%, 10/01/2049	1,551,844
205,000	4.00%, 10/01/2048	224,709

		1,776,553

Shares or Principal Amount		Market Value†

MUNICIPAL BONDS - 57.4% - (continued)
	South Carolina - 2.3%
$545,000	City of Columbia SC Waterworks & Sewer System Rev 5.00%, 02/01/2026	$673,151
590,000	Patriots Energy Group Financing Agency, SC 4.00%, 10/01/2048(3)	649,885
230,000	South Carolina Jobs-Economic Dev Auth 3.75%, 01/01/2050	256,701
10,000	Tobacco Settlement Revenue Mgmt Auth, SC 6.38%, 05/15/2030	14,314

		1,594,051

	Tennessee - 2.5%
20,000	Metropolitan Gov’t Nashville & Davidson County, TN Health & Educational Facs Bd 4.88%, 11/01/2028	23,629
	Metropolitan Nashville Airport Auth
440,000	5.00%, 07/01/2026	548,398
360,000	5.00%, 07/01/2027	458,302
390,000	5.00%, 07/01/2028	506,091
135,000	Tennessee Housing Dev Agency 4.50%, 07/01/2049	150,217

		1,686,637

	Texas - 13.7%
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	89,201
110,000	Dallas-Fort Worth, TX, International Airport Rev 2.04%, 11/01/2024	111,250
250,000	Deer Park Independent School Dist, GO 5.00%, 08/15/2028	325,520
505,000	Harris County, TX, GO 5.00%, 10/01/2038	625,634
1,750,000	Houston, TX, Combined Utility System Rev 0.95%, 05/15/2034(3)	1,750,000
	Lower Colorado River Auth
440,000	5.00%, 05/15/2029	576,853
940,000	5.00%, 05/15/2030	1,250,557
1,745,000	Round Rock Independent School Dist, GO 5.00%, 08/01/2028	2,288,271
	Texas Department of Housing & Community Affairs Rev
130,000	4.00%, 03/01/2050	147,459
105,000	4.75%, 03/01/2049	117,526
	University of Texas, Permanent University Fund Rev
1,555,000	0.89%, 07/01/2037(3)	1,555,000
495,000	5.00%, 07/01/2027	616,037

		9,453,308

	Utah - 1.0%
520,000	Univ. of Utah Rev 5.00%, 08/01/2030	687,934

	Virginia - 1.9%
490,000	Fairfax County, VA, Water Auth Rev 5.00%, 04/01/2029	624,966
650,000	Virginia Small Business Financing Auth 1.15%, 07/01/2042(3)	650,000

		1,274,966

	Washington - 1.9%
730,000	State of Washington, GO 5.00%, 08/01/2030	965,754
285,000	Washington State Housing Finance Commission Rev 4.00%, 12/01/2048	312,092

		1,277,846

	Wyoming - 0.2%
140,000	Wyoming Community Dev Auth 4.00%, 06/01/2043	152,744

	Total Municipal Bonds (cost $38,329,942)	$39,559,760

The accompanying notes are an integral part of these financial statements.

14

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 9.7%
	Mortgage-Backed Agencies - 9.7%
	FHLMC - 3.3%
$1,425,791	3.50%, 09/01/2049	$1,471,236
360,914	3.50%, 03/01/2048	378,165
396,823	3.00%, 06/01/2049	406,513

		2,255,914

	FNMA - 5.4%
$394,342	3.00%, 09/01/2049	$403,372
1,369,537	3.50%, 11/01/2049	1,415,816
913,796	3.00%, 12/01/2049	934,723
609,980	3.50%, 11/01/2047	634,665
353,530	3.50%, 11/01/2048	364,369

		3,752,945

	GNMA - 1.0%
$268,092	4.00%, 10/20/2048	$279,651
364,183	3.50%, 04/20/2043	382,888

		662,539

	Total U.S. Government Agencies (cost $6,581,728)	$6,671,398

U.S. GOVERNMENT SECURITIES - 1.3%
	U.S. Treasury Securities - 1.3%
	U.S. Treasury Notes - 1.3%
399,625	0.75%, 07/15/2028(5)	430,985
481,000	2.50%, 05/31/2020	482,315

		913,300

	Total U.S. Government Securities (cost $872,848)	$913,300

	Total Long-Term Investments (cost $57,769,782)	$59,438,053

SHORT-TERM INVESTMENTS - 15.9%
	Other Investment Pools & Funds - 0.2%
$157,259	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.43%(6)	157,259

	U.S. Treasury - 15.7%
	U.S. Treasury Bills - 15.7%
3,683,000	1.49%, 02/27/2020(7)	3,679,397

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 15.9% - (continued)
	U.S. Treasury Bills - 15.7% - (continued)
$6,873,000	1.50%, 06/18/2020(7)	$6,834,010
280,000	1.51%, 04/30/2020(7)	278,971

		10,792,378

	Total Short-Term Investments (cost $10,948,708)	$10,949,637

Total Investments (cost $68,718,490)	102.1%	$70,387,690
Other Assets & Liabilities	(2.1)%	(1,474,394)

Total Net Assets	100.0%	$68,913,296

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of this security was $715,135, representing 1.0% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

(5)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(6)	Current yield as of period end.

(7)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at January 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 5-Year Note Future	22	03/31/2020	$2,647,047	$(19,402)
U.S. Treasury Long Bond Future	4	03/20/2020	654,125	(6,008)
U.S. Treasury Ultra Long Bond Future	2	03/20/2020	387,375	(3,004)

Total futures contracts				$(28,414)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

15

Hartford Schroders Tax-Aware Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$12,293,595	$—	$12,293,595	$—
Municipal Bonds	39,559,760	—	39,559,760	—
U.S. Government Agencies	6,671,398	—	6,671,398	—
U.S. Government Securities	913,300	—	913,300	—
Short-Term Investments	10,949,637	157,259	10,792,378	—

Total	$70,387,690	$157,259	$70,230,431	$—

Liabilities
Futures Contracts(2)	$(28,414)	$(28,414)	$—	$—

Total	$(28,414)	$(28,414)	$—	$—

(1)	For the six-month period ended January 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

16

Hartford Short Duration ETF

Schedule of Investments

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7%
	Asset-Backed - Automobile - 0.3%
$280,398	Chesapeake Funding LLC 3.39%, 01/15/2031(1)	$285,965

	Asset-Backed - Finance & Insurance - 2.6%
278,600	DB Master Finance LLC 3.79%, 05/20/2049(1)	286,089
93,839	Finance of America Structured Securities Trust 3.38%, 09/25/2028(1)(2)	93,811
72,798	NRZ Excess Spread-Collateralized Notes 3.19%, 01/25/2023(1)	73,123
206,245	OBX Trust 4.00%, 11/25/2048(1)(2)	207,643
296,250	Planet Fitness Master Issuer LLC 4.26%, 09/05/2048(1)	303,556
	Regional Management Issuance Trust
100,000	3.83%, 07/15/2027(1)	100,543
275,000	4.56%, 01/18/2028(1)	280,767
31,449	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	31,558
372,845	Symphony CLO Ltd. 2.79%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(3)	372,931
	Towd Point Mortgage Trust
268,743	2.75%, 10/25/2057(1)(2)	272,750
77,155	3.75%, 05/25/2058(1)(2)	80,576
	Vantage Data Centers Issuer LLC
224,063	3.19%, 07/15/2044(1)	229,385
336,033	4.20%, 11/16/2043(1)	351,250
337,450	Wingstop Funding LLC 4.97%, 12/05/2048(1)	348,127

		3,032,109

	Collateralized - Mortgage Obligations - 0.1%
125,000	Natixis Commercial Mortgage Securities Trust 2.51%, 10/15/2036(1)	126,442

	Commercial Mortgage-Backed Securities - 0.7%
375,000	GS Mortgage Securities Trust 2.78%, 10/10/2049	386,362
350,579	New Residential Mortgage Loan Trust 3.99%, 11/25/2048(1)(2)	355,781

		742,143

	Other ABS - 1.1%
201,968	Barings BDC Static CLO Ltd. 2.85%, 04/15/2027, 3 mo. USD LIBOR + 1.020%(1)(3)	201,418
82,561	Finance of America Structured Securities Trust 3.28%, 04/25/2029(1)(2)	82,631
678,150	Taco Bell Funding LLC 4.32%, 11/25/2048(1)	701,221
317,177	Towd Point Mortgage Trust 3.25%, 07/25/2058(1)(2)	325,280

		1,310,550

	Whole Loan Collateral CMO - 5.9%
	Angel Oak Mortgage Trust LLC
105,000	2.47%, 12/25/2059(1)(2)	105,315
356,815	2.99%, 07/26/2049(1)(2)	359,316
54,537	3.67%, 07/27/2048(1)(2)	55,184
423,015	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(2)	427,465
48,646	Bellemeade Re Ltd. 2.86%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(1)(3)	48,654
101,701	Bunker Hill Loan Depositary Trust 3.61%, 10/26/2048(1)(4)	102,797
250,000	Colombia Cent CLO Ltd. 2.94%, 10/25/2028, 3 mo. USD LIBOR + 1.150%(1)(3)	250,222
	COLT Mortgage Loan Trust
380,000	2.49%, 02/25/2050(1)(2)	380,422
166,404	2.76%, 08/25/2049(1)(2)	167,028
32,435	3.47%, 07/27/2048(1)(2)	32,557
52,899	3.69%, 10/26/2048(1)(2)	53,264
276,136	4.01%, 12/28/2048(1)(2)	278,079
170,784	CSMC Trust 4.13%, 07/25/2058(1)(2)	172,370
242,201	Deephaven Residential Mortgage Trust 3.79%, 08/25/2058(1)(2)	244,120

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 10.7% - (continued)
	Whole Loan Collateral CMO - 5.9% - (continued)
$423,702	Fannie Mae Connecticut Avenue Securities 7.56%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(3)	$459,179
118,238	Flagstar Mortgage Trust 4.00%, 09/25/2048(1)(2)	119,118
119,018	Home Re Ltd. 3.26%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(3)	119,184
98,249	LSTAR Securities Investment Trust 3.28%, 04/01/2024, 1 mo. USD LIBOR + 1.500%(1)(3)	97,751
	Mill City Mortgage Loan Trust
72,539	3.25%, 05/25/2062(1)(2)	74,309
71,452	3.50%, 05/25/2058(1)(2)	73,308
249,075	3.50%, 08/25/2058(1)(2)	258,397
200,000	New Residential Advance Receivables Trust 2.43%, 10/15/2051(1)	200,904
67,239	New Residential Mortgage LLC 3.79%, 07/25/2054(1)	67,501
	New Residential Mortgage Loan Trust
328,797	2.41%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	328,415
355,000	2.46%, 01/26/2060(1)(2)	356,173
382,211	4.00%, 02/25/2057(1)(2)	402,795
138,088	4.00%, 09/25/2057(1)(2)	143,505
470,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(1)	474,185
280,000	OBX Trust 3.50%, 05/25/2049(1)(2)	286,956
	Sequoia Mortgage Trust
41,626	4.00%, 09/25/2048(1)(2)	41,969
50,997	4.50%, 08/25/2048(1)(2)	53,006
167,657	Spruce Hill Mortgage Loan Trust 3.40%, 04/29/2049(1)(2)	169,085
	Verus Securitization Trust
180,000	2.42%, 01/25/2060(1)(2)	180,311
53,349	3.68%, 06/01/2058(1)(2)	53,834
183,442	Wells Fargo Mortgage Backed Securities Trust 4.00%, 04/25/2049(1)(2)	184,549

		6,821,227

	Total Asset & Commercial Mortgage Backed Securities (cost $12,146,071)	$12,318,436

CORPORATE BONDS - 59.3%
	Aerospace/Defense - 0.6%
$300,000	L3Harris Technologies, Inc. 3.85%, 06/15/2023(1)	$318,838
350,000	United Technologies Corp. 3.65%, 08/16/2023	372,477

		691,315

	Agriculture - 0.6%
250,000	Altria Group, Inc. 3.49%, 02/14/2022	257,719
450,000	BAT Capital Corp. 2.79%, 09/06/2024	459,371

		717,090

	Auto Manufacturers - 1.3%
275,000	Ford Motor Credit Co. LLC 3.35%, 11/01/2022	279,045
	General Motors Financial Co., Inc.
200,000	2.90%, 02/26/2025	202,131
125,000	3.15%, 06/30/2022	127,903
200,000	3.45%, 04/10/2022	204,939
75,000	Harley-Davidson Financial Services, Inc. 3.55%, 05/21/2021(1)	76,542
	Hyundai Capital America
100,000	2.60%, 03/19/2020(1)	100,077
50,000	4.13%, 06/08/2023(1)	52,782
400,000	Volkswagen Group of America Finance LLC 4.25%, 11/13/2023(1)	431,679

		1,475,098

The accompanying notes are an integral part of these financial statements.

17

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 59.3% - (continued)
	Beverages - 0.7%
$150,000	Anheuser-Busch InBev Worldwide, Inc. 4.15%, 01/23/2025	$165,442
	Constellation Brands, Inc.
175,000	2.65%, 11/07/2022	178,900
100,000	2.70%, 05/09/2022	101,722
100,000	3.20%, 02/15/2023	103,535
300,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	300,948

		850,547

	Chemicals - 1.6%
	Celanese U.S. Holdings LLC
80,000	3.50%, 05/08/2024	83,603
280,000	4.63%, 11/15/2022	298,333
425,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	460,070
450,000	Eastman Chemical Co. 3.50%, 12/01/2021	462,413
225,000	International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	226,940
300,000	Sherwin-Williams Co. 4.20%, 01/15/2022	312,499

		1,843,858

	Commercial Banks - 16.1%
200,000	ABN Amro Bank N.V. 3.40%, 08/27/2021(1)	205,004
	Bank of America Corp.
300,000	2.50%, 10/21/2022	303,841
250,000	4.00%, 04/01/2024	270,953
345,000	Bank of Montreal 2.05%, 11/01/2022	348,265
400,000	Barclays plc 3.25%, 01/12/2021	404,696
250,000	BBVA USA 3.50%, 06/11/2021	255,221
200,000	BNP Paribas S.A. 3.50%, 03/01/2023(1)	208,814
	BPCE S.A.
250,000	3.00%, 05/22/2022(1)	255,676
250,000	4.00%, 09/12/2023(1)	266,520
250,000	Canadian Imperial Bank of Commerce 3.50%, 09/13/2023	265,289
200,000	Capital One Financial Corp. 3.05%, 03/09/2022	204,795
	CIT Group, Inc.
135,000	5.00%, 08/15/2022	143,437
340,000	5.00%, 08/01/2023	364,650
525,000	Citibank NA 3.17%, 02/19/2022, (3.17% fixed rate until 02/19/2021; 3 mo. USD LIBOR + 0.530% thereafter)(5)	532,358
200,000	Citigroup, Inc. 2.90%, 12/08/2021	203,695
250,000	Citizens Bank NA 3.70%, 03/29/2023	263,671
275,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	277,130
300,000	Comerica, Inc. 3.70%, 07/31/2023	318,723
300,000	Cooperatieve Rabobank UA 3.88%, 09/26/2023(1)	320,848
	Credit Suisse Group AG
305,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. SOFR + 1.560% thereafter)(1)(5)	309,999
250,000	3.57%, 01/09/2023(1)	257,425
	Danske Bank A/S
200,000	3.88%, 09/12/2023(1)	210,369
390,000	5.00%, 01/12/2022(1)	410,899
100,000	Deutsche Bank AG 4.25%, 10/14/2021	102,981
250,000	Discover Bank 2.45%, 09/12/2024	252,812
	Fifth Third Bancorp
150,000	2.38%, 01/28/2025	153,043
350,000	2.60%, 06/15/2022	356,261
	Goldman Sachs Group, Inc.
300,000	2.35%, 11/15/2021	301,376
300,000	3.00%, 04/26/2022	304,461
250,000	5.25%, 07/27/2021	262,688
200,000	5.75%, 01/24/2022	215,093

Shares or Principal Amount		Market Value†

CORPORATE BONDS - 59.3% - (continued)
	Commercial Banks - 16.1% - (continued)
	HSBC Holdings plc
$350,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD LIBOR + 1.140% thereafter)(5)	$355,867
200,000	2.95%, 05/25/2021	203,074
300,000	Huntington Bancshares, Inc. 2.30%, 01/14/2022	302,893
575,000	ING Groep N.V. 4.10%, 10/02/2023	616,990
	Intesa Sanpaolo S.p.A.
200,000	3.13%, 07/14/2022(1)	203,951
400,000	3.25%, 09/23/2024(1)	408,633
	JP Morgan Chase & Co.
400,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	406,331
300,000	2.97%, 01/15/2023	306,863
250,000	KeyBank NA 2.40%, 06/09/2022	254,151
225,000	KeyCorp 5.10%, 03/24/2021	233,617
400,000	Macquarie Bank Ltd. 2.10%, 10/17/2022(1)	403,107
200,000	Macquarie Group Ltd. 3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(5)	206,084
490,000	Mitsubishi UFJ Financial Group, Inc. 2.62%, 07/18/2022	499,471
250,000	Mizuho Financial Group, Inc. 2.72%, 07/16/2023, (2.72% fixed rate until 07/16/2022; 3 mo. USD LIBOR + 0.840% thereafter)(5)	254,478
	Morgan Stanley
325,000	2.63%, 11/17/2021	330,092
325,000	2.75%, 05/19/2022	331,942
275,000	National Bank of Canada 2.15%, 10/07/2022(1)	277,097
350,000	NatWest Markets plc 3.63%, 09/29/2022(1)	364,412
200,000	Regions Financial Corp. 2.75%, 08/14/2022	204,496
525,000	Royal Bank of Canada 3.70%, 10/05/2023	560,292
	Santander Holdings USA, Inc.
275,000	3.50%, 06/07/2024	286,902
125,000	3.70%, 03/28/2022	129,062
	Santander UK plc
275,000	2.13%, 11/03/2020	275,748
200,000	3.40%, 06/01/2021	204,429
	Standard Chartered plc
200,000	2.25%, 04/17/2020(1)	200,062
330,000	2.74%, 09/10/2022, (2.74% fixed rate until 09/10/2021; 3 mo. USD LIBOR + 1.200% thereafter)(1)(5)	333,103
375,000	4.25%, 01/20/2023, (4.25% fixed rate until 01/20/2022; 3 mo. USD LIBOR + 1.150% thereafter)(1)(5)	389,036
225,000	SunTrust Banks, Inc. 2.70%, 01/27/2022	228,911
400,000	Toronto-Dominion Bank 1.90%, 12/01/2022	402,199
	UniCredit S.p.A.
200,000	3.75%, 04/12/2022(1)	206,000
350,000	6.57%, 01/14/2022(1)	376,605
155,000	Wells Fargo & Co. 3.75%, 01/24/2024	165,540

		18,472,431

	Commercial Services - 1.0%
280,000	ERAC USA Finance LLC 2.60%, 12/01/2021(1)	283,361
255,000	Global Payments, Inc. 2.65%, 02/15/2025	261,257
	IHS Markit Ltd.
60,000	4.13%, 08/01/2023	63,882
250,000	5.00%, 11/01/2022(1)	267,829
300,000	Total System Services, Inc. 3.80%, 04/01/2021	306,089

		1,182,418

The accompanying notes are an integral part of these financial statements.

18

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 59.3% - (continued)
	Construction Materials - 0.3%
$350,000	Fortune Brands Home & Security, Inc. 4.00%, 09/21/2023	$374,916

	Diversified Financial Services - 3.5%
150,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.13%, 07/03/2023	159,416
300,000	AIG Global Funding 2.70%, 12/15/2021(1)	305,107
	Air Lease Corp.
75,000	2.63%, 07/01/2022	75,973
375,000	3.50%, 01/15/2022	386,402
	Aircastle Ltd.
165,000	5.13%, 03/15/2021	170,577
250,000	7.63%, 04/15/2020	252,715
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	342,739
375,000	Avolon Holdings Funding Ltd. 2.88%, 02/15/2025(1)	378,292
300,000	CNA Financial Corp. 7.25%, 11/15/2023	352,602
375,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	377,502
400,000	GE Capital International Funding Co. 2.34%, 11/15/2020	401,350
275,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	281,437
	Synchrony Financial
300,000	2.70%, 02/03/2020	300,000
180,000	2.85%, 07/25/2022	183,493
95,000	4.38%, 03/19/2024	102,054

		4,069,659

	Electric - 3.9%
175,000	AEP Texas, Inc. 2.40%, 10/01/2022	177,651
450,000	CenterPoint Energy, Inc. 3.85%, 02/01/2024	480,700
112,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	117,623
	Dominion Energy, Inc.
125,000	2.75%, 01/15/2022	127,108
200,000	3.07%, 08/15/2024(4)	207,591
335,000	Duquesne Light Holdings, Inc. 6.40%, 09/15/2020(1)	343,822
	Edison International
200,000	2.40%, 09/15/2022	200,603
250,000	2.95%, 03/15/2023	256,119
250,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	257,673
50,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	50,599
	Enel Finance International N.V.
400,000	2.88%, 05/25/2022(1)	408,001
250,000	4.25%, 09/14/2023(1)	268,156
330,000	Evergy, Inc. 2.45%, 09/15/2024	335,687
165,000	Eversource Energy 3.80%, 12/01/2023	175,266
	Exelon Corp.
125,000	3.50%, 06/01/2022	128,813
125,000	5.15%, 12/01/2020	127,452
150,000	FirstEnergy Corp. 2.85%, 07/15/2022	153,253
175,000	ITC Holdings Corp. 2.70%, 11/15/2022	178,450
105,000	Potomac Electric Power Co. 3.05%, 04/01/2022	107,299
250,000	Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	255,092
150,000	Southwestern Electric Power Co. 3.55%, 02/15/2022	154,373

		4,511,331

	Entertainment - 0.1%
100,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	103,395

	Environmental Control - 0.4%
250,000	Republic Services, Inc. 2.50%, 08/15/2024	256,180
170,000	Waste Management, Inc. 2.95%, 06/15/2024	177,707

		433,887

	Food - 1.4%
	Conagra Brands, Inc.
540,000	3.80%, 10/22/2021	558,996
225,000	4.30%, 05/01/2024	245,359

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 59.3% - (continued)
	Food - 1.4% - (continued)
$450,000	Danone S.A. 3.00%, 06/15/2022(1)	$462,527
50,000	Kroger Co. 3.85%, 08/01/2023	53,210
300,000	Tyson Foods, Inc. 2.25%, 08/23/2021	302,262

		1,622,354

	Forest Products & Paper - 0.1%
150,000	Georgia-Pacific LLC 5.40%, 11/01/2020(1)	153,944

	Gas - 0.1%
150,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	152,752

	Healthcare - Products - 0.2%
180,000	Boston Scientific Corp. 3.45%, 03/01/2024	190,327

	Healthcare - Services - 1.5%
	Anthem, Inc.
205,000	2.38%, 01/15/2025	207,728
175,000	2.95%, 12/01/2022	180,019
325,000	Centene Corp. 4.75%, 05/15/2022	330,700
605,000	CommonSpirit Health 2.76%, 10/01/2024	625,023
	Howard University, Inc.
40,000	2.42%, 10/01/2024	40,000
55,000	2.52%, 10/01/2025	55,000
135,000	2.80%, 10/01/2023	135,000
150,000	Laboratory Corp. of America Holdings 3.20%, 02/01/2022	153,915

		1,727,385

	Home Builders - 0.2%
175,000	Toll Brothers Finance Corp. 5.88%, 02/15/2022	185,719

	Household Products/Wares - 0.3%
315,000	Church & Dwight Co., Inc. 2.88%, 10/01/2022	324,048

	Insurance - 1.9%
125,000	Assurant, Inc. 4.20%, 09/27/2023	132,607
350,000	Globe Life, Inc. 7.88%, 05/15/2023	408,401
75,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	76,298
	Liberty Mutual Group, Inc.
250,000	4.95%, 05/01/2022(1)	265,923
275,000	5.00%, 06/01/2021(1)	285,853
165,000	Marsh & McLennan Cos., Inc. 3.88%, 03/15/2024	177,695
100,000	Principal Financial Group, Inc. 3.13%, 05/15/2023	103,930
	Protective Life Global Funding
150,000	2.70%, 11/25/2020(1)	151,091
150,000	3.40%, 06/28/2021(1)	153,533
250,000	Reinsurance Group of America, Inc. 5.00%, 06/01/2021	260,848
200,000	Willis North America, Inc. 3.60%, 05/15/2024	212,852

		2,229,031

	Internet - 0.3%
75,000	Netflix, Inc. 5.50%, 02/15/2022	79,226
200,000	Tencent Holdings Ltd. 2.99%, 01/19/2023(1)	204,663

		283,889

	Iron/Steel - 0.8%
200,000	ArcelorMittal S.A. 6.25%, 02/25/2022	214,900
	Steel Dynamics, Inc.
400,000	2.80%, 12/15/2024	409,539
250,000	5.25%, 04/15/2023	254,068

		878,507

	IT Services - 1.0%
	Hewlett Packard Enterprise Co.
400,000	2.25%, 04/01/2023	403,461
250,000	3.50%, 10/05/2021	256,765
500,000	International Business Machines Corp. 3.00%, 05/15/2024	524,951

		1,185,177

The accompanying notes are an integral part of these financial statements.

19

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 59.3% - (continued)
		Lodging - 1.0%
	$450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	$464,549
		Marriott International, Inc.
	210,000	2.13%, 10/03/2022	211,621
	225,000	2.30%, 01/15/2022	226,795
	250,000	MGM Resorts International 6.00%, 03/15/2023	274,300

			1,177,265

		Machinery - Diversified - 0.4%
	75,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	76,293
		Roper Technologies, Inc.
	275,000	2.35%, 09/15/2024	279,769
	100,000	3.65%, 09/15/2023	106,073

			462,135

		Media - 1.8%
	250,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023(1)	253,958
		Charter Communications Operating LLC / Charter Communications Operating Capital
	225,000	3.58%, 07/23/2020	226,328
	200,000	4.50%, 02/01/2024	217,327
	345,000	Comcast Corp. 3.70%, 04/15/2024	371,181
		Cox Communications, Inc.
	145,000	2.95%, 06/30/2023(1)	148,902
	134,000	3.15%, 08/15/2024(1)	140,180
	196,000	Discovery Communications LLC 3.25%, 04/01/2023	203,977
		Fox Corp.
	50,000	3.67%, 01/25/2022(1)	51,694
	65,000	4.03%, 01/25/2024(1)	69,950
	100,000	ViacomCBS, Inc. 2.90%, 06/01/2023	103,147
	225,000	Videotron Ltd. 5.00%, 07/15/2022	235,969

			2,022,613

		Mining - 0.5%
		Anglo American Capital plc
	200,000	3.75%, 04/10/2022(1)	206,548
	200,000	4.13%, 04/15/2021(1)	204,727
	100,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	101,083

			512,358

		Miscellaneous Manufacturing - 0.1%
	150,000	Parker-Hannifin Corp. 2.70%, 06/14/2024	155,190

		Office/Business Equipment - 0.4%
	400,000	Xerox Corp. 2.75%, 09/01/2020	401,120

		Oil & Gas - 2.9%
		Aker BP ASA
	535,000	3.00%, 01/15/2025(1)	539,425
	275,000	4.75%, 06/15/2024(1)	285,953
	150,000	Canadian Natural Resources Ltd. 3.45%, 11/15/2021	153,695
	400,000	Cimarex Energy Co. 4.38%, 06/01/2024	425,174
	250,000	Eni S.p.A.4.00%, 09/12/2023(1)	266,329
	100,000	EQT Corp. 2.50%, 10/01/2020	100,245
		Occidental Petroleum Corp.
	450,000	2.70%, 08/15/2022	456,976
	325,000	2.90%, 08/15/2024	331,982
	219,000	4.85%, 03/15/2021	225,527
EUR	215,000	Petroleos Mexicanos 3.13%, 11/27/2020(6)	243,874
	$300,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	303,902

			3,333,082

		Pharmaceuticals - 2.9%
		AbbVie, Inc.
	75,000	2.30%, 05/14/2021	75,491
	250,000	3.75%, 11/14/2023	266,076
	200,000	Allergan Funding SCS 3.45%, 03/15/2022	205,878
	200,000	Bayer U.S. Finance LLC 3.50%, 06/25/2021(1)	204,358

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 59.3% - (continued)
	Pharmaceuticals - 2.9% - (continued)
$150,000	Bristol-Myers Squibb Co. 2.88%, 02/19/2021(1)	$151,602
125,000	Cardinal Health, Inc. 3.20%, 06/15/2022	128,368
	Cigna Corp.
150,000	3.20%, 09/17/2020	151,269
240,000	3.75%, 07/15/2023	253,769
100,000	4.00%, 02/15/2022(1)	103,459
100,000	CVS Health Corp. 2.63%, 08/15/2024	102,444
	Elanco Animal Health, Inc.
450,000	3.91%, 08/27/2021	462,538
105,000	4.27%, 08/28/2023	111,795
420,000	McKesson Corp. 3.65%, 11/30/2020	426,082
	Mylan N.V.
100,000	3.15%, 06/15/2021	101,586
13,000	3.75%, 12/15/2020	13,180
300,000	Teva Pharmaceutical Finance LLC 2.25%, 03/18/2020	299,625
250,000	Teva Pharmaceutical Finance Netherlands B.V. 2.20%, 07/21/2021	245,375

		3,302,895

	Pipelines - 3.1%
	Energy Transfer Operating L.P.
145,000	2.90%, 05/15/2025	146,625
120,000	4.20%, 09/15/2023	127,437
135,000	4.50%, 04/15/2024	145,170
100,000	4.65%, 06/01/2021	102,668
150,000	Enterprise Products Operating LLC 4.05%, 02/15/2022	156,528
275,000	EQM Midstream Partners L.P. 4.75%, 07/15/2023	271,356
	Kinder Morgan Energy Partners L.P.
175,000	3.95%, 09/01/2022	182,937
150,000	4.15%, 03/01/2022	156,716
	MPLX L.P.
95,000	2.79%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(3)	95,349
100,000	3.38%, 03/15/2023	104,224
200,000	3.50%, 12/01/2022(1)	207,010
450,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024	455,647
250,000	Southern Natural Gas Co. LLC / Southern Natural Issuing Corp. 4.40%, 06/15/2021	256,918
200,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	204,847
650,000	Western Midstream Operating L.P. 4.00%, 07/01/2022	670,250
262,000	Williams Cos., Inc. 4.30%, 03/04/2024	281,382

		3,565,064

	Real Estate Investment Trusts - 2.3%
	American Tower Corp.
200,000	3.30%, 02/15/2021	202,749
150,000	3.38%, 05/15/2024	157,617
100,000	5.00%, 02/15/2024	111,335
	Brandywine Operating Partnership L.P.
250,000	3.95%, 02/15/2023	262,726
265,000	4.10%, 10/01/2024	285,118
	Crown Castle International Corp.
300,000	3.15%, 07/15/2023	311,012
100,000	5.25%, 01/15/2023	109,368
200,000	Liberty Property L.P. 4.13%, 06/15/2022	209,727
150,000	Realty Income Corp. 3.25%, 10/15/2022	155,553
155,000	SBA Tower Trust 2.84%, 01/15/2025(1)	160,435
100,000	Simon Property Group L.P. 2.75%, 06/01/2023	103,236
400,000	Ventas Realty L.P. 2.65%, 01/15/2025	409,606
200,000	Welltower, Inc. 3.95%, 09/01/2023	213,302

		2,691,784

The accompanying notes are an integral part of these financial statements.

20

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 59.3% - (continued)
	Retail - 0.8%
$250,000	AutoNation, Inc. 3.35%, 01/15/2021	$252,988
	CVS Health Corp.
160,000	3.35%, 03/09/2021	162,771
300,000	3.70%, 03/09/2023	314,825
150,000	Dollar Tree, Inc. 3.70%, 05/15/2023	158,187

		888,771

	Savings & Loans - 0.2%
275,000	Nationwide Building Society 2.00%, 01/27/2023(1)	276,546

	Semiconductors - 0.5%
	Broadcom, Inc.
150,000	3.13%, 10/15/2022(1)	153,805
150,000	3.63%, 10/15/2024(1)	157,860
155,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(1)	170,542
75,000	QUALCOMM, Inc. 3.00%, 05/20/2022	77,150

		559,357

	Software - 0.5%
250,000	Activision Blizzard, Inc. 2.60%, 06/15/2022	254,224
310,000	Fiserv, Inc. 3.80%, 10/01/2023	329,967

		584,191

	Telecommunications - 1.4%
	AT&T, Inc.
125,000	3.00%, 06/30/2022	128,116
200,000	3.60%, 02/17/2023	209,926
150,000	Nokia Oyj 3.38%, 06/12/2022	152,250
270,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	270,837
251,563	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	253,606
	Telefonica Emisiones S.A.
200,000	5.13%, 04/27/2020	201,482
200,000	5.46%, 02/16/2021	207,414
150,000	Verizon Communications, Inc. 5.15%, 09/15/2023	167,376

		1,591,007

	Transportation - 1.6%
400,000	Canadian Pacific Railway Co. 4.50%, 01/15/2022	419,651
250,000	CSX Corp. 4.25%, 06/01/2021	256,639
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
175,000	2.70%, 03/14/2023(1)	178,647
110,000	2.70%, 11/01/2024(1)	112,645
250,000	4.13%, 08/01/2023(1)	267,323
200,000	4.25%, 01/17/2023(1)	213,418
355,000	TTX Co. 3.60%, 01/15/2025(1)	378,388

		1,826,711

	Trucking & Leasing - 1.0%
200,000	Aviation Capital Group LLC 3.88%, 05/01/2023(1)	208,211
250,000	Avolon Holdings Funding Ltd. 5.13%, 10/01/2023(1)	272,018
325,000	DAE Funding LLC 5.25%, 11/15/2021(1)	338,000
250,000	GATX Corp. 4.35%, 02/15/2024	269,064

		1,087,293

	Total Corporate Bonds (cost $65,864,450)	$68,096,460

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
	Qatar - 0.5%
$600,000	Qatar Government International Bond 3.38%, 03/14/2024(1)	$632,250

	Total Foreign Government Obligations (cost $599,340)	$632,250

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 0.2%
		Transportation - 0.2%
	$210,000	Chicago Transit Auth 5.37%, 12/01/2022	$228,390

		Total Municipal Bonds (cost $225,656)	$228,390

SENIOR FLOATING RATE INTERESTS - 20.1%(7)
		Advertising - 0.2%
	$224,438	Clear Channel Outdoor Holdings, Inc. 5.15%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	$225,068

		Aerospace/Defense - 0.3%
	295,244	TransDigm, Inc. 4.15%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	294,875

		Airlines - 0.2%
	117,526	American Airlines, Inc. 3.43%, 10/12/2021, 1 mo. USD LIBOR + 2.000%	115,910
	165,000	Kestrel Bidco, Inc. 4.68%, 12/11/2026, 1 mo. USD LIBOR + 3.000%	165,917

			281,827

		Auto Parts & Equipment - 0.6%
	109,450	Adient U.S. LLC 6.18%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	109,496
	145,914	Altra Industrial Motion Corp. 3.65%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	146,206
	97,000	IAA, Inc. 3.94%, 06/28/2026, 1 mo. USD LIBOR + 2.250%	97,606
		Panther BF Aggregator L.P.
EUR	150,000	3.75%, 04/30/2026, 1 mo. EURIBOR + 3.750%	167,183
	$179,550	5.16%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	180,582

			701,073

		Chemicals - 0.8%
	305,916	Cabot Microelectronics Corp. 3.69%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	307,256
	282,155	Element Solutions, Inc. 3.65%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	283,126
		Starfruit Finco B.V.
EUR	100,000	3.25%, 10/01/2025, 3 mo. EURIBOR + 3.750%	111,076
	$96,715	4.70%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	96,595
	100,000	Univar, Inc. 3.65%, 07/01/2026	100,354

			898,407

		Commercial Services - 2.2%
	173,241	Blackhawk Network Holdings, Inc. 4.65%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	173,210
	123,744	BrightView Landscapes LLC 4.19%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	124,131
	200,000	Dun & Bradstreet Corp. 6.66%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	201,050
	99,750	KAR Auction Services, Inc. 3.94%, 09/19/2026, 1 mo. USD LIBOR + 2.250%	100,415
EUR	135,000	LGC Group Holdings Ltd. 0.00%, 01/22/2027(8)	149,944
	$200,000	Quikrete Holdings, Inc. 4.15%, 02/01/2027, 1 mo. USD LIBOR + 2.750%	200,000
	148,990	Russell Investments U.S. Inst’l Holdco, Inc. 4.90%, 06/01/2023, 3 mo. USD LIBOR + 3.250%	148,953
	123,418	Tempo Acquisition LLC 4.40%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	123,688
	216,381	Trans Union LLC 3.40%, 11/16/2026	217,038
	670,259	United Rentals, Inc. 3.40%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	672,894
EUR	340,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	378,815

			2,490,138

The accompanying notes are an integral part of these financial statements.

21

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.1%(7) - (continued)
		Construction Materials - 0.4%
	$108,900	Brookfield WEC Holdings, Inc. 4.65%, 08/01/2025	$109,070
	98,503	Hamilton Holdco LLC 3.95%, 01/02/2027, 1 mo. USD LIBOR + 2.000%	98,503
	265,996	NCI Building Systems, Inc. 5.43%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	264,834

			472,407

		Distribution/Wholesale - 0.7%
	221,445	American Builders & Contractors Supply Co., Inc. 3.65%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	221,582
	197,488	Beacon Roofing Supply, Inc. 3.90%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	197,488
	370,313	HD Supply, Inc. 3.40%, 10/17/2023, 1 mo. USD LIBOR + 1.750%	371,853

			790,923

		Diversified Financial Services - 0.7%
	197,462	AlixPartners LLP 4.15%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	197,339
	163,827	Crown Finance U.S., Inc. 3.90%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	162,189
	123,750	Financial & Risk U.S. Holdings, Inc. 4.90%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	124,900
	128,346	NFP Corp. 4.65%, 01/08/2024, 1 mo. USD LIBOR + 3.000%	128,094
	153,327	Victory Capital Holdings, Inc. 4.10%, 07/01/2026	154,247

			766,769

		Electronics - 0.1%
	145,000	Pitney Bowes, Inc. 0.00%, 12/05/2026, 1 mo. USD LIBOR + 4.000%(8)	144,094

		Energy - Alternate Sources - 0.1%
	172,807	BCP Renaissance Parent LLC 5.45%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	156,174

		Environmental Control - 0.3%
	344,697	Clean Harbors, Inc. 3.40%, 06/28/2024, 1 mo. USD LIBOR + 1.750%	346,937

		Food - 0.5%
	99,750	B&G Foods, Inc. 4.15%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	99,958
		Froneri International plc
EUR	120,000	0.00%, 01/29/2027(8)	133,140
	$100,000	0.00%, 01/31/2027(8)	100,250
	175,000	Hostess Brands LLC 4.04%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	175,054
	114,713	U.S. Foods, Inc. 3.65%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	115,077

			623,479

		Food Service - 0.4%
		Aramark Services, Inc.
	393,500	3.40%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	394,582
	115,000	3.47%, 01/15/2027	115,144

			509,726

		Gas - 0.3%
		Messer Industries GmbH
EUR	100,000	2.50%, 03/01/2026, 3 mo. EURIBOR + 2.750%	111,079
	$188,575	4.45%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	188,575

			299,654

		Healthcare - Products - 0.1%
	46,035	Avantor, Inc. 3.90%, 11/21/2024, 3 mo. USD LIBOR +3.000%	46,285
EUR	100,000	Grifols S.A. 2.25%, 11/15/2027	111,619

			157,904

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.1%(7) - (continued)
		Healthcare - Services - 1.4%
	$99,750	Emerald TopCo, Inc. 5.15%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	$100,093
	206,656	Envision Healthcare Corp. 5.40%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	173,319
	166,363	Gentiva Health Services, Inc. 4.94%, 07/02/2025	166,778
EUR	187,150	IQVIA, Inc. 2.00%, 06/11/2025, 3 mo. EURIBOR + 2.000%	208,696
	$125,000	MPH Acquisition Holdings LLC 4.70%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	122,719
	123,047	Surgery Center Holdings, Inc. 4.90%, 09/02/2024, 1 mo. USD LIBOR + 3.250%	122,560
	130,313	Syneos Health, Inc. 3.65%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	130,639
	360,544	Universal Health Services, Inc. 3.40%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	362,948
	250,000	Zelis Healthcare Corp. 6.40%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	251,720

			1,639,472

		Household Products - 0.2%
	123,426	Diamond (BC) B.V. 4.78%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	119,723
	100,000	Reynolds Consumer Products, Inc. 0.00%, 01/29/2027(8)	100,417

			220,140

		Insurance - 1.1%
	150,000	Acrisure LLC 5.93%, 02/12/2027	149,625
		Asurion LLC
	82,075	4.65%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	82,198
	231,475	4.65%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	231,572
	100,000	8.15%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	101,484
	246,867	Hub International Ltd. 4.55%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	246,112
		Sedgwick Claims Management Services, Inc.
	316,800	4.90%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	316,686
	134,325	5.65%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	135,081

			1,262,758

		IT Services - 0.2%
	246,318	Science Applications International Corp. 3.40%, 10/31/2025, 1 mo. ICE LIBOR + 1.750%	247,601

		Leisure Time - 0.6%
	246,356	Caesars Resort Collection LLC 4.40%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	246,103
	225,000	Delta (LUX) S.a.r.l. 4.15%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	224,579
	247,500	Penn National Gaming, Inc. 3.90%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	248,324

			719,006

		Lodging - 0.5%
	200,890	Boyd Gaming Corp. 3.81%, 09/15/2023, 1 week USD LIBOR + 2.250%	201,330
	306,483	Caesars Entertainment Operating Co. 3.65%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	306,698
	114,033	Hilton Worldwide Finance LLC 3.41%, 06/22/2026, 1 mo. USD LIBOR + 1.750%	114,432

			622,460

		Media - 2.2%
	123,120	AVSC Holding Corp. 4.99%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	122,505
	514,800	CSC Holdings LLC 3.93%, 01/15/2026, 1 mo. ICE LIBOR + 2.250%	515,284
	365,346	Gray Television, Inc. 4.28%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	366,716

The accompanying notes are an integral part of these financial statements.

22

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 20.1%(7) - (continued)
		Media - 2.2% - (continued)
	$345,792	ION Media Networks, Inc. 4.69%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	$346,079
	47,664	Mission Broadcasting, Inc. 4.03%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	47,701
	148,489	MTN Infrastructure TopCo, Inc. 4.65%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	148,551
		Nexstar Broadcasting, Inc.
	234,145	3.90%, 01/17/2024, 1 mo. ICE LIBOR + 2.250%	234,328
	204,488	4.53%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	205,305
	115,781	Sinclair Television Group, Inc. 4.18%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	116,144
	160,000	Terrier Media Buyer, Inc. 6.15%, 12/17/2026	161,160
	90,868	Web.com Group, Inc. 5.41%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	90,721
EUR	145,000	Ziggo B.V. 3.00%, 01/31/2029, 1 mo. EURIBOR + 3.000%	160,776

			2,515,270

		Miscellaneous Manufacturing - 0.4%
	$221,620	H.B. Fuller Co. 3.66%, 10/20/2024, 1 mo. USD LIBOR + 2.000%	221,696
	221,043	USI, Inc. 4.95%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	220,103

			441,799

		Oil & Gas - 0.1%
	98,750	Traverse Midstream Partners LLC 5.65%, 09/27/2024, 3 mo. USD LIBOR + 4.000%	87,312

		Oil & Gas Services - 0.2%
	100,000	Buckeye Partners L.P. 4.53%, 11/01/2026, 1 mo. USD LIBOR + 2.750%	100,792
	99,500	Lower Cadence Holdings LLC 5.65%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	96,951

			197,743

		Packaging & Containers - 0.6%
		Berry Global, Inc.
	200,000	3.68%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	200,730
	139,300	3.78%, 07/01/2026	139,808
	132,100	Flex Acquisition Co., Inc. 5.16%, 06/29/2025, 1 mo. USD LIBOR + 3.250%	130,119
	197,455	Reynolds Group Holdings, Inc. 4.40%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	197,613

			668,270

		Pharmaceuticals - 0.8%
	335,750	Bausch Health Companies, Inc. 4.42%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	336,730
	99,250	Catalent Pharma Solutions, Inc. 3.90%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	99,622
	123,418	Endo Luxembourg Finance Co., S.a r.l. 5.94%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	118,790
	100,000	IQVIA, Inc. 3.70%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	100,396
	215,000	Sunshine Luxembourg S.a.r.l. 6.20%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	215,776

			871,314

		Real Estate - 0.1%
	100,000	VICI Properties LLC 3.41%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	100,013

		Retail - 0.9%
	250,233	B.C. Unlimited Liability Co. 3.40%, 11/19/2026	249,795
	236,595	Bass Pro Group LLC 6.65%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	235,511
	148,500	Belron Finance U.S. LLC 4.15%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	148,686

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 20.1%(7) - (continued)
	Retail - 0.9% - (continued)
$124,375	Staples, Inc. 6.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	$122,012
246,803	U.S. Foods, Inc. 3.40%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	247,265

		1,003,269

	Semiconductors - 0.2%
222,498	Microchip Technology, Inc. 3.65%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	223,007

	Software - 1.4%
170,154	Change Healthcare Holdings LLC 4.15%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	170,126
175,000	DCert Buyer, Inc. 5.65%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	175,074
149,134	Go Daddy Operating Co. LLC 3.40%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	149,321
18,638	MA FinanceCo. LLC 4.15%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	18,503
125,866	Seattle Spinco, Inc. 4.15%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	124,953
28,203	SS&C Technologies Holdings Europe S.a.r.l. 3.90%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	28,197
414,723	SS&C Technologies, Inc. 3.40%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	414,332
125,000	Telenet Financing USD LLC 0.00%, 04/24/2028(8)	124,649
99,750	Ultimate Software Group, Inc. 5.40%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	100,108
246,856	WEX, Inc. 3.90%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	247,629

		1,552,892

	Telecommunications - 0.6%
165,000	CenturyLink, Inc. 0.00%, 03/15/2027(8)	164,743
100,000	Liberty Latin America Ltd. 6.68%, 10/22/2026, 1 mo. USD LIBOR + 5.000%	101,125
467,850	Sprint Communications, Inc. 4.19%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	457,323

		723,191

	Transportation - 0.7%
58,129	B.C. Unlimited Liability Co. 5.95%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	58,372
108,121	Dynasty Acquisition Co., Inc. 5.95%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	108,571
500,000	Genesee & Wyoming, Inc. 3.91%, 12/30/2026	502,290
124,584	Savage Enterprises LLC 5.67%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	125,804

		795,037

	Total Senior Floating Rate Interests (cost $23,008,245)	$23,050,009

U.S. GOVERNMENT AGENCIES - 9.9%
	Mortgage-Backed Agencies - 9.9%
	FHLMC - 2.3%
$575,000	1.13%, 08/12/2021	$572,524
273,078	1.50%, 01/15/2027	271,148
345,753	2.00%, 09/15/2041	347,361
291,770	2.41%, 10/25/2048, 1 mo. USD LIBOR + 0.750%(1)(3)	291,875
319,484	3.00%, 01/01/2033	331,971
326,898	3.00%, 05/15/2037	330,436
252,714	3.50%, 09/15/2043	261,912
234,680	3.75%, 05/15/2039(4)	242,545
31,269	3.81%, 05/25/2048(1)(2)	31,336

		2,681,108

The accompanying notes are an integral part of these financial statements.

23

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 9.9% - (continued)
	Mortgage-Backed Agencies - 9.9% - (continued)
	FNMA - 5.5%
$401,052	1.50%, 08/25/2041	$396,730
827,312	1.50%, 06/25/2042	836,997
278,140	2.00%, 07/25/2039	280,079
481,516	2.50%, 03/25/2035	485,515
179,456	2.55%, 07/25/2044	182,765
332,458	3.00%, 11/01/2032	345,280
680,694	3.00%, 02/25/2043	704,853
215,205	3.00%, 04/25/2043	223,054
340,908	3.00%, 05/25/2047	350,930
809,108	3.25%, 11/25/2043	847,194
229,449	3.50%, 03/01/2033	240,037
517,480	3.50%, 10/25/2035	549,803
611,906	3.50%, 07/25/2045	631,860
217,308	3.50%, 07/25/2054	225,824

		6,300,921

	GNMA - 1.2%
381,024	2.00%, 05/20/2046	386,426
765,672	2.50%, 10/20/2041	777,858
152,896	2.50%, 07/20/2042	155,268

		1,319,552

	UMBS - 0.9%
1,050,000	3.50%, 02/18/2035(9)	1,095,353

	Total U.S. Government Agencies (cost $11,055,768)	$11,396,934

	Total Long-Term Investments (cost $112,899,530)	$115,722,479

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
550,072	Fidelity Institutional Government Fund, Institutional Class, 1.48%(10)	$550,072

	Total Short-Term Investments (cost $550,072)	$550,072

Total Investments (cost $113,449,602)	101.2%	$116,272,551
Other Assets and Liabilities	(1.2)%	(1,409,860)

Total Net Assets	100.0%	$114,862,691

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities was $30,494,386, representing 26.5% of net assets.

(2)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2020. Base lending rates may be subject to a floor or cap.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2020, the aggregate value of this security was $243,874, representing 0.2% of net assets.

(7)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of January 31, 2020.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Represents or includes a TBA transaction.

(10)	Current yield as of period end.

Futures Contracts Outstanding at January 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	90	03/31/2020	$19,472,344	$70,116

Short position contracts:
U.S. Treasury 5-Year Note Future	90	03/31/2020	$10,828,828	$(94,178)
U.S. Treasury 10-Year Note Future	23	03/20/2020	3,028,094	(49,437)

Total				$(143,615)

Total futures contracts				$(73,499)

The accompanying notes are an integral part of these financial statements.

24

Hartford Short Duration ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
222,000	EUR	244,511	USD	BCLY	02/05/20	$1,584	$—
248,670	USD	222,000	EUR	BCLY	02/05/20	2,575	—
132,810	USD	120,000	EUR	MSC	02/28/20	—	(395)
1,502,273	USD	1,361,000	EUR	CBK	02/28/20	—	(8,491)
244,946	USD	222,000	EUR	BCLY	03/05/20	—	(1,596)

Total						$4,159	$(10,482)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$12,318,436	$—	$12,318,436	$—
Corporate Bonds	68,096,460	—	68,096,460	—
Foreign Government Obligations	632,250	—	632,250	—
Municipal Bonds	228,390	—	228,390	—
Senior Floating Rate Interests	23,050,009	—	23,050,009	—
U.S. Government Agencies	11,396,934	—	11,396,934	—
Short-Term Investments	550,072	550,072	—	—
Foreign Currency Contracts(2)	4,159	—	4,159	—
Futures Contracts(2)	70,116	70,116	—	—

Total	$116,346,826	$620,188	$115,726,638	$—

Liabilities
Foreign Currency Contracts(2)	$(10,482)	$—	$(10,482)	$—
Futures Contracts(2)	(143,615)	(143,615)	—	—

Total	$(154,097)	$(143,615)	$(10,482)	$—

(1)	For the six-month period ended January 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

25

Hartford Total Return Bond ETF

Schedule of Investments

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.7%
	Agency Collat PAC CMO - 0.0%
$727,103	Freddie Mac Strips 5.00%, 09/15/2036(1)	$140,109

	Asset-Backed - Automobile - 0.3%
1,716,573	Chesapeake Funding LLC 1.95%, 09/15/2031(2)	1,723,379

	Asset-Backed - Finance & Insurance - 3.6%
71,617	Ajax Mortgage Loan Trust 3.16%, 09/25/2056(2)(3)	72,062
340,000	Atlas Senior Loan Fund Ltd. 2.69%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(2)(4)	340,013
250,000	Avery Point CLO Ltd. 2.94%, 08/05/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	250,146
82,896	Bayview Koitere Fund Trust 3.50%, 07/28/2057(2)(3)	84,833
56,223	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(2)(3)	57,245
	Bellemeade Re Ltd.
3,022	2.61%, 08/25/2028, 1 mo. USD LIBOR + 0.950%(2)(4)	3,023
357,754	2.76%, 07/25/2029, 1 mo. USD LIBOR + 1.100%(2)(4)	358,033
600,000	BlueMountain CLO Ltd. 2.75%, 07/18/2027, 3 mo. USD LIBOR + 0.930%(2)(4)	600,836
589,436	Bowman Park CLO Ltd. 3.09%, 11/23/2025, 3 mo. USD LIBOR + 1.180%(2)(4)	589,501
	Carlyle Global Market Strategies CLO Ltd.
880,677	2.57%, 04/27/2027, 3 mo. USD LIBOR + 0.780%(2)(4)	880,907
950,000	2.83%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	947,556
330,000	CIFC Funding Ltd. 2.69%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(2)(4)	329,426
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(2)	396,172
741,275	DB Master Finance LLC 3.79%, 05/20/2049(2)	761,200
	Domino’s Pizza Master Issuer LLC
1,681,300	3.08%, 07/25/2047(2)	1,692,027
49,250	4.12%, 07/25/2048(2)	51,583
203,013	Drug Royalty L.P. 3.43%, 10/15/2031, 3 mo. USD LIBOR + 1.600%(2)(4)	202,710
269,205	Eagle RE Ltd. 3.36%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(2)(4)	269,687
1,170,000	Evergreen Credit Card Trust 1.90%, 09/15/2024(2)	1,178,363
250,000	Magnetite VII Ltd. 2.63%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(2)(4)	249,605
164,400	MFA Trust 3.35%, 11/25/2047(2)(5)	164,699
71,918	Preston Ridge Partners Mortgage Trust LLC 4.00%, 08/25/2023(2)(3)	72,376
229,011	Radnor RE Ltd. 2.91%, 02/25/2029, 1 mo. USD LIBOR + 1.250%(2)(4)	228,978
1,560,000	Regional Management Issuance Trust 4.56%, 01/18/2028(2)	1,592,714
	Seasoned Credit Risk Transfer Trust
106,820	3.50%, 08/25/2057	111,971
831,957	3.50%, 08/25/2058	885,231
	Sound Point CLO Ltd.
250,000	2.86%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(2)(4)	249,230
950,000	2.97%, 04/18/2031, 1 mo. USD LIBOR + 1.150%(2)(4)	944,802
1,155,000	SPS Servicer Advance Receivables Trust 2.32%, 10/15/2052(2)	1,163,349
	Towd Point Mortgage Trust
1,211,075	2.75%, 10/25/2056(2)(3)	1,225,552
1,629,420	2.75%, 06/25/2057(2)(3)	1,659,692
2,228,660	2.75%, 10/25/2057(2)(3)	2,261,890
108,017	3.75%, 05/25/2058(2)(3)	112,806

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.7%
	Asset-Backed - Finance & Insurance - 3.6% - (continued)
$765,000	Treman Park CLO Ltd. 2.89%, 10/20/2028, 3 mo. USD LIBOR + 1.070%(2)(4)	$765,149
998,217	Vantage Data Centers Issuer LLC 4.20%, 11/16/2043(2)	1,043,418
955,000	Voya CLO Ltd. 2.72%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(2)(4)	952,018
602,700	Wendy’s Funding LLC 3.88%, 03/15/2048(2)	629,032
267,975	Wingstop Funding LLC 4.97%, 12/05/2048(2)	276,454

		23,654,289

	Asset-Backed - Home Equity - 0.3%
1,570,000	CPT Mortgage Trust 2.87%, 11/13/2039(2)	1,650,468
87,427	Legacy Mortgage Asset Trust 4.00%, 03/25/2058(2)(5)	87,820

		1,738,288

	Collateralized - Mortgage Obligations - 0.1%
750,879	Structured Agency Credit Risk Trust 2.41%, 09/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	751,104

	Commercial Mortgage-Backed Securities - 3.6%
	Banc of America Commercial Mortgage Trust
7,044,928	0.88%, 11/15/2050(1)(3)	345,316
4,465,465	0.95%, 11/15/2054(1)(3)	231,911
	Benchmark Mortgage Trust
11,712,792	0.66%, 01/15/2051(1)(3)	399,848
21,200,250	0.69%, 07/15/2051(1)(3)	726,868
1,505,000	BX Commercial Mortgage Trust 2.60%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(2)(4)	1,509,756
785,000	CAMB Commercial Mortgage Trust 4.23%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(2)(4)	790,420
1,300,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	1,394,272
188,435	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(2)(3)	192,895
	Commercial Mortgage Trust
10,950,425	0.76%, 02/10/2047(1)(3)	236,833
1,300,000	2.94%, 01/10/2046	1,337,240
700,000	3.18%, 02/10/2035(2)	742,183
1,120,000	3.69%, 08/10/2047	1,199,048
900,000	3.80%, 08/10/2047	970,141
1,095,125	3.96%, 03/10/2047	1,176,660
360,000	4.24%, 02/10/2047(3)	390,507
1,000,000	4.36%, 07/10/2045(3)	1,077,525
13,752,509	CSAIL Commercial Mortgage Trust 0.90%, 06/15/2057(1)(3)	451,737
	GS Mortgage Securities Trust
6,636,000	0.68%, 02/13/2053(1)(3)	365,680
890,000	3.63%, 11/10/2047	956,232
100,000	4.07%, 01/10/2047	107,640
	JPMBB Commercial Mortgage Securities Trust
858,821	3.36%, 07/15/2045	895,696
100,000	3.93%, 09/15/2047	108,560
100,000	4.00%, 04/15/2047	107,970
1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	1,391,313
4,478,465	Morgan Stanley Capital I Trust 1.59%, 06/15/2050(1)(3)	326,396
670,000	MTRO Commercial Mortgage Trust 3.48%, 12/15/2033, 1 mo. USD LIBOR + 1.800%(2)(4)	669,159
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	1,045,460
807,234	Wells Fargo Commercial Mortgage Trust 2.92%, 10/15/2045	827,383
	Wells Fargo N.A.
5,803,928	0.72%, 11/15/2062(1)(3)	294,518
2,724,248	0.77%, 11/15/2062(1)(3)	152,555

The accompanying notes are an integral part of these financial statements.

26

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.7% - (continued)
	Commercial Mortgage-Backed Securities - 3.6% - (continued)
$3,508,148	1.05%, 05/15/2062(1)(3)	$248,801
16,293,487	0.88%, 02/15/2061(1)(3)	817,413
	WF-RBS Commercial Mortgage Trust
1,170,000	2.88%, 12/15/2045	1,200,766
1,025,000	3.61%, 11/15/2047	1,101,362
100,000	4.00%, 05/15/2047	108,318
100,000	4.05%, 03/15/2047	107,946

		24,006,328

	Other ABS - 2.1%
717,371	ALM XII Ltd. 2.73%, 04/16/2027, 3 mo. USD LIBOR + 0.890%(2)(4)	717,013
980,000	ALM XVI Ltd. 2.73%, 07/15/2027, 3 mo. USD LIBOR + 0.900%(2)(4)	980,277
	Benefit Street Partners CLO Ltd.
635,000	3.07%, 01/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	636,081
250,000	3.07%, 07/20/2029, 3 mo. USD LIBOR + 1.250%(2)(4)	249,926
250,000	Carlyle U.S. CLO Ltd. 3.04%, 07/20/2031, 3 mo. USD LIBOR + 1.220%(2)(4)	250,026
970,000	CIFC Funding Ltd. 2.82%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(2)(4)	964,798
260,000	Dewolf Park CLO Ltd. 3.04%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(2)(4)	259,971
418,950	Domino’s Pizza Master Issuer LLC 3.67%, 10/25/2049(2)	434,992
1,550,000	Dryden Senior Loan Fund 3.06%, 04/15/2029, 3 mo. USD LIBOR + 1.123%(2)(4)	1,552,844
250,000	Madison Park Funding Ltd. 2.77%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(2)(4)	250,004
248,607	Neuberger Berman CLO Ltd. 2.63%, 07/15/2027, 3 mo. USD LIBOR + 0.800%(2)(4)	248,393
925,000	OCP CLO Ltd. 2.94%, 10/18/2028, 3 mo. USD LIBOR + 1.120%(2)(4)	924,764
550,000	OZLM Ltd. 3.10%, 10/20/2031, 3 mo. USD LIBOR + 1.280%(2)(4)	550,274
1,174,076	Preston Ridge Partners Mortgage Trust LLC 4.48%, 10/25/2023(2)(3)	1,188,123
348,772	Pretium Mortgage Credit Partners LLC 4.83%, 09/25/2058(2)(5)	351,145
1,339,695	TICP CLO Ltd. 2.66%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(2)(4)	1,335,602
277,530	Towd Point Mortgage Trust 3.25%, 07/25/2058(2)(3)	284,620
504,821	Vericrest Opportunity Loan Trust 3.97%, 03/25/2049(2)(5)	508,216
378,926	VOLT LXIV LLC 3.38%, 10/25/2047(2)(5)	379,069
1,343,077	VOLT LXXX LLC 3.23%, 10/25/2049(2)(5)	1,346,705
705,000	Voya CLO Ltd. 3.01%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(2)(4)	706,614

		14,119,457

	Whole Loan Collateral CMO - 6.7%
109,840	Bear Stearns Adjustable Rate Mortgage Trust 4.35%, 08/25/2035(3)	110,770
	Bellemeade Re Ltd.
154,435	2.86%, 10/25/2028, 1 mo. USD LIBOR + 1.200%(2)(4)	154,460
372,599	2.96%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(2)(4)	372,858
75,861	CIM Trust 3.00%, 04/25/2057(2)(3)	76,694
	Connecticut Avenue Securities Trust
945,000	3.76%, 06/25/2039, 1 mo. USD LIBOR + 2.100%(2)(4)	953,614
481,852	3.81%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(2)(4)	486,178

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.7% - (continued)
	Whole Loan Collateral CMO - 6.7% - (continued)
$909,444	3.96%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(2)(4)	$919,163
119,056	CSMC Trust 4.13%, 07/25/2058(2)(3)	120,161
	Fannie Mae Connecticut Avenue Securities
38,129	2.26%, 07/25/2030, 1 mo. USD LIBOR + 0.600%(4)	38,129
371,290	2.31%, 05/25/2030, 1 mo. USD LIBOR + 0.650%(4)	371,290
122,754	2.34%, 10/25/2030, 1 mo. USD LIBOR + 0.680%(4)	122,773
35,414	2.38%, 01/25/2031, 1 mo. USD LIBOR + 0.720%(4)	35,419
939	2.41%, 02/25/2030, 1 mo. USD LIBOR + 0.750%(4)	939
18,515	2.51%, 11/25/2029, 1 mo. USD LIBOR + 0.850%(4)	18,518
56,520	2.61%, 10/25/2029, 1 mo. USD LIBOR + 0.950%(4)	56,582
10,042	2.81%, 09/25/2029, 1 mo. USD LIBOR + 1.150%(4)	10,048
14,171	2.96%, 04/25/2029, 1 mo. USD LIBOR + 1.300%(4)	14,187
189,503	3.86%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(4)	192,241
200,000	3.91%, 07/25/2030, 1 mo. USD LIBOR + 2.250%(4)	203,818
200,000	4.01%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(4)	203,797
190,648	4.26%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(4)	198,378
1,213,193	4.66%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(4)	1,280,763
890,000	5.21%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(4)	939,171
1,703,569	5.91%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(4)	1,814,551
702,996	6.01%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(4)	744,389
1,406,208	6.06%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(4)	1,531,634
678,382	6.56%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(4)	748,015
1,767,091	6.66%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(4)	1,914,528
1,845,813	6.66%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(4)	1,982,373
1,672,901	7.21%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(4)	1,794,907
1,182,352	7.36%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(4)	1,313,176
471,768	7.66%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(4)	519,450
580,211	Home Re Ltd. 3.26%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(2)(4)	581,021
585,205	LSTAR Securities Investment Trust 3.48%, 03/01/2024, 1 mo. USD LIBOR + 1.700%(2)(4)	582,935
69,152	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(2)(3)	69,866
986,000	Mortgage Insurance-Linked Notes 3.56%, 11/26/2029, 1 mo. USD LIBOR + 1.900%(2)(4)	989,828
	New Residential Advance Receivables Trust
1,410,000	2.33%, 10/15/2051(2)	1,414,112
2,105,000	2.43%, 10/15/2051(2)	2,114,516
1,395,000	2.51%, 09/15/2052(2)	1,405,365
978,325	New Residential Mortgage LLC 3.79%, 07/25/2054(2)	982,141

The accompanying notes are an integral part of these financial statements.

27

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 16.7% - (continued)
	Whole Loan Collateral CMO - 6.7% - (continued)
	New Residential Mortgage Loan Trust
$429,002	2.41%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(2)(4)	$428,504
1,344,313	3.50%, 12/25/2057(2)(3)	1,394,539
711,845	4.00%, 04/25/2057(2)(3)	748,655
728,739	4.00%, 08/27/2057(2)(3)	766,090
937,987	4.00%, 09/25/2057(2)(3)	974,781
2,115,000	NRZ Advance Receivables Trust 2.59%, 07/15/2052(2)	2,133,833
	OZLM Ltd.
950,000	2.82%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(2)(4)	950,400
250,000	2.85%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(2)(4)	249,625
859,858	PMT Credit Risk Transfer Trust 3.81%, 03/27/2024, 1 mo. USD LIBOR + 2.000%(2)(4)	856,683
479,702	Preston Ridge Partners Mortgage Trust LLC 3.50%, 10/25/2024(2)(3)	481,897
	Seasoned Credit Risk Transfer Trust
587,514	3.50%, 11/25/2057	632,306
1,547,911	3.50%, 07/25/2058	1,670,693
1,925,235	3.50%, 10/25/2058	2,046,125
	Structured Agency Credit Risk Trust
1,061,722	3.31%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(2)(4)	1,066,231
55,000	3.76%, 09/25/2048, 1 mo. USD LIBOR + 2.100%(2)(4)	55,685
1,307,790	Towd Point Mortgage Trust 2.90%, 10/25/2059(2)(3)	1,343,731
811,307	Vericrest Opportunity Loan Trust 3.18%, 10/25/2049(2)(5)	813,181
11,111,328	Wells Fargo N.A. 0.89%, 01/15/2063(1)(3)	823,072

		44,818,789

	Total Asset & Commercial Mortgage Backed Securities (cost $108,944,202)	$110,951,743

CORPORATE BONDS - 29.0%
	Advertising - 0.0%
75,000	Lamar Media Corp. 3.75%, 02/15/2028(2)	75,501

	Aerospace/Defense - 0.6%
625,000	Boeing Co. 3.25%, 02/01/2035	647,611
	L3Harris Technologies, Inc.
785,000	2.90%, 12/15/2029	818,393
665,000	3.85%, 06/15/2023(2)	706,757
195,000	Lockheed Martin Corp. 4.50%, 05/15/2036	241,409
	United Technologies Corp.
590,000	2.80%, 05/04/2024	613,266
540,000	3.95%, 08/16/2025	595,910
390,000	4.45%, 11/16/2038	480,492
50,000	4.63%, 11/16/2048	65,783

		4,169,621

	Agriculture - 0.5%
	Altria Group, Inc.
290,000	2.63%, 09/16/2026	293,939
175,000	3.88%, 09/16/2046	169,456
255,000	4.40%, 02/14/2026	281,685
345,000	4.80%, 02/14/2029	391,018
620,000	5.38%, 01/31/2044	722,316
15,000	5.80%, 02/14/2039	18,155
135,000	5.95%, 02/14/2049	169,526
	BAT Capital Corp.
800,000	2.79%, 09/06/2024	816,660
155,000	4.39%, 08/15/2037	161,669

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Agriculture - 0.5% - (continued)
	$200,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	$210,982

			3,235,406

		Auto Manufacturers - 0.5%
	245,000	Ford Motor Co. 5.29%, 12/08/2046	242,069
		Ford Motor Credit Co. LLC
	200,000	3.82%, 11/02/2027	196,890
	325,000	4.54%, 08/01/2026	338,203
	200,000	5.11%, 05/03/2029	209,283
		General Motors Co.
	250,000	5.20%, 04/01/2045	261,166
	30,000	5.40%, 04/01/2048	32,156
	175,000	5.95%, 04/01/2049	200,092
	255,000	6.25%, 10/02/2043	301,360
	410,000	6.75%, 04/01/2046	501,322
		General Motors Financial Co., Inc.
	170,000	2.45%, 11/06/2020, 3 mo. USD LIBOR + 0.540%(4)	170,181
	300,000	2.78%, 04/13/2020, 3 mo. USD LIBOR + 0.930%(4)	300,477
	255,000	4.30%, 07/13/2025	273,566
CAD	235,000	General Motors Financial of Canada Ltd. 3.08%, 05/22/2020(6)	178,222
	400,000	Toyota Credit Canada, Inc. 1.80%, 02/19/2020(6)	302,413
	200,000	VW Credit Canada, Inc. 2.57%, 03/30/2020, 3 mo. CDOR + 0.500%(4)	151,341

			3,658,741

		Auto Parts & Equipment - 0.0%
	$30,000	Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	31,164

		Beverages - 0.8%
		Anheuser-Busch InBev Worldwide, Inc.
	205,000	3.75%, 07/15/2042	221,301
	1,540,000	4.60%, 04/15/2048	1,856,317
	1,473,000	5.45%, 01/23/2039	1,913,378
		Constellation Brands, Inc.
	5,000	2.65%, 11/07/2022	5,112
	300,000	3.60%, 02/15/2028	323,679
	660,000	Molson Coors Brewing Co. 3.00%, 07/15/2026	678,714
CAD	618,000	Molson Coors International L.P. 2.75%, 09/18/2020	468,732

			5,467,233

		Biotechnology - 0.1%
	$410,000	Amgen, Inc. 2.65%, 05/11/2022	417,304

		Chemicals - 0.7%
	425,000	Alpek S.A.B. de C.V. 4.25%, 09/18/2029(2)	442,000
	1,200,000	Braskem Netherlands Finance B.V. 4.50%, 01/31/2030(2)	1,206,240
	290,000	Chemours Co. 5.38%, 05/15/2027	251,575
	1,010,000	DuPont de Nemours, Inc. 4.21%, 11/15/2023	1,093,343
	145,000	Methanex Corp. 5.65%, 12/01/2044	147,665
	105,000	Olin Corp. 5.13%, 09/15/2027	109,429
		Sherwin-Williams Co.
	365,000	2.95%, 08/15/2029	377,391
	155,000	3.13%, 06/01/2024	162,428
	520,000	Syngenta Finance N.V. 4.89%, 04/24/2025(2)	569,314

			4,359,385

		Commercial Banks - 8.1%
		Bank of America Corp.
	430,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(7)	439,282

The accompanying notes are an integral part of these financial statements.

28

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Commercial Banks - 8.1% - (continued)
	$2,090,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(7)	$2,218,182
	105,000	3.37%, 01/23/2026, (3.37% fixed rate until 01/23/2025; 3 mo. USD LIBOR + 0.810% thereafter)(7)	111,554
	2,030,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(7)	2,178,827
	1,865,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(7)	2,035,476
	860,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(7)	914,952
	515,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(7)	577,888
	200,000	Bank of China Hong Kong Ltd. 5.55%, 02/11/2020(6)	200,120
	550,000	Bank of China Ltd. 2.68%, 02/14/2020, 3 mo. USD LIBOR + 0.770%(4)(6)	550,090
	1,085,000	Bank of New York Mellon Corp. 2.10%, 10/24/2024	1,098,530
AUD	2,070,000	BNG Bank N.V. 1.90%, 11/26/2025(6)	1,440,116
	$500,000	Capital One Financial Corp. 3.90%, 01/29/2024	535,338
		Citigroup, Inc.
	1,450,000	2.31%, 11/04/2022, (2.31% fixed rate until 11/04/2021; 3 mo. SOFRRATE + 0.867% thereafter)(7)	1,459,824
	630,000	2.88%, 07/24/2023, (2.88% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.950% thereafter)(7)	643,204
	1,705,000	3.20%, 10/21/2026	1,805,394
	750,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(7)	789,220
	500,000	3.52%, 10/27/2028, (3.52% fixed rate until 10/27/2027; 3 mo. USD LIBOR + 1.151% thereafter)(7)	537,804
	895,000	3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(7)	1,000,309
	5,000	4.13%, 07/25/2028	5,551
	1,225,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(6)(7)(8)	1,350,494
	390,000	Credit Suisse Group Funding Guernsey Ltd. 4.11%, 04/16/2021, 3 mo. USD LIBOR + 2.290%(4)	399,397
	250,000	Credit Suisse New York 2.05%, 02/04/2022	250,075
		Danske Bank A/S
	510,000	5.00%, 01/12/2022(2)	537,329
	530,000	5.38%, 01/12/2024(2)	589,592
	515,000	Fifth Third Bancorp 2.38%, 01/28/2025	525,449
		Goldman Sachs Group, Inc.
	100,000	2.91%, 07/24/2023, (2.91% fixed rate until 07/24/2022; 3 mo. USD LIBOR + 0.990% thereafter)(7)	102,114
	1,715,000	3.50%, 11/16/2026	1,832,113
	1,195,000	3.69%, 06/05/2028, (3.69% fixed rate until 06/05/2027; 3 mo. USD LIBOR + 1.510% thereafter)(7)	1,296,626
	260,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	285,997

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Commercial Banks - 8.1% - (continued)
	$140,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(7)	$158,390
	435,000	6.75%, 10/01/2037	621,492
		HSBC Holdings plc
	280,000	3.40%, 03/08/2021	284,987
	245,000	3.57%, 05/25/2021, 3 mo. USD LIBOR + 1.660%(4)	249,647
	695,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	793,651
		Industrial & Commercial Bank of China Ltd.
	200,000	2.59%, 04/16/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	200,488
	250,000	2.65%, 05/21/2021, 3 mo. USD LIBOR + 0.750%(4)(6)	250,623
	250,000	2.68%, 05/23/2020, 3 mo. USD LIBOR + 0.770%(4)(6)	250,205
		JP Morgan Chase & Co.
	230,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(7)	241,556
	15,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(7)	16,269
	1,100,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,212,916
	2,390,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(7)	2,539,718
	935,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(7)	1,027,345
	620,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(7)	693,195
	565,000	KeyCorp. 2.55%, 10/01/2029	567,374
GBP	615,000	Metro Bank plc 5.50%, 06/26/2028, (5.50% fixed rate until 06/26/2023; GUKG5 + 4.458% thereafter)(6)(7)	648,328
		Morgan Stanley
	$400,000	2.45%, 02/10/2021, 3 mo. USD LIBOR + 0.550%(4)	400,046
	1,015,000	2.50%, 04/21/2021	1,024,853
	830,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. SOFRRATE + 1.143% thereafter)(7)	843,490
	2,145,000	3.13%, 07/27/2026	2,271,039
	685,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(7)	741,572
	75,000	4.00%, 07/23/2025	82,405
	100,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(7)	115,364
	375,000	5.00%, 11/24/2025	428,785
	250,000	PNC Bank NA 2.70%, 10/22/2029	257,472
		PNC Financial Services Group, Inc.
	775,000	2.20%, 11/01/2024	789,229
	970,000	2.55%, 01/22/2030	991,151
	595,000	Royal Bank of Canada 2.55%, 07/16/2024	613,054
	470,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022	485,272
	675,000	State Street Corp. 2.35%, 11/01/2025, (2.35% fixed rate until 11/01/2024; 3 mo. SOFRRATE + 0.940% thereafter)(7)	687,238

The accompanying notes are an integral part of these financial statements.

29

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.0% - (continued)
	Commercial Banks - 8.1% - (continued)
	UBS Group Funding Switzerland AG
$680,000	2.65%, 02/01/2022(2)	$690,585
1,125,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(6)(7)(8)	1,281,712
650,000	UniCredit S.p.A. 6.57%, 01/14/2022(2)	699,409
	Wells Fargo & Co.
1,300,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD LIBOR + 0.825% thereafter)(7)	1,320,210
305,000	2.63%, 07/22/2022	311,030
865,000	3.00%, 04/22/2026	904,068
140,000	3.00%, 10/23/2026	146,461
2,445,000	3.07%, 01/24/2023	2,499,603
385,000	3.75%, 01/24/2024	411,181
470,000	4.75%, 12/07/2046	581,948

		54,044,208

	Commercial Services - 0.4%
400,000	Ashtead Capital, Inc. 4.38%, 08/15/2027(2)	414,494
190,000	Global Payments, Inc. 3.20%, 08/15/2029	198,691
1,330,000	IHS Markit Ltd. 4.13%, 08/01/2023	1,416,051
345,000	Service Corp. International 5.13%, 06/01/2029	367,390
380,000	United Rentals North America, Inc. 5.88%, 09/15/2026	404,225

		2,800,851

	Construction Materials - 0.1%
560,000	Standard Industries, Inc. 6.00%, 10/15/2025(2)	584,500

	Diversified Financial Services - 0.3%
380,000	Navient Corp. 7.25%, 01/25/2022	407,550
1,285,000	Power Finance Corp. Ltd. 3.95%, 04/23/2030(2)	1,286,807

		1,694,357

	Electric - 2.4%
	AES Corp.
120,000	4.88%, 05/15/2023	121,500
125,000	5.13%, 09/01/2027	131,963
40,000	Appalachian Power Co. 6.38%, 04/01/2036	53,881
325,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	349,578
290,000	Centrais Eletricas Brasileiras S.A. 3.63%, 02/04/2025	291,963
	Cleco Corporate Holdings LLC
355,000	3.38%, 09/15/2029(2)	359,538
156,000	3.74%, 05/01/2026	163,832
20,000	4.97%, 05/01/2046	23,552
	Commonwealth Edison Co.
420,000	3.65%, 06/15/2046	471,368
115,000	4.00%, 03/01/2048	135,107
115,000	Connecticut Light & Power Co. 4.00%, 04/01/2048	137,191
130,000	Dominion Energy South Carolina, Inc. 5.10%, 06/01/2065	182,381
350,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	415,464
1,280,000	Duke Energy Corp. 2.65%, 09/01/2026	1,316,591
385,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	407,564
335,000	Duke Energy Progress LLC 3.60%, 09/15/2047	370,323
	Evergy, Inc.
230,000	2.45%, 09/15/2024	233,964
580,000	2.90%, 09/15/2029	594,727
	Exelon Corp.
725,000	2.85%, 06/15/2020	726,976
725,000	3.95%, 06/15/2025	789,728
110,000	Florida Power & Light Co. 3.99%, 03/01/2049	132,415

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.0% - (continued)
	Electric - 2.4% - (continued)
	Georgia Power Co.
$1,053,000	2.00%, 09/08/2020	$1,055,052
910,000	2.10%, 07/30/2023	920,218
510,000	4.30%, 03/15/2042	592,442
460,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	482,435
30,000	ITC Holdings Corp. 3.25%, 06/30/2026	31,717
	MidAmerican Energy Co.
290,000	3.15%, 04/15/2050	304,749
120,000	3.65%, 08/01/2048	135,923
765,000	NextEra Energy Capital Holdings, Inc. 3.15%, 04/01/2024	803,918
125,000	Northern States Power Co. 2.90%, 03/01/2050	125,797
365,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	454,404
	Oncor Electric Delivery Co. LLC
110,000	3.10%, 09/15/2049	113,781
145,000	5.75%, 03/15/2029	186,668
110,000	PacifiCorp. 4.15%, 02/15/2050	132,189
125,000	Public Service Electric & Gas Co. 3.80%, 03/01/2046	146,039
525,000	Public Service Enterprise Group, Inc. 2.88%, 06/15/2024	543,127
600,000	Puget Energy, Inc. 3.65%, 05/15/2025	635,243
70,000	Sempra Energy 4.00%, 02/01/2048	77,337
	Southern California Edison Co.
385,000	2.85%, 08/01/2029	397,430
179,000	4.00%, 04/01/2047	200,130
96,000	4.13%, 03/01/2048	108,387
	Southern Co.
115,000	2.95%, 07/01/2023	119,000
515,000	3.25%, 07/01/2026	548,183
20,000	4.40%, 07/01/2046	23,224
120,000	Union Electric Co. 4.00%, 04/01/2048	143,167
220,000	Xcel Energy, Inc. 3.50%, 12/01/2049	232,385

		15,922,551

	Engineering & Construction - 0.3%
680,000	Fluor Corp. 4.25%, 09/15/2028	699,292
1,150,000	International Airport Finance S.A. 12.00%, 03/15/2033(2)	1,262,125

		1,961,417

	Entertainment - 0.1%
370,000	GLP Capital L.P. / GLP Financing II, Inc. 5.30%, 01/15/2029	426,728
445,000	WMG Acquisition Corp. 4.88%, 11/01/2024(2)	458,350

		885,078

	Environmental Control - 0.2%
	Clean Harbors, Inc.
405,000	4.88%, 07/15/2027(2)	426,222
45,000	5.13%, 07/15/2029(2)	47,925
	Waste Management, Inc.
370,000	3.20%, 06/15/2026	395,199
115,000	3.45%, 06/15/2029	125,973
90,000	4.15%, 07/15/2049	108,802

		1,104,121

	Food - 0.3%
	Conagra Brands, Inc.
40,000	4.30%, 05/01/2024	43,619
215,000	4.60%, 11/01/2025	242,201
1,440,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(2)	1,544,400

		1,830,220

	Food Service - 0.1%
470,000	Aramark Services, Inc. 5.00%, 02/01/2028(2)	492,325

The accompanying notes are an integral part of these financial statements.

30

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 29.0% - (continued)
	Forest Products & Paper - 0.2%
$1,150,000	Suzano Austria GmbH 5.00%, 01/15/2030	$1,214,170

	Gas - 0.3%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
85,000	5.63%, 05/20/2024	90,330
140,000	5.88%, 08/20/2026	153,230
695,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	705,954
	Sempra Energy
435,000	2.40%, 02/01/2020	435,000
525,000	3.40%, 02/01/2028	556,941
255,000	3.80%, 02/01/2038	277,876

		2,219,331

	Healthcare-Products - 0.2%
360,000	Alcon Finance Corp. 3.00%, 09/23/2029(2)	374,058
975,000	Becton Dickinson and Co. 3.36%, 06/06/2024	1,026,980
60,000	Hill-Rom Holdings, Inc. 4.38%, 09/15/2027(2)	61,350
145,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	150,135

		1,612,523

	Healthcare-Services - 0.8%
205,000	Aetna, Inc. 2.80%, 06/15/2023	210,545
	Anthem, Inc.
660,000	2.88%, 09/15/2029	665,861
485,000	3.65%, 12/01/2027	523,581
85,000	4.38%, 12/01/2047	95,659
	Centene Corp.
35,000	4.25%, 12/15/2027(2)	36,487
40,000	4.63%, 12/15/2029(2)	42,996
	CHS/Community Health Systems, Inc.
70,000	5.13%, 08/01/2021	70,056
20,000	6.25%, 03/31/2023	20,400
350,000	CommonSpirit Health 3.35%, 10/01/2029	363,690
355,000	HCA, Inc. 4.13%, 06/15/2029	384,179
5,000	Humana, Inc. 2.50%, 12/15/2020	5,026
1,600,000	Rede D’or Finance S.a.r.l. 4.50%, 01/22/2030(2)	1,609,600
	UnitedHealth Group, Inc.
180,000	2.38%, 08/15/2024	183,950
420,000	2.88%, 08/15/2029	436,766
230,000	3.50%, 08/15/2039	247,279
305,000	3.70%, 12/15/2025	334,341
196,000	3.75%, 10/15/2047	214,180

		5,444,596

	Home Builders - 0.2%
	Lennar Corp.
190,000	4.75%, 11/29/2027	210,425
200,000	5.25%, 06/01/2026	221,500
130,000	PulteGroup, Inc. 5.50%, 03/01/2026	145,275
435,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	475,781

		1,052,981

	Insurance - 0.7%
490,000	Aon Corp. 2.20%, 11/15/2022	494,633
45,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	54,356
90,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	100,913
110,000	Genworth Holdings, Inc. 4.90%, 08/15/2023	111,100
	Marsh & McLennan Cos., Inc.
420,000	3.88%, 03/15/2024	452,315
270,000	4.38%, 03/15/2029	311,458
305,000	4.75%, 03/15/2039	390,080
64,000	Massachusetts Mutual Life Insurance Co. 3.73%, 10/15/2070(2)	66,185
870,000	New York Life Global Funding 2.00%, 01/22/2025(2)	878,018

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Insurance - 0.7% - (continued)
		Unum Group
	$190,000	4.00%, 06/15/2029	$206,703
	345,000	4.50%, 12/15/2049	350,214
		Willis North America, Inc.
	230,000	2.95%, 09/15/2029	234,765
	275,000	3.60%, 05/15/2024	292,671
	400,000	4.50%, 09/15/2028	454,587

			4,397,998

		Internet - 0.5%
		Alibaba Group Holding Ltd.
	895,000	3.40%, 12/06/2027	954,035
	445,000	4.20%, 12/06/2047	521,508
	585,000	Amazon.com, Inc. 3.88%, 08/22/2037	686,103
		Tencent Holdings Ltd.
	620,000	3.60%, 01/19/2028(2)	661,133
	715,000	3.98%, 04/11/2029(2)	788,618

			3,611,397

		Iron/Steel - 0.2%
	200,000	Commercial Metals Co. 5.38%, 07/15/2027	208,500
		Metinvest B.V.
EUR	440,000	5.63%, 06/17/2025(2)	509,121
	$200,000	7.75%, 10/17/2029(2)	210,528
	175,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	180,075

			1,108,224

		IT Services - 0.8%
		Apple, Inc.
	1,690,000	2.20%, 09/11/2029	1,703,150
	490,000	3.35%, 02/09/2027	531,660
	110,000	3.45%, 02/09/2045	120,656
		International Business Machines Corp.
	575,000	3.00%, 05/15/2024	603,693
	1,050,000	3.30%, 05/15/2026	1,130,021
	895,000	3.50%, 05/15/2029	984,451

			5,073,631

		Lodging - 0.2%
		Hilton Domestic Operating Co., Inc.
	90,000	4.25%, 09/01/2024	91,350
	500,000	5.13%, 05/01/2026	523,600
	285,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	297,594
		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
	336,000	5.25%, 05/15/2027(2)	348,600
	14,000	5.50%, 03/01/2025(2)	14,595

			1,275,739

		Media - 1.3%
	475,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2027(2)	496,399
		Charter Communications Operating LLC / Charter Communications Operating Capital
	425,000	4.80%, 03/01/2050	454,805
	295,000	5.13%, 07/01/2049	329,170
	915,000	5.38%, 05/01/2047	1,054,300
	475,000	5.75%, 04/01/2048	568,026
	35,000	6.48%, 10/23/2045	45,480
		Comcast Corp.
	305,000	3.20%, 07/15/2036	325,147
	645,000	3.25%, 11/01/2039	685,409
	180,000	4.05%, 11/01/2052	210,428
	320,000	4.25%, 10/15/2030	374,665
	425,000	4.60%, 10/15/2038	524,289
	90,000	4.65%, 07/15/2042	111,876
	80,000	4.95%, 10/15/2058	108,867

The accompanying notes are an integral part of these financial statements.

31

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Media - 1.3% - (continued)
		Cox Communications, Inc.
	$903,000	3.15%, 08/15/2024(2)	$944,645
	250,000	4.80%, 02/01/2035(2)	291,347
		Discovery Communications LLC
	230,000	2.80%, 06/15/2020	230,615
	310,000	3.95%, 06/15/2025	334,466
	500,000	6.35%, 06/01/2040	663,216
		DISH DBS Corp.
	230,000	5.88%, 07/15/2022	241,500
	60,000	6.75%, 06/01/2021	62,925
	75,000	TEGNA, Inc. 5.50%, 09/15/2024(2)	77,250
	145,000	ViacomCBS, Inc. 4.25%, 09/01/2023	156,147
	200,000	Videotron Ltd. 5.38%, 06/15/2024(2)	216,000

			8,506,972

		Mining - 0.2%
		Anglo American Capital plc
	400,000	4.50%, 03/15/2028(2)	439,748
	745,000	4.75%, 04/10/2027(2)	828,839
	55,000	Kaiser Aluminum Corp. 4.63%, 03/01/2028(2)	56,100

			1,324,687

		Miscellaneous Manufacturing - 0.0%
	280,000	Ingersoll-Rand Global Holding Co., Ltd. 2.90%, 02/21/2021	283,108

		Office/Business Equipment - 0.0%
	120,000	CDW LLC / CDW Finance Corp. 4.25%, 04/01/2028	124,950

		Oil & Gas - 0.9%
		Canadian Natural Resources Ltd.
CAD	310,000	2.05%, 06/01/2020	234,433
	225,000	2.89%, 08/14/2020	170,902
		Hess Corp.
	$460,000	7.13%, 03/15/2033	593,668
	250,000	7.30%, 08/15/2031	326,618
		Occidental Petroleum Corp.
	100,000	2.85%, 02/08/2021, 3 mo. USD LIBOR + 0.950%(4)	100,726
	150,000	4.50%, 07/15/2044	154,245
		Petroleos Mexicanos
	760,000	5.95%, 01/28/2031(2)	771,210
	220,000	6.75%, 09/21/2047	222,640
	1,405,000	6.84%, 01/23/2030(2)	1,522,317
	110,000	7.69%, 01/23/2050(2)	120,846
	425,000	QEP Resources, Inc. 5.25%, 05/01/2023	408,000
	260,000	Saudi Arabian Oil Co. 2.88%, 04/16/2024(2)	267,140
	220,000	SM Energy Co. 6.13%, 11/15/2022	217,800
	600,000	Tullow Oil plc 7.00%, 03/01/2025(2)(9)	485,262
	30,000	Valero Energy Corp. 4.35%, 06/01/2028	33,348
	365,000	WPX Energy, Inc. 5.25%, 09/15/2024	382,338

			6,011,493

		Packaging & Containers - 0.1%
		Owens-Brockway Glass Container, Inc.
	80,000	5.38%, 01/15/2025(2)	85,100
	430,000	5.88%, 08/15/2023(2)	460,100
	220,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(2)	224,512

			769,712

		Pharmaceuticals - 1.6%
		AbbVie, Inc.
	805,000	2.95%, 11/21/2026(2)	831,459
	1,365,000	3.20%, 11/21/2029(2)	1,417,532
	790,000	4.25%, 11/21/2049(2)	858,599

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Pharmaceuticals - 1.6% - (continued)
	$320,000	Allergan Finance LLC 4.63%, 10/01/2042	$357,396
	205,000	Bausch Health Cos., Inc. 7.00%, 03/15/2024(2)	212,524
	165,000	Baxalta, Inc. 3.60%, 06/23/2022	170,396
	705,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(2)	777,701
	380,000	Bristol-Myers Squibb Co. 3.40%, 07/26/2029(2)	416,373
		Cigna Corp.
	65,000	3.88%, 10/15/2047(2)	68,212
	1,535,000	4.38%, 10/15/2028	1,730,671
		CVS Health Corp.
	370,000	4.10%, 03/25/2025	402,347
	895,000	5.05%, 03/25/2048	1,084,867
	15,000	5.13%, 07/20/2045	18,083
	95,000	Express Scripts Holding Co. 2.66%, 11/30/2020, 3 mo. USD LIBOR + 0.750%(4)	95,021
	630,000	GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	686,536
	190,000	Mylan, Inc. 4.55%, 04/15/2028	209,757
	330,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	332,919
	835,000	Teva Pharmaceutical Finance Netherlands B.V. 3.15%, 10/01/2026	712,840

			10,383,233

		Pipelines - 1.3%
	20,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029(2)	20,350
	180,000	DCP Midstream Operating L.P. 3.88%, 03/15/2023	183,600
CAD	260,000	Enbridge, Inc. 4.53%, 03/09/2020	197,058
		Energy Transfer Operating L.P.
	$290,000	3.75%, 05/15/2030	295,684
	260,000	4.50%, 04/15/2024	279,586
	390,000	4.95%, 06/15/2028	433,478
	105,000	5.00%, 05/15/2050	108,143
	160,000	5.15%, 03/15/2045	166,099
	495,000	5.25%, 04/15/2029	560,677
	135,000	5.50%, 06/01/2027	155,033
	870,000	6.13%, 12/15/2045	1,005,687
	105,000	6.25%, 04/15/2049	124,489
	262,000	EQM Midstream Partners L.P. 4.13%, 12/01/2026	236,311
		MPLX L.P.
	70,000	2.79%, 09/09/2021, 3 mo. USD LIBOR + 0.900%(4)	70,257
	365,000	4.25%, 12/01/2027(2)	389,807
	100,000	4.70%, 04/15/2048	102,808
	360,000	5.20%, 03/01/2047	397,750
	80,000	5.20%, 12/01/2047(2)	86,345
	80,000	5.50%, 02/15/2049	91,498
	240,000	ONEOK, Inc. 3.40%, 09/01/2029	245,468
	195,000	Phillips 66 Partners L.P. 3.15%, 12/15/2029	196,978
		Rockies Express Pipeline LLC
	415,000	3.60%, 05/15/2025(2)	417,942
	415,000	4.80%, 05/15/2030(2)	407,904
	190,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	203,372
	280,000	Sunoco Logistics Partners Operations L.P. 4.00%, 10/01/2027	293,492
		Texas Eastern Transmission L.P.
	175,000	2.80%, 10/15/2022(2)	177,715
	70,000	3.50%, 01/15/2028(2)	73,224
		TransCanada PipeLines Ltd.
	505,000	4.63%, 03/01/2034	593,748
	100,000	4.75%, 05/15/2038	116,904
	15,000	6.10%, 06/01/2040	20,090
	155,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	172,590

The accompanying notes are an integral part of these financial statements.

32

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Pipelines - 1.3% - (continued)
CAD	115,000	Westcoast Energy, Inc. 4.57%, 07/02/2020	$87,866
		Western Midstream Operating L.P.
	$205,000	4.05%, 02/01/2030	204,339
	110,000	4.75%, 08/15/2028	112,915
	245,000	5.50%, 08/15/2048	223,499
		Williams Cos., Inc.
	24,000	4.90%, 01/15/2045	25,543
	85,000	5.80%, 11/15/2043	101,156
	116,000	6.30%, 04/15/2040	144,350

			8,723,755

		Real Estate Investment Trusts - 0.2%
	370,000	American Tower Corp. 2.40%, 03/15/2025	374,853
	205,000	Equinix, Inc. 5.88%, 01/15/2026	217,526
	675,000	SBA Tower Trust 2.84%, 01/15/2025(2)	698,668
	70,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(2)	71,843

			1,362,890

		Retail - 0.4%
		Alimentation Couche-Tard, Inc.
	130,000	2.95%, 01/25/2030(2)	131,436
	300,000	3.80%, 01/25/2050(2)	301,649
		Lowe’s Cos., Inc.
	865,000	3.38%, 09/15/2025	928,494
	75,000	3.70%, 04/15/2046	79,672
	455,000	McDonald’s Corp. 3.35%, 04/01/2023	476,657
CAD	889,000	Nissan Canada, Inc. 1.75%, 04/09/2020	671,931
	$80,000	United Rentals North America, Inc. 4.88%, 01/15/2028	83,400

			2,673,239

		Semiconductors - 0.5%
	955,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	1,007,769
	970,000	Broadcom, Inc. 4.75%, 04/15/2029(2)	1,087,001
	270,000	Intel Corp. 4.10%, 05/19/2046	325,724
	865,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024(2)	951,735

			3,372,229

		Software - 0.6%
	155,000	Fidelity National Information Services, Inc. 4.25%, 05/15/2028	177,157
	490,000	Fiserv, Inc. 3.20%, 07/01/2026	517,324
	330,000	IQVIA, Inc. 5.00%, 05/15/2027(2)	348,163
		Microsoft Corp.
	380,000	3.30%, 02/06/2027	416,003
	240,000	3.70%, 08/08/2046	282,378
	160,000	3.95%, 08/08/2056	197,972
		MSCI, Inc.
	705,000	5.38%, 05/15/2027(2)	764,044
	175,000	5.75%, 08/15/2025(2)	182,604
	330,000	Open Text Corp. 5.88%, 06/01/2026(2)	348,563
	250,000	Oracle Corp. 4.00%, 11/15/2047	293,013
	240,000	Western Digital Corp. 4.75%, 02/15/2026	256,200

			3,783,421

		Telecommunications - 1.9%
		AT&T, Inc.
	30,000	2.66%, 06/01/2021, 3 mo. USD LIBOR + 0.750%(4)	30,210
	615,000	2.80%, 02/17/2021	621,047
	615,000	2.95%, 07/15/2026	640,772
CAD	485,000	3.83%, 11/25/2020	372,077
	$10,000	4.25%, 03/01/2027	11,145
	1,210,000	4.30%, 02/15/2030	1,368,613

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 29.0% - (continued)
		Telecommunications - 1.9% - (continued)
	$355,000	4.35%, 03/01/2029	$400,420
	190,000	4.35%, 06/15/2045	210,151
	265,000	4.75%, 05/15/2046	306,819
		Nokia Oyj
	140,000	4.38%, 06/12/2027	147,700
	60,000	6.63%, 05/15/2039	72,900
	1,330,000	SoftBank Group Corp. 6.00%, 07/19/2023, (6.00% fixed rate until 07/19/2023; 5 year USD ICE Swap + 4.226% thereafter)(6)(7)(8)	1,291,762
	300,000	Sprint Corp. 7.13%, 06/15/2024	309,855
	740,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	806,600
	160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	179,833
	900,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(2)	961,456
		Telefonica Emisiones S.A.
	340,000	4.90%, 03/06/2048	400,486
	325,000	5.21%, 03/08/2047	397,847
	220,000	5.52%, 03/01/2049	283,972
	45,000	7.05%, 06/20/2036	64,594
		Verizon Communications, Inc.
	275,000	3.88%, 02/08/2029	309,846
	1,210,000	4.50%, 08/10/2033	1,455,910
	1,185,000	4.81%, 03/15/2039	1,488,373
	240,000	5.01%, 08/21/2054	325,401
	230,000	Vodafone Group plc 4.25%, 09/17/2050	249,902

			12,707,691

		Transportation - 0.4%
		CSX Corp.
	300,000	2.40%, 02/15/2030	300,264
	515,000	3.25%, 06/01/2027	552,903
	115,000	3.35%, 09/15/2049	118,628
	125,000	4.30%, 03/01/2048	148,169
	60,000	4.50%, 03/15/2049	73,777
	125,000	Norfolk Southern Corp. 3.40%, 11/01/2049	130,703
		Union Pacific Corp.
	40,000	3.84%, 03/20/2060(2)	42,609
	860,000	4.38%, 09/10/2038	1,015,177

			2,382,230

		Water - 0.0%
	260,000	American Water Capital Corp. 4.15%, 06/01/2049	309,082

		Total Corporate Bonds (cost $177,814,164)	$192,463,265

FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
		Argentina - 0.0%
EUR	420,000	Argentine Republic Government International Bond 5.25%, 01/15/2028(6)	193,741

		Canada - 0.2%
CAD	50,000	City of Quebec Canada 2.00%, 07/07/2020	37,827
		Ontario Hydro Corp. Coupon Strip
	520,000	0.00%, 08/06/2020(10)	389,598
	100,000	0.00%, 11/26/2020(10)	74,497
	100,000	Ontario T-Bill 1.72%, 03/25/2020(11)	75,420
	200,000	Province of Manitoba Canada T-Bill 1.42%, 02/12/2020(11)	151,140
	405,000	Province of Ontario Generic Coupon Strip 0.00%, 09/08/2020(10)	302,922

			1,031,404

		Chile - 0.1%
	$720,000	Chile Government International Bond 2.55%, 01/27/2032	730,800

The accompanying notes are an integral part of these financial statements.

33

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.1% - (continued)
		Dominican Republic - 0.2%
	$1,335,000	Dominican Republic International Bond 6.40%, 06/05/2049(2)	$1,438,463

		Egypt - 0.0%
	200,000	Egypt Government International Bond 8.50%, 01/31/2047(6)	228,598

		Ghana - 0.1%
	600,000	Ghana Government International Bond 7.63%, 05/16/2029(6)	611,364

		Hungary - 0.0%
	200,000	Hungary Government International Bond 6.38%, 03/29/2021	210,528

		Italy - 0.2%
		Italy Buoni Ordinari del Tesoro BOT
EUR	220,000	0.00%, 02/28/2020(6)(10)	243,876
	630,000	0.00%, 05/14/2020(6)(10)	698,886
	70,000	Italy Certificati di Credito del Tesoro 0.01%, 11/27/2020(10)	77,760

			1,020,522

		Japan - 2.4%
		Japan Treasury Discount Bill
JPY	196,750,000	0.00%, 02/03/2020(10)	1,815,303
	13,250,000	0.10%, 03/30/2020(11)	122,272
	16,400,000	0.10%, 04/06/2020(11)	151,345
	59,900,000	0.11%, 03/16/2020(11)	552,733
	21,850,000	0.11%, 04/13/2020(11)	201,645
	50,350,000	0.12%, 03/23/2020(11)	464,621
	26,600,000	0.12%, 04/27/2020(11)	245,496
	196,700,000	0.12%, 05/07/2020(11)	1,815,438
	596,400,000	0.13%, 02/10/2020(11)	5,502,757
	265,950,000	0.13%, 02/17/2020(11)	2,453,867
	20,000,000	0.17%, 03/09/2020(11)	184,547
	67,850,000	0.18%, 03/02/2020(11)	626,062
	203,700,000	0.19%, 02/25/2020(11)	1,879,540
	20,000,000	0.27%, 03/10/2020(11)	184,548

			16,200,174

		Mongolia - 0.2%
	$1,109,000	Trade & Development Bank of Mongolia LLC 9.38%, 05/19/2020(6)	1,124,962

		Panama - 0.1%
	335,000	Panama Government International Bond 3.16%, 01/23/2030	353,760

		Romania - 0.5%
		Romanian Government International Bond
EUR	480,000	3.38%, 01/28/2050(2)	563,852
	265,000	3.88%, 10/29/2035(6)	349,471
	332,000	4.63%, 04/03/2049(2)	470,496
	1,024,000	4.63%, 04/03/2049(6)	1,451,167
	$290,000	6.13%, 01/22/2044(6)	386,465

			3,221,451

		Senegal - 0.1%
	590,000	Senegal Government International Bond 6.25%, 05/23/2033(6)	629,158

		South Korea - 0.1%
	300,000	Export-Import Bank of Korea 2.90%, 03/17/2021, 3 mo. USD LIBOR + 1.000%(4)(6)	302,139
		Korea Development Bank
	310,000	2.37%, 02/27/2020, 3 mo. USD LIBOR + 0.450%(4)	310,089
	200,000	2.44%, 03/12/2021, 3 mo. USD LIBOR + 0.550%(4)	200,422

			812,650

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 6.1% - (continued)
		Supranational - 1.7%
NZD	4,390,000	Asian Development Bank 3.00%, 01/17/2023	$2,969,813
		Inter-American Development Bank
CAD	4,000,000	1.70%, 10/10/2024	3,030,721
AUD	3,945,000	2.75%, 10/30/2025(6)	2,870,545
MXN	13,455,000	7.25%, 06/10/2021	703,770
CAD	2,010,000	International Finance Corp. 1.38%, 09/13/2024	1,501,082

			11,075,931

		Tunisia - 0.1%
		Banque Centrale de Tunisie International Bond
EUR	355,000	6.38%, 07/15/2026(2)	387,187
	390,000	6.75%, 10/31/2023(2)	446,245

			833,432

		United Arab Emirates - 0.1%
	$830,000	Abu Dhabi Government International Bond 3.13%, 09/30/2049(2)	829,484

		Uruguay - 0.0%
	65,000	Uruguay Government International Bond 4.98%, 04/20/2055	80,861

		Total Foreign Government Obligations (cost $40,384,592)	$40,627,283

MUNICIPAL BONDS - 1.0%
		Development - 0.1%
		California State, GO Taxable
	505,000	7.30%, 10/01/2039	807,414
	35,000	7.60%, 11/01/2040	60,900
	60,000	7.63%, 03/01/2040	100,952

			969,266

		Education - 0.2%
		Chicago, IL, Board of Education, GO
	270,000	6.04%, 12/01/2029	301,690
	220,000	6.14%, 12/01/2039	254,428
	380,000	6.32%, 11/01/2029	437,486

			993,604

		General - 0.3%
	1,530,000	Philadelphia Auth for Industrial Dev 6.55%, 10/15/2028	1,959,945

		General Obligation - 0.3%
		California State, GO Taxable
	40,000	7.35%, 11/01/2039	64,346
	30,000	7.55%, 04/01/2039	50,707
		State of Illinois, GO
	885,818	4.95%, 06/01/2023(9)	931,447
	120,000	5.00%, 01/01/2023	128,587
	180,000	5.56%, 02/01/2021	185,522
	250,000	6.88%, 07/01/2025	284,728

			1,645,337

		Utility - Electric - 0.1%
	477,000	Municipal Electric Auth, GA 6.64%, 04/01/2057	683,203

		Total Municipal Bonds (cost $5,857,310)	$6,251,355

SENIOR FLOATING RATE INTERESTS - 4.2%(12)
		Advertising - 0.0%
	284,288	Clear Channel Outdoor Holdings, Inc. 5.15%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	285,086

		Aerospace/Defense - 0.1%
	100,000	Maverick Purchaser Sub LLC 0.00%, 01/22/2027(13)	100,125
		TransDigm, Inc.
	148,489	4.15%, 06/09/2023, 1 mo. USD LIBOR + 2.500%	148,303

The accompanying notes are an integral part of these financial statements.

34

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
		Aerospace/Defense - 0.1% - (continued)
	$320,113	4.15%, 05/30/2025, 1 mo. USD LIBOR + 2.500%	$319,793

			568,221

		Airlines - 0.0%
	97,938	American Airlines, Inc. 3.43%, 10/12/2021, 1 mo. USD LIBOR + 2.000%	96,591
	150,000	Kestrel Bidco, Inc. 4.68%, 12/11/2026, 1 mo. USD LIBOR + 3.000%	150,834

			247,425

		Auto Manufacturers - 0.0%
	98,000	Navistar International Corp. 5.17%, 11/06/2024, 1 mo. USD LIBOR + 3.500%	98,073

		Auto Parts & Equipment - 0.1%
	134,325	Adient U.S. LLC 6.18%, 05/06/2024, 1 mo. USD LIBOR + 4.250%	134,382
	110,541	Altra Industrial Motion Corp. 3.65%, 10/01/2025, 1 mo. USD LIBOR + 2.000%	110,762
	234,413	Panther BF Aggregator L.P. 5.16%, 04/30/2026, 1 mo. USD LIBOR + 3.500%	235,760

			480,904

		Chemicals - 0.1%
	168,476	Cabot Microelectronics Corp. 3.69%, 11/17/2025, 1 mo. USD LIBOR + 2.000%	169,213
	183,153	Element Solutions, Inc. 3.65%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	183,783
	99,500	Hexion, Inc. 5.41%, 07/01/2026, 1 mo. USD LIBOR + 3.500%	100,122
	98,750	LTI Holdings, Inc. 5.15%, 09/06/2025, 1 mo. USD LIBOR + 3.500%	90,542
	217,610	Starfruit Finco B.V. 4.70%, 10/01/2025, 1 mo. USD LIBOR + 3.250%	217,338
	100,000	Univar, Inc. 3.65%, 07/01/2026	100,354

			861,352

		Coal - 0.0%
	126,657	Foresight Energy LLC 7.66%, 03/28/2022, 3 mo. USD LIBOR + 5.750%	42,970

		Commercial Services - 0.4%
	113,636	Allied Universal Holdco LLC 5.90%, 07/10/2026, 3 mo. USD LIBOR + 4.250%	114,157
	346,482	Blackhawk Network Holdings, Inc. 4.65%, 06/15/2025, 1 mo. USD LIBOR + 3.000%	346,420
	395,980	BrightView Landscapes LLC 4.19%, 08/15/2025, 1 mo. USD LIBOR + 2.500%	397,219
	200,000	Dun & Bradstreet Corp. 6.66%, 02/06/2026, 1 mo. USD LIBOR + 5.000%	201,050
	68,707	Garda World Security Corp. 6.66%, 10/30/2026, 1 mo. USD LIBOR + 4.750%	69,093
EUR	115,000	LGC Group Holdings Ltd. 0.00%, 01/22/2027(13)	127,730
	$250,000	Quikrete Holdings, Inc. 4.15%, 02/01/2027, 1 mo. USD LIBOR + 2.750%	250,000
	197,468	Tempo Acquisition LLC 4.40%, 05/01/2024, 1 mo. USD LIBOR + 3.000%	197,901
	240,958	Trans Union LLC 3.40%, 11/16/2026	241,691
EUR	200,000	Verisure Holding AB 3.50%, 10/21/2022, 3 mo. EURIBOR + 3.500%	222,832
	$219,754	Weight Watchers International, Inc. 6.72%, 11/29/2024, 3 mo. USD LIBOR + 4.750%	219,618

			2,387,711

		Construction Materials - 0.1%
	207,900	Brookfield WEC Holdings, Inc. 4.65%, 08/01/2025	208,224

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
		Construction Materials - 0.1% - (continued)
	$365,363	NCI Building Systems, Inc. 5.43%, 04/12/2025, 3 mo. USD LIBOR + 3.750%	$363,767

			571,991

		Distribution/Wholesale - 0.1%
	272,318	American Builders & Contractors Supply Co., Inc. 3.65%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	272,486
	370,538	Beacon Roofing Supply, Inc. 3.90%, 01/02/2025, 1 mo. USD LIBOR + 2.250%	370,538

			643,024

		Diversified Financial Services - 0.2%
	424,721	AlixPartners LLP 4.15%, 04/04/2024, 3 mo. USD LIBOR + 2.750%	424,457
	287,729	Crown Finance U.S., Inc. 3.90%, 02/28/2025, 1 mo. USD LIBOR + 2.250%	284,851
	188,100	Financial & Risk U.S. Holdings, Inc. 4.90%, 10/01/2025, 1 mo. USD LIBOR + 3.750%	189,847
	99,486	UFC Holdings LLC 4.90%, 04/29/2026, 1 mo. USD LIBOR + 3.250%	99,719
	102,218	Victory Capital Holdings, Inc. 4.10%, 07/01/2026	102,832

			1,101,706

		Electronics - 0.0%
	145,000	Pitney Bowes, Inc. 0.00%, 01/17/2025, 1 mo. USD LIBOR + 4.000%(13)	144,094

		Energy - Alternate Sources - 0.0%
	296,241	BCP Renaissance Parent LLC 5.45%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	267,727

		Engineering & Construction - 0.0%
	249,905	Brand Energy & Infrastructure Services, Inc. 6.09%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	249,488

		Food - 0.1%
		Froneri International plc
EUR	120,000	0.00%, 01/29/2027(13)	133,140
	$160,000	0.00%, 01/31/2027(13)	160,400
	175,000	Hostess Brands LLC 4.07%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	175,054
	128,367	IRB Holding Corp. 5.14%, 02/05/2025, 1 mo. USD LIBOR + 3.250%	128,544
	124,688	U.S. Foods, Inc. 3.65%, 09/13/2026, 1 mo. USD LIBOR + 2.000%	125,084

			722,222

		Food Service - 0.0%
	275,000	Aramark Services, Inc. 3.40%, 03/11/2025, 3 mo. USD LIBOR + 1.750%	275,756

		Gas - 0.1%
	297,750	Messer Industries GmbH 4.45%, 03/01/2026, 1 mo. USD LIBOR + 2.500%	297,750

		Healthcare - Products - 0.1%
	90,178	Avantor, Inc. 3.90%, 11/21/2024, 3 mo. USD LIBOR +3.000%	90,667
EUR	100,000	Grifols S.A. 2.25%, 11/15/2027	111,619
	$200,205	Parexel International Corp. 4.40%, 09/27/2024, 1 mo. USD LIBOR + 2.750%	197,077

			399,363

		Healthcare - Services - 0.3%
	99,750	Emerald TopCo, Inc. 5.15%, 07/24/2026, 1 mo. USD LIBOR + 3.500%	100,093
	297,000	Envision Healthcare Corp. 5.40%, 10/10/2025, 1 mo. USD LIBOR + 3.750%	249,088

The accompanying notes are an integral part of these financial statements.

35

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
	Healthcare - Services - 0.3% - (continued)
$255,979	Jaguar Holding Co. 4.15%, 08/18/2022, 3 mo. USD LIBOR + 2.500%	$255,731
	MED ParentCo L.P.
22,884	4.60%, 08/31/2026, 1 mo. USD LIBOR + 4.250%(14)	22,907
91,462	5.90%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	91,558
361,952	MPH Acquisition Holdings LLC 4.70%, 06/07/2023, 3 mo. USD LIBOR + 2.750%	355,347
130,313	Syneos Health, Inc. 3.65%, 08/01/2024, 1 mo. USD LIBOR + 2.000%	130,639
267,300	Universal Health Services, Inc. 3.40%, 10/31/2025, 1 mo. USD LIBOR + 1.750%	269,083
400,000	Zelis Healthcare Corp. 6.40%, 09/30/2026, 1 mo. USD LIBOR + 4.750%	402,752

		1,877,198

	Household Products - 0.1%
276,151	Diamond (BC) B.V. 4.78%, 09/06/2024, 2 mo. USD LIBOR + 3.000%	267,867
120,000	Reynolds Consumer Products, Inc. 0.00%, 01/29/2027(13)	120,500

		388,367

	Insurance - 0.3%
	Asurion LLC
397,935	4.65%, 08/04/2022, 1 mo. USD LIBOR + 3.000%	398,532
304,000	8.15%, 08/04/2025, 1 mo. USD LIBOR + 6.500%	308,511
370,301	Hub International Ltd. 4.55%, 04/25/2025, 2 mo. USD LIBOR + 3.000%	369,168
	Sedgwick Claims Management Services, Inc.
425,700	4.90%, 12/31/2025, 1 mo. USD LIBOR + 3.250%	425,547
199,000	5.65%, 09/03/2026, 1 mo. USD LIBOR + 4.000%	200,120

		1,701,878

	IT Services - 0.0%
100,000	Sophos Group plc 0.00%, 01/15/2027(13)	100,063

	Leisure Time - 0.1%
276,151	Caesars Resort Collection LLC 4.40%, 12/23/2024, 1 mo. USD LIBOR + 2.750%	275,867
425,000	Delta (LUX) S.a.r.l. 4.15%, 02/01/2024, 1 mo. USD LIBOR + 2.500%	424,205
247,500	Penn National Gaming, Inc. 3.90%, 10/15/2025, 3 mo. USD LIBOR + 2.250%	248,324

		948,396

	Lodging - 0.2%
237,720	Boyd Gaming Corp. 3.81%, 09/15/2023, 1 week USD LIBOR + 2.250%	238,241
351,494	Caesars Entertainment Operating Co. 3.65%, 10/07/2024, 1 mo. USD LIBOR + 2.000%	351,740
114,033	Hilton Worldwide Finance LLC 3.41%, 06/22/2026, 1 mo. USD LIBOR + 1.750%	114,432
	Station Casinos LLC
175,000	0.00%, 01/31/2027	175,000
197,931	4.15%, 06/08/2023, 1 mo. USD LIBOR + 2.500%	197,881

		1,077,294

	Media - 0.5%
148,106	Altice France S.A. 5.36%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	147,366
147,744	AVSC Holding Corp. 4.99%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	147,006

Shares or Principal Amount		Market Value†

SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
	Media - 0.5% - (continued)
$384,138	Charter Communications Operating LLC 3.40%, 02/01/2027, 3 mo. USD LIBOR + 1.750%	$385,509
347,362	CSC Holdings LLC 4.18%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	348,123
237,900	Gray Television, Inc. 4.28%, 01/02/2026, 1 mo. ICE LIBOR + 2.500%	238,792
500,000	Houghton Mifflin Harcourt Publishing Co. 7.91%, 11/22/2024	501,665
325,452	ION Media Networks, Inc. 4.69%, 12/18/2024, 1 mo. USD LIBOR + 3.000%	325,722
296,977	MTN Infrastructure TopCo, Inc. 4.65%, 11/15/2024, 1 mo. USD LIBOR + 3.000%	297,102
164,588	Nexstar Broadcasting, Inc. 4.53%, 09/18/2026, 1 mo. USD LIBOR + 2.750%	165,246
245,000	Terrier Media Buyer, Inc. 6.15%, 12/17/2026	246,776
242,616	Web.com Group, Inc. 5.41%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	242,226
99,736	William Morris Endeavor Entertainment LLC 4.40%, 05/18/2025, 1 mo. USD LIBOR + 2.750%	99,212
150,000	Ziggo Financing Partnership 0.00%, 04/30/2028(13)	149,812

		3,294,557

	Metal Fabricate/Hardware - 0.0%
107,759	Rexnord LLC 3.41%, 08/21/2024, 1 mo. USD LIBOR + 1.750%	108,163

	Miscellaneous Manufacturing - 0.0%
296,463	USI, Inc. 4.95%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	295,203

	Oil & Gas - 0.0%
75,000	California Resources Corp. 6.40%, 12/31/2022, 1 mo. USD LIBOR + 4.750%	67,664

	Oil & Gas Services - 0.0%
109,450	Lower Cadence Holdings LLC 5.65%, 05/22/2026, 1 mo. USD LIBOR + 4.000%	106,646

	Packaging & Containers - 0.2%
	Berry Global, Inc.
275,000	3.68%, 10/01/2022, 3 mo. USD LIBOR + 2.000%	276,004
159,200	3.78%, 07/01/2026	159,781
250,937	Flex Acquisition Co., Inc. 4.91%, 12/29/2023, 3 mo. USD LIBOR + 3.000%	247,592
320,051	Reynolds Group Holdings, Inc. 4.40%, 02/05/2023, 1 mo. USD LIBOR + 2.750%	320,307

		1,003,684

	Pharmaceuticals - 0.2%
	Bausch Health Companies, Inc.
195,500	4.42%, 11/27/2025, 1 mo. USD LIBOR + 2.750%	196,071
113,016	4.67%, 06/02/2025, 1 mo. USD LIBOR + 3.000%	113,411
99,250	Catalent Pharma Solutions, Inc. 3.90%, 05/18/2026, 1 mo. USD LIBOR + 2.250%	99,622
246,835	Endo Luxembourg Finance Co., S.a r.l. 5.94%, 04/29/2024, 1 mo. USD LIBOR + 4.250%	237,579
200,000	IQVIA, Inc. 3.70%, 03/07/2024, 3 mo. USD LIBOR + 2.000%	200,792
177,750	NVA Holdings, Inc. 6.50%, 02/02/2025, 3 mo. USD LIBOR + 2.750%	177,528
330,000	Sunshine Luxembourg S.a.r.l. 6.20%, 10/01/2026, 1 mo. USD LIBOR + 4.250%	331,192

		1,356,195

The accompanying notes are an integral part of these financial statements.

36

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
	Real Estate - 0.0%
$130,000	VICI Properties LLC 3.41%, 12/20/2024, 1 mo. USD LIBOR + 2.000%	$130,017

	Retail - 0.2%
250,233	B.C. Unlimited Liability Co. 3.40%, 11/19/2026	249,795
266,591	Bass Pro Group LLC 6.65%, 09/25/2024, 1 mo. USD LIBOR + 5.000%	265,370
198,000	Belron Finance U.S. LLC 4.15%, 11/13/2025, 1 mo. USD LIBOR + 2.250%	198,247
193,843	Harbor Freight Tools USA, Inc. 4.15%, 08/18/2023, 1 mo. USD LIBOR + 2.500%	192,165
228,198	Staples, Inc. 6.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	223,863
226,731	U.S. Foods, Inc. 3.40%, 06/27/2023, 1 mo. USD LIBOR + 2.000%	227,155

		1,356,595

	Semiconductors - 0.0%
127,142	Microchip Technology, Inc. 3.65%, 05/29/2025, 1 mo. USD LIBOR + 2.000%	127,433

	Software - 0.4%
100,000	AI Convoy (Luxembourg) S.a.r.l. 0.00%, 01/29/2027(13)	100,000
177,353	Change Healthcare Holdings LLC 4.15%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	177,324
190,000	DCert Buyer, Inc. 5.65%, 10/16/2026, 1 mo. USD LIBOR + 4.000%	190,080
223,702	Go Daddy Operating Co. LLC 3.40%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	223,981
320,125	Hyland Software, Inc. 5.15%, 07/01/2024, 1 mo. USD LIBOR + 3.250%	321,274
99,401	Infor U.S., Inc. 4.70%, 02/01/2022, 1 mo. USD LIBOR + 2.750%	99,464
34,170	MA FinanceCo. LLC 4.15%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	33,923
265,000	Playtika Holding Corp. 7.65%, 12/10/2024	267,507
230,754	Seattle Spinco, Inc. 4.15%, 06/21/2024, 1 mo. USD LIBOR + 2.500%	229,081
50,766	SS&C Technologies Holdings Europe S.a.r.l. 3.90%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	50,756
169,880	SS&C Technologies, Inc. 3.40%, 04/16/2025, 1 mo. USD LIBOR + 2.250%	169,765
170,000	Telenet Financing USD LLC 0.00%, 04/24/2028(13)	169,522
99,750	Ultimate Software Group, Inc. 5.40%, 05/04/2026, 1 mo. USD LIBOR + 3.750%	100,108
271,541	WEX, Inc. 3.90%, 05/15/2026, 1 mo. USD LIBOR + 2.250%	272,391

		2,405,176

	Telecommunications - 0.2%
210,000	CenturyLink, Inc. 0.00%, 03/15/2027(13)	209,672
100,000	Liberty Latin America Ltd. 6.68%, 10/22/2026, 1 mo. USD LIBOR + 5.000%	101,125
505,943	Sprint Communications, Inc. 4.19%, 02/02/2024, 1 mo. USD LIBOR + 2.500%	494,559
189,138	Univision Communications, Inc. 4.40%, 03/15/2024, 1 mo. USD LIBOR + 2.750%	186,751

		992,107

	Textiles - 0.0%
247,500	ASP Unifrax Holdings, Inc. 5.70%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	231,979

	Transportation - 0.1%
76,486	B.C. Unlimited Liability Co. 5.95%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	76,805

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.2%(12) - (continued)
	Transportation - 0.1% - (continued)
$142,264	Dynasty Acquisition Co., Inc. 5.95%, 04/06/2026, 1 mo. USD LIBOR + 4.000%	$142,858
373,752	Savage Enterprises LLC 5.67%, 08/01/2025, 1 mo. USD LIBOR + 4.000%	377,411

		597,074

	Total Senior Floating Rate Interests (cost $27,843,196)	$27,810,552

U.S. GOVERNMENT AGENCIES - 48.4%
	Mortgage-Backed Agencies - 48.4%
	FHLMC - 8.3%
3,118,295	0.64%, 01/25/2034(1)(3)	$164,613
675,868	1.75%, 10/15/2042	670,503
59,701	2.11%, 07/25/2030, 1 mo. USD LIBOR + 0.450%(4)	59,654
484,181	2.41%, 03/25/2030, 1 mo. USD LIBOR + 0.750%(4)	484,419
122,625	2.86%, 10/25/2029, 1 mo. USD LIBOR + 1.200%(4)	123,041
761,085	2.96%, 03/25/2029, 1 mo. USD LIBOR + 1.300%(4)	762,641
8,957	3.00%, 05/15/2041	9,356
270,858	3.00%, 07/01/2047	279,761
889,803	3.00%, 01/01/2048	915,428
6,517,353	3.00%, 07/01/2048	6,693,876
20,734,708	3.00%, 01/01/2050	21,206,491
585,000	3.46%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(4)	588,898
1,680,674	3.50%, 05/15/2034(1)	171,333
2,170,435	3.50%, 10/15/2042	2,308,196
584,591	3.50%, 01/01/2048	608,835
22,457	3.50%, 03/01/2048	23,530
789,099	3.50%, 06/01/2048	819,350
650,000	3.51%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(2)(4)	652,848
945,000	3.71%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(2)(4)	953,024
869,981	3.86%, 02/25/2024, 1 mo. USD LIBOR + 2.200%(4)	879,512
278,408	4.00%, 11/15/2040	310,075
1,067,723	4.00%, 08/01/2048	1,123,797
1,677,550	4.00%, 12/01/2048	1,752,913
3,233,063	4.00%, 12/01/2049	3,412,375
1,575,000	4.01%, 02/25/2049, 1 mo. USD LIBOR + 2.350%(2)(4)	1,595,583
297,477	4.11%, 03/25/2049, 1 mo. USD LIBOR + 2.450%(2)(4)	301,834
534,885	4.56%, 07/25/2028, 1 mo. USD LIBOR + 2.900%(4)	537,001
1,220,138	5.00%, 09/01/2031	1,307,268
348,593	5.00%, 02/15/2048(1)	67,567
211,004	5.00%, 09/01/2048	226,235
176,256	5.00%, 10/01/2048	188,999
176,743	5.00%, 12/01/2048	189,300
148,884	5.00%, 02/01/2049	159,470
20,606	5.50%, 02/01/2029	22,171
699,687	5.50%, 07/15/2034(1)	151,920
22,150	5.50%, 03/01/2035	24,985
21,174	5.50%, 12/01/2038	22,757
887,036	5.50%, 06/15/2046(1)	191,743
809,929	5.50%, 10/15/2046(1)	175,472
1,594,224	5.50%, 02/01/2049	1,716,446
271,952	5.50%, 03/01/2049	292,989
1,186,928	5.91%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(4)	1,287,029

The accompanying notes are an integral part of these financial statements.

37

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 48.4% - (continued)
	Mortgage-Backed Agencies - 48.4% - (continued)
	FHLMC - 8.3% - (continued)
$525,000	6.81%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(4)	$579,686
800,000	7.21%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(4)	887,372

		54,900,296

	FNMA – 6.5%
2,675,002	0.35%, 01/25/2030(1)(3)	69,131
6,843,670	1.33%, 06/25/2034(1)(3)	875,721
3,369,086	1.57%, 05/25/2029(1)(3)	353,467
7,925	2.00%, 09/25/2041	7,957
15,700	2.00%, 12/25/2041	15,751
938,604	2.00%, 03/25/2044	940,666
999,403	2.00%, 05/25/2044	1,003,308
15,098	2.50%, 12/25/2041	15,368
18,595	2.50%, 03/25/2046	18,971
370,000	2.88%, 11/01/2027	396,537
255,000	3.00%, 07/01/2027	274,954
330,000	3.00%, 12/01/2029	358,465
1,063,580	3.00%, 08/25/2042	1,100,572
1,407,828	3.00%, 11/25/2042	1,466,671
21,067	3.00%, 02/25/2043	21,634
138,536	3.00%, 01/25/2046	144,543
2,203,067	3.00%, 02/25/2047	2,300,362
195,681	3.00%, 05/25/2047	201,434
1,430,019	3.00%, 09/25/2047	1,482,395
826,160	3.00%, 06/25/2048	857,441
1,218,061	3.00%, 08/25/2049	1,266,560
55,796	3.00%, 12/25/2054	57,561
200,000	3.10%, 02/01/2027	215,130
504,444	3.10%, 12/01/2027	543,959
345,000	3.16%, 08/01/2027	375,188
600,000	3.18%, 02/01/2027	649,792
329,480	3.22%, 07/01/2032	359,810
1,352,213	3.50%, 06/25/2033(1)	119,499
1,281,976	3.50%, 08/25/2033(1)	161,524
1,210,564	3.50%, 04/25/2034(1)	102,242
9,399	3.50%, 05/25/2042	9,898
534,954	3.50%, 07/25/2044	562,754
20,394	3.50%, 03/25/2045	20,913
1,554,658	3.50%, 01/01/2048	1,619,726
162,730	3.50%, 02/25/2048	170,037
349,401	3.50%, 06/01/2048	362,651
656,592	3.50%, 03/25/2049	685,558
1,274,170	3.50%, 04/25/2049	1,351,531
1,262,762	3.50%, 05/25/2053	1,329,961
717,115	3.50%, 07/25/2054	745,218
1,458,848	3.50%, 05/01/2056	1,543,819
645,944	3.50%, 05/25/2056	683,367
418,213	3.50%, 10/25/2056	442,703
1,404,740	3.50%, 11/25/2057	1,487,015
2,171,307	3.50%, 05/01/2058	2,293,504
185,077	4.00%, 08/01/2038	198,337
948,149	4.00%, 06/01/2041	1,014,043
2,474,035	4.00%, 10/01/2047	2,614,977
4,389,987	4.00%, 07/01/2048	4,596,411
2,437,841	4.00%, 02/01/2049	2,553,293
820,483	4.50%, 09/25/2048(1)	160,150
1,939,215	4.50%, 01/01/2051	2,126,157
706,274	5.00%, 06/25/2048(1)	139,342
792,400	5.50%, 08/25/2038(1)	170,794
741,344	5.50%, 04/25/2044(1)	157,975
559,872	6.50%, 03/25/2045(1)	150,806

		42,947,553

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 48.4% - (CONTINUED)
	Mortgage-Backed Agencies - 48.4% - (continued)
	GNMA - 16.1%
$369,522	1.75%, 09/20/2043	$369,155
754,407	2.00%, 01/20/2042	758,320
310,551	2.00%, 06/16/2042	312,670
292,530	2.50%, 05/20/2040	297,934
364,249	3.00%, 10/20/2047	373,531
8,500,000	3.00%, 01/20/2050	8,748,058
57,200,000	3.00%, 02/01/2050(15)	58,826,625
733,064	3.50%, 11/20/2042	770,961
588,637	3.50%, 03/20/2048	612,152
2,190,563	3.50%, 11/20/2049	2,269,875
10,471,000	3.50%, 02/01/2050(15)	10,801,491
4,304,000	3.50%, 03/01/2050(15)	4,435,810
773,214	4.00%, 09/20/2042(1)	101,531
590,170	4.00%, 12/20/2044(1)	95,008
4,668,635	4.00%, 07/20/2049	4,846,817
1,175,188	4.00%, 08/20/2049	1,224,261
5,224,000	4.00%, 02/01/2050(15)	5,414,186
1,578,345	4.50%, 06/16/2043(1)	324,646
1,317,654	4.50%, 12/16/2046	181,279
1,052,707	4.50%, 05/20/2048(1)	161,519
648,460	4.50%, 06/20/2048(1)	124,975
2,310,000	4.50%, 02/01/2050(15)	2,426,673
620,965	5.00%, 12/20/2043(1)	150,854
1,231,261	5.00%, 07/16/2044(1)	213,383
679,150	5.00%, 11/16/2046(1)	135,465
637,014	5.00%, 06/16/2047(1)	126,015
770,207	5.00%, 11/16/2047(1)	132,144
2,065,000	5.00%, 02/01/2050(15)	2,185,915
550,999	5.50%, 02/20/2044(1)	90,846
447,569	5.50%, 09/15/2045	495,889
620,319	5.50%, 09/20/2045(1)	142,178

		107,150,166

	UMBS – 17.5%
8,900,000	2.50%, 02/15/2035(15)	9,059,922
5,500,000	2.50%, 02/12/2050(15)	5,543,184
7,143,000	3.00%, 02/15/2035(15)	7,358,406
26,275,000	3.00%, 02/15/2050(15)	26,870,530
31,889,000	3.50%, 02/15/2050(15)	32,917,918
13,582,000	4.00%, 02/15/2050(15)	14,190,007
13,845,000	4.50%, 02/12/2050(15)	14,648,118
5,465,000	5.00%, 02/12/2050(15)	5,855,449

		116,443,534

	Total U.S. Government Agencies (cost $318,245,178)	$321,441,549

U.S. GOVERNMENT SECURITIES - 23.6%
	U.S. Treasury Securities - 23.6%
	U.S. Treasury Bonds - 11.3%
$1,053,481	1.00%, 02/15/2048(16)	$1,256,245
3,505,000	2.75%, 08/15/2047	4,046,495
700,000	3.00%, 02/15/2047	844,211
360,000	3.00%, 08/15/2048	436,978
2,530,000	3.13%, 02/15/2043	3,058,631
2,645,000	3.13%, 08/15/2044	3,210,575
6,000,000	3.13%, 05/15/2048	7,436,016
8,925,000	3.63%, 08/15/2043	11,654,446
23,825,000	3.63%, 02/15/2044(17)(18)	31,174,454
5,543,000	3.75%, 11/15/2043	7,379,552
3,475,000	5.50%, 08/15/2028	4,598,131

		75,095,734

The accompanying notes are an integral part of these financial statements.

38

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 23.6% - (continued)
		U.S. Treasury Securities - 23.6% - (continued)
		U.S. Treasury Notes - 12.3%
	$3,348,796	0.38%, 01/15/2027(16)	$3,472,458
	974,981	0.50%, 01/15/2028(16)	1,024,344
	4,427,384	0.63%, 01/15/2026(16)	4,639,645
	6,875,603	0.75%, 07/15/2028(16)	7,415,150
	3,050,857	0.88%, 01/15/2029(16)	3,325,456
	9,375,000	2.25%, 12/31/2023	9,708,252
	6,300,000	2.38%, 08/15/2024	6,589,652
	2,670,000	2.38%, 05/15/2029	2,869,937
	6,020,000	2.63%, 02/15/2029	6,590,724
	5,100,000	2.75%, 02/15/2028	5,596,254
	6,500,000	2.88%, 09/30/2023	6,860,801
	13,010,000	2.88%, 08/15/2028	14,457,871
	8,510,000	3.00%, 10/31/2025	9,268,587

			81,819,131

		Total U.S. Government Securities (cost $141,068,887)	$156,914,865

		Total Long-Term Investments (cost $820,157,529)	$856,460,612

SHORT-TERM INVESTMENTS - 2.2%
		Commercial Paper - 0.7%
	250,000	Bank of China Ltd. 1.99%, 02/28/2020(11)	249,620
		Bank of Nova Scotia
CAD	240,000	1.11%, 02/07/2020(11)	181,429
	135,000	1.78%, 03/02/2020(11)	101,922
	$300,000	BAT International Finance plc 1.66%, 03/04/2020(11)	299,510
	250,000	CNPC Finance 2.23%, 03/16/2020(11)	249,315
CAD	250,000	Enbridge Pipeline, Inc. 1.57%, 02/13/2020(11)	188,923
	$300,000	Enel Finance America 2.14%, 05/06/2020(11)	298,539
		ENI Finance USA, Inc.
	250,000	0.01%, 02/03/2020(11)	250,000
	250,000	1.62%, 02/14/2020(11)	249,845
	250,000	1.91%, 04/09/2020(11)	249,115
CAD	50,000	HSBC Bank Canada 1.85%, 04/15/2020(11)	37,664
		Intesa Funding LLC
	$400,000	2.03%, 03/02/2020(11)	399,312
	300,000	2.24%, 06/08/2020(11)	297,768
		Royal Bank of Canada
CAD	480,000	0.46%, 02/04/2020(11)	362,917
	500,000	0.79%, 02/05/2020(11)	378,017
	335,000	1.86%, 03/26/2020(11)	252,591
		TransCanada PipeLines Ltd.
	$250,000	1.71%, 02/18/2020(11)	249,790
	500,000	1.94%, 03/10/2020(11)	498,965

			4,795,242

		Foreign Government Obligations - 0.0%
CAD	100,000	Newfoundland T-Bill 1.70%, 04/16/2020(11)	75,339

		Other Investment Pools & Funds - 1.3%
	$8,561,779	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 1.49%(19)	8,561,779

		Securities Lending Collateral - 0.2%
	60,875	Citibank NA DDCA, 1.58%, 2/3/2020(19)	60,875
	284,013	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 1.50%(19)	284,013
	239,976	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 1.72%(19)	239,976
	87,283	JPMorgan Prime Money Market Fund, 1.69%(19)	87,283

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.2% - (continued)
	Securities Lending Collateral - 0.2% - (continued)
$229,110	Morgan Stanley Institutional Liquidity Funds, Prime Portfolio, Institutional Class, 1.71%(19)	$229,110
316,331	State Street Institutional Liquid Reserves Fund, Institutional Class, 1.71%(19)	316,331

		1,217,588

	Total Short-Term Investments (cost $14,669,716)	$14,649,948

Total Investments Excluding Purchased Options (cost $834,831,656)	131.2%	$871,110,560

Total Purchased Options (cost $570,302)	0.1%	$555,446

Total Investments (cost $835,397,547)	131.3%	$871,666,006
Other Assets & Liabilities	(31.3)%	(207,590,752)

Total Net Assets	100.0%	$664,075,254

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

See “Glossary” for abbreviation descriptions.

(1)	Securities disclosed are interest-only strips.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities was $114,153,066, representing 17.2% of net assets.

(3)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2020. Base lending rates may be subject to a floor or cap.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)

Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities was $17,245,927, representing 2.6% of net assets.

(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at January 31, 2020. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

The accompanying notes are an integral part of these financial statements.

39

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

(9)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

(10)	Security is a zero-coupon bond.

(11)	The rate shown represents current yield to maturity.

(12)

Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of January 31, 2020.

(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)

This security, or a portion of this security, has unfunded loan commitments. As of January 31, 2020, the aggregate value of the unfunded commitment was $22,907, which rounds to 0.0% of total net assets.

(15)	Represents or includes a TBA transaction.

(16)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(17)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of January 31, 2020, the market value of securities pledged was $2,747,801.

(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of January 31, 2020, the market value of securities pledged was $955,188.

(19)	Current yield as of period end.

OTC Swaption Contracts Outstanding at January 31, 2020
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Pay	08/02/27	USD	1,250,000	1,250,000	$309,125	$139,875	$169,250
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Pay	09/20/29	USD	310,000	310,000	55,831	50,685	5,146

Total Calls								$364,956	$190,560	$174,396

Puts
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	BOA	1.70%	Pay	11/23/20	USD	3,630,000	3,630,000	$48,243	$90,932	$(42,689)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 08/04/57*	HSBC	2.45%	Receive	08/02/27	USD	1,250,000	1,250,000	96,925	238,125	(141,200)
3 Month USD-LIBOR-BBA-Interest Rate Swap Expiring 09/24/59*	DEUT	1.85%	Receive	09/20/29	USD	310,000	310,000	$45,322	50,685	$(5,363)

Total Puts								$190,490	$379,742	$(189,252)

Total purchased swaption contracts								$555,446	$570,302	$(14,856)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at January 31, 2020
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	90	03/31/2020	$19,472,344	$70,116
U.S. Treasury Ultra Bond Future	14	03/20/2020	2,711,625	(3,963)

Total				$66,153

Short position contracts:
Euro-BUXL 30-Year Bond Future	3	03/06/2020	$701,158	$(25,270)
U.S. Treasury 5-Year Note Future	169	03/31/2020	20,334,133	(100,763)
U.S. Treasury 10-Year Note Future	2	03/20/2020	263,313	(347)
U.S. Treasury 10-Year Ultra Future	123	03/20/2020	17,915,719	(401,143)
U.S. Treasury Long Bond Future	80	03/20/2020	13,082,500	(334,160)

Total				$(861,683)

Total futures contracts				$(795,530)

The accompanying notes are an integral part of these financial statements.

40

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at January 31, 2020
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/ Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.12	MSC	USD	1,690,000	0.50%	08/17/61	Monthly	$316	$—	$(3,800)	$(4,116)
CMBX.NA.AAA.12	MSC	USD	8,770,000	0.50%	08/17/61	Monthly	—	(70,361)	(19,720)	50,641
CMBX.NA.AAA.12	GSC	USD	2,170,000	0.50%	08/17/61	Monthly	2,122	—	(4,940)	(7,062)
CMBX.NA.BB.6	GSC	USD	1,475,000	5.00%	05/11/63	Monthly	—	(361,720)	(204,908)	156,812
CMBX.NA.BB.8	GSC	USD	1,360,000	5.00%	10/17/57	Monthly	—	(247,909)	(160,048)	87,861
CMBX.NA.BBB-.6	MSC	USD	1,035,000	3.00%	05/11/63	Monthly	—	(64,578)	(63,974)	604
CMBX.NA.BBB-.6	MSC	USD	2,775,000	3.00%	05/11/63	Monthly	—	(373,758)	(171,866)	201,892
CMBX.NA.BBB-.6	DEUT	USD	175,000	3.00%	05/11/63	Monthly	—	(24,451)	(10,824)	13,627

Total traded indices							$2,438	$(1,142,777)	$(640,080)	$500,259

Total OTC contracts							$2,438	$(1,142,777)	$(640,080)	$500,259

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at January 31, 2020
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.EM.32.V1	USD	2,385,000	1.00%	12/20/24	Quarterly	$(119,630)	$(101,012)	$18,618
CDX.NA.HY.33.V2	USD	504,900	5.00%	12/20/24	Quarterly	41,503	44,768	3,265
CDX.NA.IG.33.V1	USD	1,975,000	1.00%	12/20/24	Quarterly	50,508	48,107	(2,401)

Total traded indices						$(27,619)	$(8,137)	$19,482

Total Centrally Cleared Contracts						$(27,619)	$(8,137)	$19,482

(a)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at January 31, 2020
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1.72% Fixed	3 Mo. USD LIBOR	USD	2,035,000	10/29/29	Semi-Annual	$—	$—	$(57,567)	$(57,567)
1.73% Fixed	3 Mo. USD LIBOR	USD	3,385,000	10/29/29	Semi-Annual	—	—	(97,672)	(97,672)
1.77% Fixed	3 Mo. USD LIBOR	USD	1,530,000	10/30/29	Semi-Annual	—	—	(49,804)	(49,804)
1.77% Fixed	3 Mo. USD LIBOR	USD	1,555,000	10/30/29	Semi-Annual	—	—	(51,278)	(51,278)
1.77% Fixed	3 Mo. USD LIBOR	USD	1,695,000	10/30/29	Semi-Annual	—	—	(55,735)	(55,735)
3 Mo. USD LIBOR	2.00% Fixed	USD	4,135,000	03/21/23	Semi-Annual	72,597	—	(105,251)	(177,848)
3 Mo. USD LIBOR	2.64% Fixed	USD	1,280,000	02/01/26	Semi-Annual	—	—	(89,192)	(89,192)
3 Mo. USD LIBOR	2.25% Fixed	USD	18,621,000	06/20/28	Semi-Annual	1,196,722	—	(1,239,415)	(2,436,137)
3 Mo. USD LIBOR	1.72% Fixed	USD	1,050,000	10/29/29	Semi-Annual	—	—	(29,207)	(29,207)
3 Mo. USD LIBOR	1.76% Fixed	USD	1,690,000	10/30/29	Semi-Annual	—	—	(54,852)	(54,852)
3 Mo. USD LIBOR	2.75% Fixed	USD	120,000	12/20/47	Semi-Annual	—	(2,505)	(29,610)	(27,105)
3 Mo. USD LIBOR	2.86% Fixed	USD	525,000	02/01/49	Semi-Annual	—	—	(144,042)	(144,042)
3 Mo. USD LIBOR	2.39% Fixed	USD	400,000	05/31/49	Semi-Annual	—	—	(67,839)	(67,839)
3 Mo. USD LIBOR	1.79% Fixed	USD	100,000	09/24/49	Semi-Annual	—	—	(2,984)	(2,984)

Total						$1,269,319	$(2,505)	$(2,074,448)	$(3,341,262)

The accompanying notes are an integral part of these financial statements.

41

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Foreign Currency Contracts Outstanding at January 31, 2020
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
17,130,000	EGP	1,053,506	USD	GSC	03/18/20	$14,376	$—
102,000	EUR	113,301	USD	CBK	03/18/20	76	—
1,000	EUR	1,104	USD	GSC	03/18/20	8	—
1,000	EUR	1,106	USD	MSC	03/18/20	6	—
1,000	EUR	1,109	USD	UBS	03/18/20	3	—
340,750,000	JPY	3,145,763	USD	UBS	02/10/20	—	(95)
4,279,749	USD	6,335,000	AUD	RBC	02/28/20	36,658	—
364,263	USD	480,000	CAD	HSBC	02/04/20	1,332	—
385,206	USD	500,000	CAD	SSG	02/05/20	7,155	—
182,930	USD	240,000	CAD	HSBC	02/07/20	1,467	—
151,148	USD	200,000	CAD	BNP	02/12/20	—	(71)
191,224	USD	250,000	CAD	JPM	02/13/20	2,201	—
306,422	USD	400,000	CAD	MSC	02/19/20	3,986	—
4,543,522	USD	5,985,000	CAD	BMO	02/28/20	18,370	—
103,737	USD	135,000	CAD	MSC	03/02/20	1,666	—
198,015	USD	260,000	CAD	MSC	03/09/20	1,433	—
77,009	USD	100,000	CAD	MSC	03/25/20	1,400	—
257,785	USD	335,000	CAD	BNP	03/26/20	4,493	—
152,931	USD	200,000	CAD	HSBC	03/30/20	1,711	—
298,030	USD	389,000	CAD	MSC	04/09/20	3,907	—
378,279	USD	500,000	CAD	HSBC	04/09/20	229	—
38,312	USD	50,000	CAD	MSC	04/15/20	507	—
76,495	USD	100,000	CAD	MSC	04/16/20	885	—
177,823	USD	235,000	CAD	DEUT	05/22/20	138	—
37,596	USD	50,000	CAD	DEUT	06/01/20	—	(209)
195,151	USD	260,000	CAD	UBS	06/01/20	—	(1,438)
86,973	USD	115,000	CAD	RBS	07/02/20	20	—
37,700	USD	50,000	CAD	MSC	07/07/20	—	(106)
398,041	USD	520,000	CAD	NAB	08/06/20	4,862	—
91,310	USD	120,000	CAD	CBK	08/14/20	578	—
79,170	USD	105,000	CAD	MSC	08/14/20	—	(221)
307,359	USD	405,000	CAD	SCB	09/08/20	1,151	—
470,027	USD	618,000	CAD	MSC	09/18/20	2,785	—
366,882	USD	485,000	CAD	HSBC	11/25/20	225	—
76,070	USD	100,000	CAD	MSC	11/27/20	471	—
245,711	USD	220,000	EUR	CIBC	02/28/20	1,502	—
132,810	USD	120,000	EUR	MSC	02/28/20	—	(395)
568,458	USD	515,000	EUR	CBK	02/28/20	—	(3,212)
4,490,712	USD	4,024,000	EUR	CBK	03/18/20	18,222	(336)
3,311	USD	3,000	EUR	SSG	03/18/20	—	(24)
706,117	USD	630,000	EUR	JPM	05/14/20	3,491	—
78,343	USD	70,000	EUR	MSC	11/27/20	—	(607)
663,227	USD	507,000	GBP	MSC	03/18/20	—	(5,979)
1,822,662	USD	196,750,000	JPY	JPM	02/03/20	7,045	—
6,987,046	USD	750,000,000	JPY	JPM	02/10/20	63,346	—
1,728,393	USD	187,150,000	JPY	SSG	02/10/20	699	—
2,449,616	USD	265,950,000	JPY	MSC	02/18/20	—	(6,472)
1,888,093	USD	203,700,000	JPY	MSC	02/25/20	6,260	—
627,363	USD	67,850,000	JPY	BCLY	03/02/20	845	(526)
183,842	USD	20,000,000	JPY	MSC	03/09/20	—	(1,071)
189,514	USD	20,000,000	JPY	MSC	03/10/20	4,590	—
554,464	USD	59,900,000	JPY	HSBC	03/16/20	411	—
462,305	USD	50,350,000	JPY	BCLY	03/23/20	—	(3,617)
122,785	USD	13,250,000	JPY	CIBC	03/30/20	121	—
151,893	USD	16,400,000	JPY	JPM	04/06/20	17	—
200,476	USD	21,850,000	JPY	JPM	04/13/20	—	(1,948)
244,176	USD	26,600,000	JPY	JPM	04/27/20	—	(2,442)
1,812,494	USD	196,700,000	JPY	JPM	05/07/20	—	(12,136)
662,938	USD	13,455,000	MXN	GSC	06/10/21	—	(417)
3,058,320	USD	4,675,000	NZD	MSC	04/30/20	29,435	—

Total						$248,083	$(41,322)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

42

Hartford Total Return Bond ETF

Schedule of Investments – (continued)

January 31, 2020 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund’s investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$110,951,743	$—	$110,951,743	$—
Corporate Bonds	192,463,265	—	192,463,265	—
Foreign Government Obligations	40,627,283	—	40,627,283	—
Municipal Bonds	6,251,355	—	6,251,355	—
Senior Floating Rate Interests	27,810,552	—	27,810,552	—
U.S. Government Agencies	321,441,549	—	321,441,549	—
U.S. Government Securities	156,914,865	—	156,914,865	—
Short-Term Investments	14,649,948	9,779,367	4,870,581	—
Purchased Options	555,446	—	555,446	—
Foreign Currency Contracts(2)	248,083	—	248,083	—
Futures Contracts(2)	70,116	70,116	—	—
Swaps - Credit Default(2)	533,320	—	533,320	—

Total	$872,517,525	$9,849,483	$862,668,042	$—

Liabilities
Foreign Currency Contracts(2)	$(41,322)	$—	$(41,322)	$—
Futures Contracts(2)	(865,646)	(865,646)	—	—
Swaps - Credit Default(2)	(13,579)	—	(13,579)	—
Swaps - Interest Rate(2)	(3,341,262)	—	(3,341,262)	—

Total	$(4,261,809)	$(865,646)	$(3,396,163)	$—

(1)	For the six-month period ended January 31, 2020, there were no transfers in and out of Level 3.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

The accompanying notes are an integral part of these financial statements.

43

Hartford Active Fixed Income ETFs

Glossary (abbreviations used in the preceding Schedules of Investments)

Counterparty Abbreviations:

BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

Index Abbreviations:
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ICE	Intercontinental Exchange, Inc.
MSCI	Morgan Stanley Capital International

Other Abbreviations:
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DDCA	Dollars on Deposit in Custody Account
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
PT	Perseroan Terbatas
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Rev	Revenue
UMBS	Uniform Mortgage Backed Securities
VA	Veterans Administration

44

Hartford Active Fixed Income ETFs

Statements of Assets and Liabilities

January 31, 2020 (Unaudited)

	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$153,033,672	$70,387,690	$116,272,551	$871,666,006
Cash	—	—	—	264
Foreign currency	—	—	284,311	244,909
Unrealized appreciation on OTC swap contracts	—	—	—	511,437
Unrealized appreciation on foreign currency contracts	—	—	4,159	248,083
Receivables:
Investment securities sold	—	—	1,180,284	102,142,510
Fund shares sold	2,119,736	—	—	—
Dividends and interest	1,492,856	288,493	727,368	4,149,341
Securities lending income	—	—	—	1,390
Variation margin on futures contracts	—	41,725	72,454	—
Variation margin on centrally cleared swap contracts	—	—	—	31,654
Tax reclaims	—	—	3,167	2,105
OTC swap contracts premiums paid	—	—	—	2,438
Other assets	531	—	—	—

Total assets	156,646,795	70,717,908	118,544,294	979,000,137

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	10,482	41,322
Due to custodian	—	—	1,018,000	—
Obligation to return securities lending collateral	—	—	—	1,217,588
Unrealized depreciation on OTC swap contracts	—	—	—	11,178
Unfunded loan commitments	—	—	—	18,013
Payables:
Investment securities purchased	3,693,804	1,749,409	2,383,075	310,987,940
Investment management fees	38,996	22,625	29,750	157,601
Variation margin on futures contracts	—	—	—	148,450
Distributions payable	290,493	32,578	240,296	1,200,014
OTC swap contracts premiums received	—	—	—	1,142,777

Total liabilities	4,023,293	1,804,612	3,681,603	314,924,883

Net assets	$152,623,502	$68,913,296	$114,862,691	$664,075,254

Summary of Net Assets:
Paid-in-capital	$143,212,381	$67,193,429	$112,308,398	$632,403,629
Distributable earnings	9,411,121	1,719,867	2,554,293	31,671,625

Net assets	$152,623,502	$68,913,296	$114,862,691	$664,075,254

Net asset value per share	$42.40	$21.20	$41.02	$40.87

Shares issued and outstanding	3,600,000	3,250,000	2,800,000	16,250,000

Cost of investments	$144,379,333	$68,718,490	$113,449,602	$835,397,547
Cost of foreign currency	$—	$—	$284,311	$244,917

(1) Includes Investment in securities on loan, at market value	$—	$—	$—	$1,177,677

The accompanying notes are an integral part of these financial statements.

45

Hartford Active Fixed Income ETFs

Statements of Operations

For the Six-Month Period Ended January 31, 2020 (Unaudited)

	Hartford Municipal Opportunities ETF	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Total Return Bond ETF
Investment Income:
Interest	$2,137,757	$519,794	$2,091,110	$9,934,813
Securities lending	—	—	281	4,790

Total investment income, net	2,137,757	519,794	2,091,391	9,939,603

Expenses:
Investment management fees	222,043	94,383	170,755	895,783

Total expenses, net	222,043	94,383	170,755	895,783

Net Investment Income (Loss)	1,915,714	425,411	1,920,636	9,043,820

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	935,691	102,363	269,224	8,763,163
Net realized gain (loss) on purchased options contracts	—	—	—	131,239
Net realized gain (loss) on futures contracts	—	1,587	(142,253)	(1,142,601)
Net realized gain (loss) on written options contracts	—	—	—	134,940
Net realized gain (loss) on swap contracts	—	—	—	(196,486)
Net realized gain (loss) on foreign currency contracts	—	—	(86,380)	465,662
Net realized gain (loss) on other foreign currency transactions	—	—	(1,275)	(6,565)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	935,691	103,950	39,316	8,149,352

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	2,020,396	989,740	918,869	10,697,507
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—	170,607
Net unrealized appreciation (depreciation) of futures contracts	—	(21,678)	23,712	453,853
Net unrealized appreciation (depreciation) of swap contracts	—	—	—	(901,615)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	(13,008)	137,759
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	(912)	10,509

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	2,020,396	968,062	928,661	10,568,620

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	2,956,087	1,072,012	967,977	18,717,972

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,871,801	$1,497,423	$2,888,613	$27,761,792

The accompanying notes are an integral part of these financial statements.

46

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets

	Hartford Municipal Opportunities ETF		Hartford Schroders Tax-Aware Bond ETF
	For the Six-Month Period Ended January 31, 2020 (Unaudited)	For the Year Ended July 31, 2019	For the Six-Month Period Ended January 31, 2020 (Unaudited)	For the Year Ended July 31, 2019
Operations:
Net investment income (loss)	$1,915,714	$2,499,613	$425,411	$550,170
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	935,691	395,339	103,950	325,075
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	2,020,396	6,692,181	968,062	695,168

Net Increase (Decrease) in Net Assets Resulting from Operations	4,871,801	9,587,133	1,497,423	1,570,413

Distributions to Shareholders	(2,457,075)	(2,487,558)	(755,826)	(563,102)

Fund Share Transactions:
Sold	27,286,758	120,705,261	47,225,213	5,235,438
Redeemed	(16,861,884)	—	(6,323,537)	—
Other Capital	11,037	51,773	40,162	3,927

Net increase from capital share transactions	10,435,911	120,757,034	40,941,838	5,239,365

Net Increase (Decrease) in Net Assets	12,850,637	127,856,609	41,683,435	6,246,676

Net Assets:
Beginning of period	139,772,865	11,916,256	27,229,861	20,983,185

End of period	$152,623,502	$139,772,865	$68,913,296	$27,229,861

The accompanying notes are an integral part of these financial statements.

47

Hartford Active Fixed Income ETFs

Statements of Changes in Net Assets – (continued)

	Hartford Short Duration ETF		Hartford Total Return Bond ETF
	For the Six-Month Period Ended January 31, 2020 (Unaudited)	For the Year Ended July 31, 2019	For the Six-Month Period Ended January 31, 2020 (Unaudited)	For the Year Ended July 31, 2019
Operations:
Net investment income (loss)	$1,920,636	$3,147,035	$9,043,820	$14,344,126
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	39,316	(191,334)	8,149,352	9,430,606
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	928,661	1,859,440	10,568,620	22,711,636

Net Increase (Decrease) in Net Assets Resulting from Operations	2,888,613	4,815,141	27,761,792	46,486,368

Distributions to Shareholders	(2,009,672)	(3,112,779)	(27,631,737)	(14,404,534)

Fund Share Transactions:
Sold	18,403,112	96,183,975	73,365,593	559,765,672
Redeemed	(14,324,483)	(8,032,678)	—	(46,687,112)
Other Capital	16,364	52,108	58,692	525,462

Net increase from capital share transactions	4,094,993	88,203,405	73,424,285	513,604,022

Net Increase (Decrease) in Net Assets	4,973,934	89,905,767	73,554,340	545,685,856

Net Assets:
Beginning of period	109,888,757	19,982,990	590,520,914	44,835,058

End of period	$114,862,691	$109,888,757	$664,075,254	$590,520,914

The accompanying notes are an integral part of these financial statements.

48

Hartford Active Fixed Income ETFs

Financial Highlights

	— Selected Per-Share Data(1)—												— Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover(4)

Hartford Municipal Opportunities ETF

For the Six-Month Period Ended January 31, 2020 (Unaudited)
$41.72	$0.53	(11)	$0.82	(11)	$1.35	$—	$(0.52)	$(0.15)	$(0.67)	$42.40	3.23	%(5)	$152,624	0.29	%(6)	0.29	%(6)	2.50	%(6)(11)	22%

For the Year Ended July 31, 2019
$39.72	$1.07		$1.92		$2.99	$0.02	$(1.01)	$—	$(1.01)	$41.72	7.68%		$139,773	0.29%		0.29%		2.65%		32%

For the Period Ended July 31, 2018(7)
$40.00	$0.54		$(0.37)		$0.17	$0.07	$(0.52)	$—	$(0.52)	$39.72	0.60	%(5)	$11,916	0.34	%(6)	0.34	%(6)	2.18	%(6)	37%

Hartford Schroders Tax-Aware Bond ETF

For the Six-Month Period Ended January 31, 2020 (Unaudited)
$20.95	$0.19		$0.33		$0.52	$0.02	$(0.19)	$(0.10)	$(0.29)	$21.20	2.60	%(5)	$68,913	0.39	%(6)	0.39	%(6)	1.76	%(6)	112%

For the Year Ended July 31, 2019
$19.98	$0.51		$0.99		$1.50	$—	$(0.53)	$—	$(0.53)	$20.95	7.62%		$27,230	0.39%		0.39%		2.55%		165%

For the Period Ended July 31, 2018(8)
$20.00	$0.11		$(0.06)		$0.05	$0.02	$(0.09)	$—	$(0.09)	$19.98	0.37	%(5)	$20,983	0.39	%(6)	0.39	%(6)	1.93	%(6)	60%

Hartford Short Duration ETF

For the Six-Month Period Ended January 31, 2020 (Unaudited)
$40.70	$0.67	(12)	$0.33	(12)	$1.00	$0.01	$(0.69)	$—	$(0.69)	$41.02	2.51	%(5)	$114,863	0.29	%(6)	0.29	%(6)	3.26	%(6)(12)	15%

For the Year Ended July 31, 2019
$39.97	$1.38		$0.64		$2.02	$0.02	$(1.31)	$—	$(1.31)	$40.70	5.20%		$109,889	0.29%		0.29%		3.45%		28%

For the Period Ended July 31, 2018(9)
$40.00	$0.19		$(0.09)		$0.10	$0.02	$(0.15)	$—	$(0.15)	$39.97	0.31	%(5)	$19,983	0.29	%(6)	0.29	%(6)	2.75	%(6)	1%

Hartford Total Return Bond ETF

For the Six-Month Period Ended January 31, 2020 (Unaudited)
$40.87	$0.61	(13)	$1.22	(13)	$1.83	$—	$(0.78)	$(1.05)	$(1.83)	$40.87	4.59	%(5)	$664,075	0.29	%(6)	0.29	%(6)	2.93	%(6)(13)	27%

For the Year Ended July 31, 2019
$38.99	$1.30		$1.77		$3.07	$0.05	$(1.24)	$—	$(1.24)	$40.87	8.14%		$590,521	0.29%		0.29%		3.30%		54%

For the Period Ended July 31, 2018(10)
$40.00	$0.77		$(1.14)		$(0.37)	$0.08	$(0.72)	$—	$(0.72)	$38.99	(0.71	)%(5)	$44,835	0.38	%(6)	0.38	%(6)	2.35	%(6)	46%

(1)

Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)

Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at market price at the end of the distribution day.

(3)	There were no waivers or reimbursements for the periods shown.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Not annualized.
(6)	Annualized.
(7)	Commenced operations on December 13, 2017.
(8)	Commenced operations on April 18, 2018.
(9)	Commenced operations on May 30, 2018.
(10)	Commenced operations on September 27, 2017.
(11)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the six months ended January 31, 2020 was an increase to net investment income per share for $0.01, decrease to net realized and unrealized gain (loss) on investments for $(0.01) and an increase to ratio of net investment income to average net assets for 0.04%. Per share data and ratios for periods prior to January 31, 2020 have not been restated to reflect this change in presentation.

(12)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for six months ended January 31, 2020 was an increase to net investment income per share for less than $(0.005), decrease to net realized and unrealized gain (loss) to investments for less than $(0.005), and an increase to ratio of net investment income to average net assets for less than $(0.005). Per share data and ratios for periods prior to January 31, 2020 have not been restated to reflect this change in presentation.

(13)

FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective January 1, 2019, the Fund amended its amortization policy and the effect of this change for the six months ended January 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.02)%. Per share data and ratios for periods prior to January 31, 2020 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.

49

Hartford Active Fixed Income ETFs

Notes to Financial Statements

January 31, 2020 (Unaudited)

1.	Organization:

Hartford Funds Exchange-Traded Trust (the “Trust”) is an open-end registered management investment company comprised of four operational series as of January 31, 2020. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Hartford Funds Exchange-Traded Trust:

Hartford Municipal Opportunities ETF (the “Municipal Opportunities ETF”)

Hartford Schroders Tax-Aware Bond ETF (the “Tax-Aware Bond ETF”)

Hartford Short Duration ETF (the “Short Duration ETF”)

Hartford Total Return Bond ETF (the “Total Return Bond ETF”)

Municipal Opportunities ETF commenced operations on December 13, 2017. Total Return Bond ETF commenced operations on September 27, 2017. Tax-Aware Bond ETF commenced on operations on April 18, 2018. Short Duration ETF commenced operation on May 30, 2018. Each Fund is an actively managed, exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. (“NYSE Arca”). Shares of Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value (“NAV”) only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)

Determination of Net Asset Value – The NAV of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of the shares of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

50

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.

Fixed income investments (other than short-term obligations) held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•

Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•

Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees (the “Board”) has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board. Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

c)

Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

51

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.

Please refer to Note 8 for Securities Lending information.

d)

Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized gain on investments in these securities, if applicable.

e)

Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)

Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, monthly. Dividends from realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.

b)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of January 31, 2020.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or

52

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of January 31, 2020.

c)

Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a Borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of January 31, 2020.

d)

Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of January 31, 2020.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)

Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the six-month period ended January 31, 2020, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF had entered into Futures Contracts.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

b)

Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the six-month period ended January 31, 2020, Short Duration ETF and Total Return Bond ETF had entered into Foreign Currency Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter (“OTC”) options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the six-month period ended January 31, 2020, Total Return Bond ETF had entered into Options Contracts.

d)

Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

54

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the six-month period ended January 31, 2020, Total Return Bond ETF had entered into Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

During the six-month period ended January 31, 2020, Total Return Bond ETF had entered into Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the six-month period ended January 31, 2020, Total Return Bond ETF had entered into Total Return Swap Contracts.

e)	Additional Derivative Instrument Information:

Tax-Aware Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:

Liabilities:
Unrealized depreciation on futures contracts(1)	$28,414	$—	$—	$—	$—	$—	$28,414

Total	$28,414	$—	$—	$—	$—	$—	$28,414

(1)

Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,587	$—	$—	$—	$—	$—	$1,587

Total	$1,587	$—	$—	$—	$—	$—	$1,587

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(21,678)	$—	$—	$—	$—	$—	$(21,678)

Total	$(21,678)	$—	$—	$—	$—	$—	$(21,678)

For the period ended January 31, 2020, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	25
Futures Contracts Short at Number of Contracts	(13)

56

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

Short Duration ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$70,116	$—	$—	$—	$—	$—	$70,116
Unrealized appreciation on foreign currency contracts	—	4,159	—	—	—	—	4,159

Total	$70,116	$4,159	$—	$—	$—	$—	$74,275

Liabilities:
Unrealized depreciation on futures contracts(1)	$143,615	$—	$—	$—	$—	$—	$143,615
Unrealized depreciation on foreign currency contracts	—	10,482	—	—	—	—	10,482

Total	$143,615	$10,482	$—	$—	$—	$—	$154,097

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(142,253)	$—	$—	$—	$—	$—	$(142,253)
Net realized gain (loss) on foreign currency contracts	—	(86,380)	—	—	—	—	(86,380)

Total	$(142,253)	$(86,380)	$—	$—	$—	$—	$(228,633)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$23,712	$—	$—	$—	$—	$—	$23,712
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(13,008)	—	—	—	—	(13,008)

Total	$23,712	$(13,008)	$—	$—	$—	$—	$10,704

For the period ended January 31, 2020, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	96
Futures Contracts Short at Number of Contracts	(106)
Foreign Currency Contracts Purchased at Contract Amount	$244,995
Foreign Currency Contracts Sold at Contract Amount	$3,817,652

Total Return Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$555,446	$—	$—	$—	$—	$—	$555,446
Unrealized appreciation on futures contracts(1)	70,116	—	—	—	—	—	70,116
Unrealized appreciation on foreign currency contracts	—	248,083	—	—	—	—	248,083
Unrealized appreciation on swap contracts(2)	—	—	533,320	—	—	—	533,320

Total	$625,562	$248,083	$533,320	$—	$—	$—	$1,406,965

Liabilities:
Unrealized depreciation on futures contracts(1)	$865,646	$—	$—	$—	$—	$—	$865,646
Unrealized depreciation on foreign currency contracts	—	41,322	—	—	—	—	41,322
Unrealized depreciation on swap contracts(2)	3,341,262	—	13,579	—	—	—	3,354,841

Total	$4,206,908	$41,322	$13,579	$—	$—	$—	$4,261,809

57

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

(1)

Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

(2)

Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the period ended January 31, 2020:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$131,239	$—	$—	$—	$—	$—	$131,239
Net realized gain (loss) on futures contracts	(1,142,601)	—	—	—	—	—	(1,142,601)
Net realized gain (loss) on written options contracts	134,940	—	—	—	—	—	134,940
Net realized gain (loss) on swap contracts	(191,302)	—	(5,184)	—	—	—	(196,486)
Net realized gain (loss) on foreign currency contracts	—	465,662	—	—	—	—	465,662

Total	$(1,067,724)	$465,662	$(5,184)	$—	$—	$—	$(607,246)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$170,607	$—	$—	$—	$—	$—	$170,607
Net change in unrealized appreciation (depreciation) of futures contracts	453,853	—	—	—	—	—	453,853
Net change in unrealized appreciation (depreciation) of swap contracts	(1,466,604)	—	564,989	—	—	—	(901,615)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	137,759	—	—	—	—	137,759

Total	$(842,144)	$137,759	$564,989	$—	$—	$—	$(139,396)

For the period ended January 31, 2020, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	4,831,667
Futures Contracts Long at Number of Contracts	172
Futures Contracts Short at Number of Contracts	(319)
Written Options Contracts at Number of Contracts	(89,960,000)
Swap Contracts at Notional Amount	$78,381,750
Foreign Currency Contracts Purchased at Contract Amount	$2,526,130
Foreign Currency Contracts Sold at Contract Amount	$38,616,464

f)

Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present a Fund’s derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by a Fund as of January 31, 2020:

Tax-Aware Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(28,414)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(28,414)

Derivatives not subject to a MNA	—	28,414

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

58

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

Short Duration ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$4,159	$(10,482)
Futures contracts	70,116	(143,615)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	74,275	(154,097)

Derivatives not subject to a MNA	(70,116)	143,615

Total gross amount of assets and liabilities subject to MNA or similar agreements	$4,159	$(10,482)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$4,159	$(1,596)	$—	$—	$2,563

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(1,596)	$1,596	$—	$—	$—
Citibank NA	(8,491)	—	—	—	(8,491)
Morgan Stanley	(395)	—	—	—	(395)

Total	$(10,482)	$1,596	$—	$—	$(8,886)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond ETF

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$248,083	$(41,322)
Futures contracts	70,116	(865,646)
Purchased options	555,446	—
Swap contracts	533,320	(3,354,841)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,406,965	(4,261,809)

Derivatives not subject to a MNA	(91,999)	4,209,309

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,314,966	$(52,500)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$48,243	$—	$—	$—	$48,243
Bank of Montreal	18,370	—	—	—	18,370
Barclays	845	(845)	—	—	—
BNP Paribas Securities Services	4,493	(71)	—	—	4,422
Canadian Imperial Bank of Commerce	1,623	—	—	—	1,623
Citibank NA	18,876	(3,548)	—	—	15,328
Deutsche Bank Securities, Inc.	114,918	(209)	—	—	114,709
Goldman Sachs & Co.	259,057	(7,479)	—	—	251,578
HSBC Bank USA	411,425	—	—	—	411,425
JP Morgan Chase & Co.	76,100	(16,526)	—	—	59,574
Morgan Stanley	310,468	(18,967)	—	—	291,501
National Australia Bank Limited	4,862	—	—	—	4,862
RBC Dominion Securities, Inc.	36,658	—	—	—	36,658
RBS Greenwich Capital	20	—	—	—	20
Standard Chartered Bank	1,151	—	—	—	1,151
State Street Global Markets LLC	7,854	(24)	—	—	7,830
UBS AG	3	(3)	—	—	—

Total	$1,314,966	$(47,672)	$—	$—	$1,267,294

59

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

Total Return Bond ETF– (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$(4,143)	$845	$—	$—	$(3,298)
BNP Paribas Securities Services	(71)	71	—	—	—
Citibank NA	(3,548)	3,548	—	—	—
Deutsche Bank Securities, Inc.	(209)	209	—	—	—
Goldman Sachs & Co.	(7,479)	7,479	—	—	—
JP Morgan Chase & Co.	(16,526)	16,526	—	—	—
Morgan Stanley	(18,967)	18,967	—	—	—
State Street Global Markets LLC	(24)	24	—	—	—
UBS AG	(1,533)	3	—	—	(1,530)

Total	$(52,500)	$47,672	$—	$—	$(4,828)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2020. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

60

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

b)

Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period. At July 31, 2019 (tax year end), each Fund’s capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Short Duration ETF	$51,809	$306,397

Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2019.

During the fiscal year ended July 31, 2019, the Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF utilized $50,989, $18,273 and $219,216, respectively, of prior year capital loss carryforwards.

c)

Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at January 31, 2020 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Municipal Opportunities ETF	$144,379,333	$8,654,362	$(23)	$8,654,339
Tax-Aware Bond ETF	68,718,490	1,669,316	(28,530)	1,640,786
Short Duration ETF	113,449,602	3,023,599	(280,472)	2,743,127
Total Return Bond ETF	835,397,547	38,814,685	(5,956,516)	32,858,169

7.	Expenses:

a)

Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Municipal Opportunities ETF, Short Duration ETF, and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to Tax-Aware Bond ETF. SIMNA and SIMNA Ltd. perform the daily investment of the assets of Tax-Aware Bond ETF in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate the applicable sub-adviser.

Under the Investment Management Agreement, the Adviser agrees to pay all expenses of the Trust, except (i) brokerage expenses and other expenses (such as stamp taxes and acquired fund fees and expenses) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Adviser under the Investment Management Agreement. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Management Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of January 31, 2020; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Municipal Opportunities ETF	0.29%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Total Return Bond ETF	0.29%

b)

Distribution Plans – Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do

61

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time, these fees increase the cost of your investment and they may cost you more than certain other types of asset-based charges.

For the period ended January 31, 2020, the Funds did not pay any Rule 12b-1 fees.

c)

Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended January 31, 2020, a portion of the Trust’s Chief Compliance Officer’s (“CCO”) compensation was paid by HFMC. As part of the Funds’ Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.

8.	Securities Lending:

The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1⁄3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.

A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the risk that the principal value of the collateral invested may decline; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.

The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.

The following table presents the market value of the Funds’ securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Funds as of January 31, 2020.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower	Net Amount(2)
Total Return Bond ETF	$1,177,677	$(1,177,677)	$—

(1)

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:

Fund	Cash Collateral	Non-Cash Collateral
Total Return Bond ETF	$1,217,588	$—

62

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

9.	Secured Borrowings:

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of January 31, 2020.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

Total Return Bond ETF	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Corporate Bonds	$118,922	$—	$—	$—	$118,922
Municipal Bonds	1,098,666	—	—	—	1,098,666

Total	$1,217,588	$—	$—	$—	$1,217,588

Total Borrowings	$1,217,588	$—	$—	$—	$1,217,588

Gross amount of recognized liabilities for securities lending transactions					$1,217,588

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.

10.	Custodian and Transfer Agent:

State Street serves as Custodian for the Funds pursuant to a custodian agreement (“Custodian Agreement”) dated December 31, 2014, as amended November 21, 2017. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”) dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.

For the services provided under the Custodian Agreement and Transfer Agency Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds’ unitary management fee structure.

11.	Affiliate Holdings:

As of January 31, 2020, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Municipal Opportunities ETF	57%
Tax-Aware Bond ETF	30%
Short Duration ETF	31%

As of January 31, 2020, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds. Affiliated funds of funds owned shares in the Fund listed below as follows:

Fund	Percentage of Fund
Short Duration ETF	42%
Total Return Bond ETF	90%

12.	Investment Transactions:

For the six-month period ended January 31, 2020, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Municipal Opportunities ETF	$42,123,322	$32,700,027	$—	$—	$42,123,322	$32,700,027
Tax-Aware Bond ETF	48,529,469	17,408,418	32,095,655	32,256,208	80,625,124	49,664,626
Short Duration ETF	18,942,402	15,389,948	1,857,189	1,479,935	20,799,591	16,869,882
Total Return Bond ETF	102,298,162	99,621,168	111,515,218	58,871,145	213,813,380	158,492,313

63

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

13.	Share Transactions:

Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.

If a Creation Unit is purchased or redeemed for cash or outside of the Clearing Process, a higher transaction fee may be charged. The following table discloses Creation Unit breakdown for each Fund:

Fund	Standard Creation Unit Shares	Standard In-kind Creation Fee	Value at January 31, 2020	Standard In-kind Redemption Fee
Municipal Opportunities ETF	50,000	$400	$2,120,000	$400
Tax-Aware Bond ETF	50,000	$500	1,060,000	$500
Short Duration ETF	50,000	$400	2,051,000	$400
Total Return Bond ETF	50,000	$500	2,043,500	$500

Shares of Municipal Opportunities ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Short Duration ETF are listed and traded on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.

Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units (50,000 shares) to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.

The following information is for the six-month period ended January 31, 2020 and the year ended July 31, 2019:

	For the Six-Month Period Ended January 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Municipal Opportunities ETF
Shares Sold	650,000	$27,286,758	3,050,000	$120,705,261
Shares Redeemed	(400,000)	(16,861,884)	—	—
Other Capital	—	11,037	—	51,773

Net Increase (Decrease)	250,000	10,435,911	3,050,000	120,757,034

	For the Six-Month Period Ended January 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Tax-Aware Bond ETF
Shares Sold	2,250,000	$47,225,213	250,000	$5,235,438
Shares Redeemed	(300,000)	(6,323,537)	—	—
Other Capital	—	40,162	—	3,927

Net Increase (Decrease)	1,950,000	40,941,838	250,000	5,239,365

64

Hartford Active Fixed Income ETFs

Notes to Financial Statements – (continued)

January 31, 2020 (Unaudited)

	For the Six-Month Period Ended January 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Short Duration ETF
Shares Sold	450,000	$18,403,112	2,400,000	$96,183,975
Shares Redeemed	(350,000)	(14,324,483)	(200,000)	(8,032,678)
Other Capital	—	16,364	—	52,108

Net Increase (Decrease)	100,000	4,094,993	2,200,000	88,203,405

	For the Six-Month Period Ended January 31, 2020		For the Year Ended July 31, 2019
	Shares	Amount	Shares	Amount
Total Return Bond ETF
Shares Sold	1,800,000	$73,365,593	14,500,000	$559,765,672
Shares Redeemed	—	—	(1,200,000)	(46,687,112)
Other Capital	—	58,692	—	525,462

Net Increase (Decrease)	1,800,000	73,424,285	13,300,000	513,604,022

14.	Indemnifications:

Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

The FASB issued ASU 2017-08 (the “ASU”) to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. The ASU is effective for public entities for fiscal years beginning after December 15, 2018, and for private entities one year later. Upon initial adoption, the impacted Funds adjusted the cost of their callable debt securities by the cumulative amount of amortization that would have been recognized had the amortization period initially extended only to the earliest call date, with a corresponding reclassification between interest income and net realized gain (loss) on investments or net unrealized appreciation (depreciation) of investments in the Statements of Operations. The adoption of the ASU does not affect the impacted Funds’ net asset values and the cumulative effect to the impacted Funds resulting from the adoption of amending the amortization period to the earliest call date for callable debt securities is as follows:

	As of August 1, 2019	For the Six Months Ended January 31, 2020
Fund	Cost of Investments	Interest Income	Net Unrealized Appreciation (Depreciation) of Investments	Net Realized Gain (Loss) on Investments
Municipal Opportunities ETF	$20,003	$11,712	$16,185	$27,897
Short Duration ETF	429	(90)	90	—
Total Return Bond ETF	(34,683)	(15,380)	(30,272)	45,652

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements.

ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, however, an entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. Management has elected to early adopt the provisions of ASU 2018-13 that eliminate disclosure requirements effective with the current reporting period. The impact of each Fund’s early adoption of these provisions was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. Management is currently evaluating the potential impact of adopting the additional provisions of ASU 2018-13.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the period ended January 31, 2020, events and transactions subsequent to January 31, 2020, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure.

The affects to public health, business and market conditions resulting from the coronavirus (COVID-19) pandemic that escalated during the first quarter of 2020 may have a significant negative impact on the performance of the Funds’ investments. The extent and duration of this impact is currently unclear.

65

Hartford Active Fixed Income ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

66

Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Hartford Funds Exchange-Traded Trust

Hartford Municipal Opportunities ETF

Hartford Schroders Tax-Aware Bond ETF

Hartford Short Duration ETF

Hartford Total Return Bond ETF

(each a “Fund” and collectively, the “Funds”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the investment company’s investment management and sub-advisory agreements. At its meeting held on August 6-7, 2019, the Board of Trustees (the “Board”) of Hartford Funds Exchange-Traded Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and the Trust on behalf of each of the Funds (the “Investment Management Agreement”); (ii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) on behalf of Hartford Schroders Tax-Aware Bond ETF; (iii) a separate secondary sub-advisory agreement (the “Sub-Sub-Advisory Agreement”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.”) on behalf of Hartford Schroders Tax-Aware Bond ETF; and (iv) the continuation of an investment sub-advisory agreement (the “Wellington Sub-Advisory Agreement” and collectively with the Investment Management Agreement, the Schroders Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the “Agreements”) by and between HFMC and Wellington Management Company LLP (“Wellington,” and together with HFMC, SIMNA Inc. and SIMNA Ltd., the “Advisers”), on behalf of Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF.

In the months preceding the August 6-7, 2019 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 18, 2019 and August 6-7, 2019. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 18, 2019 and August 6-7, 2019 concerning the Agreements.

The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees and overall expense ratio compared to those of comparable registered investment companies with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s management fees, overall expense ratio and investment performance. In addition, the Consultant reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Investment Management Agreement.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Trustees were also separately assisted by independent legal counsel throughout the evaluation process. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford Funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

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Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Investment Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment management services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program and noted the income earned by the Funds in connection with their participating in the program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers.

With respect to the Sub-advisers, which are responsible for the daily investment of their respective Funds, subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the quality and experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning to ensure continuity of portfolio management services provided to the Funds.

The Board considered HFMC’s efforts to provide investors in the Hartford Funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in connection with sponsoring new funds to expand these opportunities for shareholders and providing ongoing services to each Fund. The Board considered the special attributes of the Funds, which are exchange-traded funds, relative to traditional mutual funds and the benefits that are expected to be realized from an investment in the Funds, rather than a traditional mutual fund. The Board also considered the resources devoted by HFMC and its affiliates in developing and maintaining an infrastructure necessary to support the ongoing operations of the Funds.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance and commentary of the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed

68

Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC, SIMNA Inc. and Wellington that the respective Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Hartford Schroders Tax-Aware Bond Fund. Accordingly, the Board concluded that the profitability of each Sub-adviser is a less relevant factor with respect to the Board’s consideration of the sub-advisory agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Investment Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with the Funds were not excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 18, 2019 and August 6-7, 2019 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratio of the Fund. The Board considered that HFMC would pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. and Wellington with respect to each Fund, as applicable. In this regard, the Board requested and reviewed information from HFMC, SIMNA Inc. and Wellington relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees and total expense ratio relative to an appropriate group of funds selected by Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.

The Board considered the methodology used by Broadridge to select the applicable peer groups and noted that the peer groups are comprised of only other actively managed exchange-traded funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of registered investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

The Board received information regarding fees charged by HFMC to other Hartford Funds that are mutual funds with investment strategies similar to those of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, and Hartford Total Return Bond ETF. The Board reviewed information about structural, operational and other differences between the Funds and the mutual funds, including differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services it provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale achieved by a Fund would benefit HFMC due to the unitary fee structure of each Fund. The Board considered that each Fund could achieve some economies of scale as assets in the Fund grow. The Board considered that, although the Funds’ unitary fee structure does not have breakpoints, the Funds’ unitary fee rates

69

Hartford Active Fixed Income ETFs

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

had been set competitively and/or priced to scale at inception and are maintained at those competitive fixed rates even if a particular Fund’s assets decline and/or operating costs rise. In addition, the Board considered that making additional investments intended to enhance services available to the Funds and their shareholders is another means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratio for each Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

Fund-by-Fund Factors

For purposes of the Fund-by-Fund discussion below, Fund performance is referred to as “in line with” a Fund’s benchmark where it was 0.5% above or below the benchmark return, and each Fund’s performance relative to its benchmark reflects the net performance of the Fund as of March 31, 2019.

Hartford Municipal Opportunities ETF

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•

The Board noted that the Fund’s contractual management fee, actual management fee and total expenses were ranked 1st out of five in its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018.

Hartford Schroders Tax-Aware Bond ETF

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe since the Fund’s inception. The Board also noted that the Fund’s performance was in line with its benchmark since the Fund’s inception. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and total expenses were in the 4th quintile.

Hartford Short Duration ETF

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe since the Fund’s inception. The Board also noted that the Fund’s performance was above its benchmark since the Fund’s inception.

•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile.

Hartford Total Return Bond ETF

•

The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•

The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2018.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

70

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

CUSTOMER PRIVACY NOTICE

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

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We may obtain Personal Information from:

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Based on the type of product or service You apply for or get from us, Personal Information such as:

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To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

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As allowed by law, we may share Personal Financial Information with our affiliates to:

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For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

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We are responsible for and must:

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Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

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You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of March 2020), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.

Revised March 2020

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Municipal Opportunities ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Tax-Aware Bond ETF is sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”) serves as a sub-sub-adviser to Tax-Aware Bond ETF. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.

ETFSAR-AFI20    03/20    215499    HFA000669    Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2)  Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable
(a)(4) Response to Item 13(a)(4) is filed herewith.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: April 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 9, 2020	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: April 9, 2020	By:	/s/ Amy N. Furlong
Amy N. Furlong
Treasurer
(Principal Financial Officer and Principal Accounting Officer)